Document and Entity Information (USD $)	12 Months Ended
	Dec. 31, 2010	Feb. 25, 2011	Jun. 30, 2010
Document and Entity Information [Abstract]
Entity Registrant Name	POPULAR INC
Entity Central Index Key	0000763901
Document Type	10-K
Document Period End Date	Dec 31, 2010
Amendment Flag	false
Document Fiscal Year Focus	2010
Document Fiscal Period Focus	FY
Current Fiscal Year End Date	--12-31
Entity Well-known Seasoned Issuer	Yes
Entity Voluntary Filers	No
Entity Current Reporting Status	Yes
Entity Filer Category	Large Accelerated Filer
Entity Public Float			$ 2,670,000,000
Entity Common Stock, Shares Outstanding		1,023,110,458

Consolidated Statements of Condition (USD $) In Thousands	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009
Assets
Cash and due from banks	$ 452,373	$ 677,330
Money market investments:
Federal funds sold	16,110	159,807
Securities purchased under agreements to resell	165,851	293,125
Time deposits with other banks	797,334	549,865
Total money market investments	979,295	1,002,797
Trading account securities, at fair value:
Pledged securities with creditors' right to repledge	492,183	415,653
Other trading securities	54,530	46,783
Investment securities available-for-sale, at fair value:
Pledged securities with creditors' right to repledge	2,031,123	2,330,441
Other investment securities available-for-sale	3,205,729	4,364,273
Investment securities held-to-maturity, at amortized cost (fair value 2010 - $120,873; 2009 - $213,146)	122,354	212,962
Other investment securities, at lower of cost or realizable value (realizable value 2010 - $165,233; 2009 - $165,497)	163,513	164,149
Loans held-for-sale, at lower of cost or fair value	893,938	90,796
Loans held-in-portfolio:
Loans not covered under loss sharing agreements with the FDIC	20,834,276	23,827,263
Loans covered under loss sharing agreements with the FDIC	4,836,882	0
Less - Unearned income	106,241	114,150
Allowance for loan losses	793,225	1,261,204
Total loans held-in-portfolio, net	24,771,692	22,451,909
FDIC loss share indemnification asset	2,311,997	0
Premises and equipment, net	545,453	584,853
Other real estate not covered under loss sharing agreements with the FDIC	161,496	125,483
Other real estate covered under loss sharing agreements with the FDIC	57,565	0
Accrued income receivable	150,658	126,080
Mortgage servicing assets, at fair value	166,907	169,747
Other assets	1,456,073	1,324,917
Goodwill	647,387	604,349
Other intangible assets	58,696	43,803
Total assets	38,722,962	34,736,325
Deposits:
Non-interest bearing	4,939,321	4,495,301
Interest bearing	21,822,879	21,429,593
Total deposits	26,762,200	25,924,894
Federal funds purchased and assets sold under agreements to repurchase	2,412,550	2,632,790
Other short-term borrowings	364,222	7,326
Notes payable	4,170,183	2,648,632
Other liabilities	1,213,276	983,866
Total liabilities	34,922,431	32,197,508
Commitments and contingencies (See Notes 30 and 34)
Stockholders' Equity:
Preferred stock, 30,000,000 shares authorized; 2,006,391 shares issued and outstanding in both periods presented (aggregate liquidation preference value of $50,160)	50,160	50,160
Common stock, $0.01 par value; 1,700,000,000 shares authorized (2009 - 700,000,000); 1,022,929,158 shares issued (2009 - 639,544,895) and 1,022,727,802 outstanding (2009 - 639,540,105)	10,229	6,395
Surplus	4,094,005	2,804,238
Accumulated deficit	(347,328)	(292,752)
Treasury stock - at cost, 201,356 shares (2009 - 4,790)	(574)	(15)
Accumulated other comprehensive loss, net of tax of ( $55,616) ( 2009 - ( $33,964)	(5,961)	(29,209)
Total stockholders' equity	3,800,531	2,538,817
Total liabilities and stockholders' equity	$ 38,722,962	$ 34,736,325

Consolidated Statements of Condition (Parenthetical) (USD $) In Thousands, except Share data	Dec. 31, 2010	Dec. 31, 2009
Assets
Fair value of investment securities held-to-maturity	$ 120,873	$ 213,146
Realizable value of other investment securities	165,233	165,497
Stockholders' Equity:
Preferred stock, shares authorized	30,000,000	30,000,000
Preferred stock, shares issued	2,006,391	2,006,391
Preferred stock, shares outstanding	2,006,391	2,006,391
Preferred stock, aggregate liquidation preference value	$ 50,160	$ 50,160
Common stock, par value	0.01	0.01
Common stock, shares authorized	1,700,000,000	700,000,000
Common stock, shares issued	1,022,929,158	639,544,895
Common stock, shares outstanding	1,022,727,802	639,540,105
Treasury stock, shares	201,356	4,790
Tax effect on accumulated other comprehensive loss	$ (55,616)	$ (33,964)

Consolidated Statements of Operations (USD $) In Thousands, except Per Share data	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Interest income:
Loans	$ 1,676,734	$ 1,519,249	$ 1,868,462
Money market investments	5,384	8,570	17,982
Investment securities	238,210	291,988	343,568
Trading account securities	27,918	35,190	44,111
Total interest income	1,948,246	1,854,997	2,274,123
Interest expense:
Deposits	350,881	501,262	700,122
Short-term borrowings	60,278	69,357	168,070
Long-term debt	242,222	183,125	126,727
Total interest expense	653,381	753,744	994,919
Net interest income	1,294,865	1,101,253	1,279,204
Provision for loan losses	1,011,880	1,405,807	991,384
Net interest income after provision for loan losses	282,985	(304,554)	287,820
Service charges on deposit accounts	195,803	213,493	206,957
Other service fees	377,504	394,187	416,163
Net gain on sale and valuation adjustments of investment securities	3,992	219,546	69,716
Trading account profit	16,404	39,740	43,645
Net (loss) gain on sale of loans, including adjustments to indemnity reserves, and valuation adjustments on loans held-for-sale	(56,139)	(35,060)	6,018
FDIC loss share expense	(25,751)
Fair value change in equity appreciation instrument	42,555
Gain on sale of processing and technology business	640,802
Other operating income	93,023	64,595	87,475
Total non-interest income	1,288,193	896,501	829,974
Personnel costs:
Salaries	412,057	410,616	485,720
Pension and other benefits	102,141	122,647	122,745
Total personnel costs	514,198	533,263	608,465
Net occupancy expenses	116,203	111,035	120,456
Equipment expenses	85,851	101,530	111,478
Other taxes	50,608	52,605	52,799
Professional fees	166,105	111,287	121,145
Communications	38,905	46,264	51,386
Business promotion	46,671	38,872	62,731
Printing and supplies	9,302	11,093	14,450
Impairment losses on long-lived assets		1,545	13,491
FDIC deposit insurance	67,644	76,796	15,037
Loss (gain) on early extinguishment of debt	38,787	(78,300)
Other operating expenses	182,100	138,724	141,301
Goodwill and trademark impairment losses			12,480
Amortization of intangibles	9,173	9,482	11,509
Total operating expenses	1,325,547	1,154,196	1,336,728
Income (loss) from continuing operations before income tax	245,631	(562,249)	(218,934)
Income tax expense (benefit)	108,230	(8,302)	461,534
Income (loss) from continuing operations	137,401	(553,947)	(680,468)
Loss from discontinued operations, net of income tax		(19,972)	(563,435)
Net income (Loss)	137,401	(573,919)	(1,243,903)
Net (Loss) Income Applicable to Common Stock	$ (54,576)	$ 97,377	$ (1,279,200)
Net (Loss) Income per Common Share - Basic
Net (loss) income from continuing operations	$ (0.06)	$ 0.29	$ (2.55)
Net loss from discontinued operations		$ (0.05)	$ (2)
Net (loss) income per common share, basic	$ (0.06)	$ 0.24	$ (4.55)
Net Income per Common Share - Diluted
Net (loss) income from continuing operations	$ (0.06)	$ 0.29	$ (2.55)
Net loss from discontinued operations		$ (0.05)	$ (2)
Net (loss) income per common share - diluted	$ (0.06)	$ 0.24	$ (4.55)
Dividends Declared per Common Share		$ 0.02	$ 0.48

Consolidated Statements of Cash Flows (USD $) In Thousands	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Cash flows from operating activities:
Net income (Loss)	$ 137,401	$ (573,919)	$ (1,243,903)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization of premises and equipment	58,861	64,451	73,088
Provision for loan losses	1,011,880	1,405,807	1,010,375
Goodwill and trademark impairment losses			12,480
Impairment losses on long-lived assets		1,545	17,445
Amortization of intangibles	9,173	9,482	11,509
Fair value adjustments of mortgage servicing rights	22,859	32,960	52,174
Net (accretion of discounts) amortization of premiums and deferred fees	(254,879)	71,534	72,379
Net gain on sale and valuation adjustments of investment securities	(3,992)	(219,546)	(64,296)
Fair value change in equity appreciation instrument	(42,555)
FDIC loss share expense	25,751
FDIC deposit insurance expense	67,644	76,796	15,037
(Earnings) losses from changes in fair value related to instruments measured at fair value pursuant to the fair value option		(1,674)	198,880
Net gain on disposition of premises and equipment	(1,812)	(412)	(25,904)
Net loss on sale of loans, including adjustments to indemnity reserves, and valuation adjustments on loans held-for-sale	56,139	40,268	83,056
Cost (benefit) on early extinguishment of debt	1,171	(78,300)
Gain on sale of processing and technology business, net of transaction costs	(616,186)
Fair value adjustments of other assets held-for-sale			120,789
Earnings from investments under the equity method	(9,863)	(17,695)	(8,916)
Stock options expense		202	1,099
Net disbursements on loans held-for-sale	(735,095)	(1,129,554)	(2,302,189)
Acquisitions of loans held-for-sale	(307,629)	(354,472)	(431,789)
Proceeds from sale of loans held-for-sale	81,370	79,264	1,492,870
Net decrease in trading securities	721,398	1,542,470	1,754,100
Net decrease in accrued income receivable	11,315	30,601	59,459
Net (increase) decrease in other assets	(3,559)	(259,756)	71,036
Net decrease in interest payable	(29,562)	(47,695)	(58,406)
Deferred income taxes	(12,127)	(79,890)	379,726
Net (decrease) increase in pension and other postretirement benefit obligation	(11,060)	19,599	1,002
Net (decrease) increase in other liabilities	(13,484)	16,837	(33,583)
Total adjustments	25,758	1,202,822	2,501,421
Net cash provided by operating activities	163,159	628,903	1,257,518
Cash flows from investing activities:
Net decrease (increase) in money market investments	119,741	(208,143)	212,058
Purchases of investment securities:
Available-for-sale	(764,042)	(4,193,290)	(4,075,884)
Held-to-maturity	(97,188)	(59,562)	(5,086,169)
Other	(64,591)	(38,913)	(193,820)
Proceeds from calls, paydowns, maturities and redemptions of investment securities:
Available-for-sale	1,865,879	1,631,607	2,491,732
Held-to-maturity	188,129	141,566	5,277,873
Other	123,836	75,101	192,588
Proceeds from sale of investment securities available-for-sale	397,086	3,825,313	2,445,510
Proceeds from sale of other investment securities		52,294	49,489
Net repayments (disbursements) on loans	1,539,246	1,053,747	(1,093,437)
Proceeds from sale of loans	34,011	328,170	2,426,491
Acquisition of loan portfolios	(256,406)	(72,675)	(4,505)
Cash received from acquisitions	261,311
Net proceeds from sale of processing and technology business	642,322
Mortgage servicing rights purchased	(1,041)	(1,364)	(42,331)
Acquisition of premises and equipment	(66,855)	(69,640)	(146,140)
Proceeds from sale of premises and equipment	14,460	40,243	60,058
Proceeds from sale of foreclosed assets	141,236	149,947	166,683
Net cash provided by investing activities	4,077,134	2,654,401	2,680,196
Cash flows from financing activities:
Net decrease in deposits	(1,553,486)	(1,625,598)	(754,177)
Net decrease in federal funds purchased and assets sold under agreements to repurchase	(220,240)	(918,818)	(1,885,656)
Net increase (decrease) in other short-term borrowings	356,896	2,392	(1,497,045)
Payments of notes payable	(4,260,578)	(813,077)	(2,016,414)
Proceeds from issuance of notes payable	111,101	60,675	1,028,098
Net proceeds from issuance of depositary shares	1,101,773
Dividends paid	(310)	(71,438)	(188,644)
Proceeds from issuance of common stock	153		17,712
Proceeds from issuance of preferred stock and associated warrants			1,324,935
Issuance costs and fees paid on exchange of preferred stock and trust preferred securities		(25,080)
Treasury stock acquired	(559)	(17)	(361)
Net cash used in financing activities	(4,465,250)	(3,390,961)	(3,971,552)
Net decrease in cash and due from banks	(224,957)	(107,657)	(33,838)
Cash and due from banks at beginning of period	677,330	784,987	818,825
Cash and due from banks at end of period	$ 452,373	$ 677,330	$ 784,987

Consolidated Statements of Changes in Stockholders' Equity (USD $) In Thousands	Common stock, including treasury stock		Preferred stock		Surplus		Retained earnings (Accumulated deficit)		Accumulated other comprehensive loss	Total
Balance at beginning of year at Dec. 31, 2007	$ 1,554,168		$ 186,875		$ 568,184		$ 1,319,467		$ (46,812)	$ 3,581,882
Net income (loss)							(1,243,903)			(1,243,903)
Issuance of stocks			1,335,000	[1]						1,335,000
Preferred stock discount			(38,833)	[2]						(38,833)
Warrants issued in connection with TARP					38,833	[2]				38,833
Issuance of common stock under Dividend Reinvestment Plan	11,884				5,828					17,712
Accretion of discount			483	[3]			(483)	[3]
Issuance costs					(10,065)	[4]				(10,065)
Stock options expense on unexercised options, net of forfeitures					1,099					1,099
Cumulative effect of accounting change							(261,831)			(261,831)
Dividends declared:
Common stock							(134,924)			(134,924)
Preferred stock							(34,814)			(34,814)
Common stock reissuance	586									586
Common stock purchases	(361)									(361)
Other comprehensive income (loss), net of tax									17,983	17,983
Transfer from accumulated deficit to surplus					18,000		(18,000)
Balance at end of period at Dec. 31, 2008	1,566,277		1,483,525		621,879		(374,488)		(28,829)	3,268,364
Net income (loss)							(573,919)			(573,919)
Exchange of preferred stock for trust preferred securities			(901,165)				485,280	[5]		(415,885)
Issuance of common stock in exchange of preferred stock	1,717		(536,715)		291,974		230,388	[5]		(12,636)
Issuance of common stock in connection with early extinguishment of debt	1,858				315,794					317,652
Accretion of discount			4,515	[3]			(4,515)	[3]
Issuance costs					556	[6]				556
Stock options expense on unexercised options, net of forfeitures					202					202
Change in par value	(1,689,389)	[7]			1,689,389	[7]
Dividends declared:
Common stock							(5,641)			(5,641)
Preferred stock							(39,857)			(39,857)
Common stock reissuance	378									378
Common stock purchases	(17)									(17)
Treasury stock retired	125,556				(125,556)
Other comprehensive income (loss), net of tax									(380)	(380)
Transfer from accumulated deficit to surplus					10,000		(10,000)
Balance at end of period at Dec. 31, 2009	6,380		50,160		2,804,238		(292,752)		(29,209)	2,538,817
Net income (loss)							137,401			137,401
Issuance of stocks	1		1,150,000	[8]	152					1,150,153
Issuance of common stock upon conversion of preferred stock	3,833	[8]	(1,150,000)	[8]	1,337,834	[8]				191,667
Issuance costs					(48,227)	[9]				(48,227)
Tax effect from shared-based compensation					8					8
Dividends declared:
Preferred stock							(310)			(310)
Deemed dividend on preferred stock							(191,667)			(191,667)
Common stock purchases	(559)									(559)
Other comprehensive income (loss), net of tax									23,248	23,248
Balance at end of period at Dec. 31, 2010	$ 9,655		$ 50,160		$ 4,094,005		$ (347,328)		$ (5,961)	$ 3,800,531

[1]	Issuance of Preferred Stock-2008 Series B ( $400,000) and issuance of Preferred Stock-2008 Series C ( $935,000).
[2]	Value allocated to the TARP related warrants as part of the issuance of the 2008 Series C Preferred Stock.
[3]	Accretion of preferred stock discount - 2008 Series C Preferred Stock.
[4]	Issuance costs of 2008 Series B Preferred Stock.
[5]	Excess of carrying amount of preferred stock exchanged over fair value of new trust preferred securities and common stock issued.
[6]	Net of issuance costs of preferred stock exchanged and issuance costs related to exchange and issuance of new common stock.
[7]	Change in par value from $6.00 to $0.01 (not in thousands)
[8]	Issuance and subsequent conversion of depository shares representing interests in shares of contingent convertible non-cumulative preferred stock, Series D, into common stock.
[9]	Issuance costs related to issuance and conversion of depository shares (Preferred Stock - Series D).

Consolidated Statements of Changes in Stockholders' Equity (Parenthetical) (USD $)	12 Months Ended
	Dec. 31, 2009 Common stock, including treasury stock	Dec. 31, 2009 Surplus
Par value before authorized change	$ 6	$ 6
Par value after authorized change	$ 0.01	$ 0.01

Disclosure of changes in number of shares	12 Months Ended
	Dec. 31, 2010 Preferred stock		Dec. 31, 2009 Preferred stock		Dec. 31, 2008 Preferred stock		Dec. 31, 2010 Common stock, including treasury stock		Dec. 31, 2009 Common stock, including treasury stock		Dec. 31, 2008 Common stock, including treasury stock
Balance at beginning of period	2,006,391		24,410,000		7,475,000		639,544,895		295,632,080		293,651,398
Issuance of stocks	1,150,000	[1]			16,935,000	[2]	50,930		357,510,076	[3]
Exchange of stocks			(22,403,609)	[4]
Issuance of common stock upon conversion of preferred stock	(1,150,000)	[1]					383,333,333	[1]
Stocks issued under the Dividend Reinvestment Plan											1,980,682
Treasury stock retired									(13,597,261)
Balance at end of year	2,006,391		2,006,391		24,410,000		1,022,929,158		639,544,895		295,632,080
Treasury stock							(201,356)		(4,790)		(13,627,367)
Common Stock - Outstanding							1,022,727,802		639,540,105		282,004,713

[1]	Issuance of 46,000,000 in depositary shares; converted into 383,333,333 common shares (full conversion of depositary shares, each representing a 1/40th interest in shares of contingent convertible perpetual non-cumulative preferred, stock).
[2]	Issuance of 2008 Series B Preferred Stock (16,000,000) and 2008 Series C Preferred Stock (935,000).
[3]	Shares issued in exchange of Series A and B Preferred Stock and early extinguishment of debt (exchange of trust preferred securities for common stock).
[4]	Exchange of 21,468,609 Preferred Stock Series A and B for common shares, and exchange of 935,000 Preferred Stock Series C for trust preferred securities.

Disclosure of changes in number of shares (Parenthetical) (Preferred stock)	12 Months Ended
Dec. 31, 2010
Depositary shares issued	46,000,000
Conversion of shares into common shares	383,333,333
Preferred stock - Series A and B exchanged for common stock	21,468,609
Preferred stock - Series C exchanged for trust preferred securities	935,000
Issuance of preferred stock	1,150,000 [1]

[1]	Issuance of 46,000,000 in depositary shares; converted into 383,333,333 common shares (full conversion of depositary shares, each representing a 1/40th interest in shares of contingent convertible perpetual non-cumulative preferred, stock).

Consolidated Statements of Comprehensive Income (Loss) (USD $) In Thousands	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Net income (Loss)	$ 137,401	$ (573,919)	$ (1,243,903)
Other comprehensive income (loss) before tax:
Foreign currency translation adjustment	(442)	(1,608)	(4,480)
Reclassification adjustment for losses included in net income (loss)	4,967
Adjustment of pension and postretirement benefit plans	(83,149)	132,423	(209,070)
Unrealized holding gains on securities available-for-sale arising during the period	83,967	27,223	237,837
Reclassification adjustment for gains included in net income (loss)	(3,483)	(173,107)	(14,955)
Unrealized net losses on cash flow hedges	(1,228)	(1,419)	(3,522)
Reclassification adjustment for losses included in net income (loss)	964	6,915	2,840
Other comprehensive income (loss) before tax:	1,596	(9,573)	8,650
Income tax benefit	21,652	9,193	9,333
Total other comprehensive income (loss), net of tax	23,248	(380)	17,983
Comprehensive income (loss), net of tax	$ 160,649	$ (574,299)	$ (1,255,920)

Tax effect allocated to each component of other comprehensive income (loss) (USD $) In Thousands	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Underfunding of pension and postretirement benefit plans	$ 32,289	$ (51,075)	$ 79,533
Unrealized holding gains on securities available-for-sale arising during the period	(11,275)	(1,306)	(71,934)
Reclassification adjustment for gains included in net income (loss)	535	62,790	2,266
Unrealized net losses on cash flow hedges	479	553	579
Reclassification adjustment for losses included in net income (loss)	(376)	(1,769)	(1,111)
Income tax benefit	$ 21,652	$ 9,193	$ 9,333

Disclosure of accumulated other comprehensive loss (USD $) In Thousands	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Foreign currency translation adjustment	$ (36,151)	$ (40,676)	$ (39,068)
Underfunding of pension and post retirement benefit plans	(210,935)	(127,786)	(260,209)
Tax effect	80,855	48,566	99,641
Net of tax amount	(130,080)	(79,220)	(160,568)
Unrealized holding gains on securities available-for-sale	184,574	104,090	249,974
Tax effect	(24,874)	(14,134)	(75,618)
Net of tax amount	159,700	89,956	174,356
Unrealized gains (losses) on cash flow hedges	935	1,199	(4,297)
Tax effect	(365)	(468)	748
Net of tax amount	570	731	(3,549)
Accumulated other comprehensive loss	$ (5,961)	$ (29,209)	$ (28,829)

Nature of Operations	12 Months Ended
Dec. 31, 2010
Nature Of Operations [Abstract]
Nature of Operations
Note 1 — Nature of Operations:
The Corporation is a diversified, publicly owned financial holding company subject to the supervision and regulation of the Board of Governors of the Federal Reserve System. The Corporation has operations in Puerto Rico, the United States, the Caribbean and Latin America. In Puerto Rico, the Corporation provides retail and commercial banking services through its principal banking subsidiary, Banco Popular de Puerto Rico (“BPPR”), as well as auto and equipment leasing and financing, mortgage loans, investment banking, broker-dealer and insurance services through specialized subsidiaries. In the United States, the Corporation operates Banco Popular North America (“BPNA”), including its wholly-owned subsidiary E-LOAN. BPNA is a community bank providing a broad range of financial services and products to the communities it serves. BPNA operates branches in New York, California, Illinois, New Jersey and Florida. E-LOAN markets deposit accounts under its name for the benefit of BPNA. Note 39 to the consolidated financial statements presents information about the Corporation’s business segments.
Two major transactions impacted the Corporation’s operations during 2010. On April 30, 2010, BPPR entered into a purchase and assumption agreement with the Federal Deposit Insurance Corporation (the “FDIC”) to acquire certain assets and assume certain deposits and liabilities of Westernbank Puerto Rico (“Westernbank”), a Puerto Rico state-chartered bank headquartered in Mayaguez, Puerto Rico (the “Westernbank FDIC-assisted transaction”). Westernbank was a wholly-owned commercial bank subsidiary of W Holding Company, Inc. and operated in Puerto Rico. Refer to Note 3 to the consolidated financial statements for detailed information on this business combination.
On September 30, 2010, the Corporation completed the sale of a 51% interest in EVERTEC, including the Corporation’s merchant acquiring and processing and technology businesses (the “EVERTEC transaction”), and continues to hold the remaining 49% ownership interest in the business. Refer to Note 4 to the consolidated financial statements for a description of the EVERTEC transaction. EVERTEC provides transaction processing services throughout the Caribbean and Latin America, and continues to service many of Popular’s subsidiaries’ system infrastructures and transactional processing businesses. EVERTEC owns the ATH network connecting the automated teller machines (“ATMs”) of various financial institutions throughout Puerto Rico, the U.S. Virgin Islands and the British Virgin Islands.

Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2010
Summary of Significant Accounting Policies [Abstract]
Summary of Significant Accounting Policies
Note 2 — Summary of Significant Accounting Policies:
The accounting and financial reporting policies of Popular, Inc. and its subsidiaries (the “Corporation”) conform with accounting principles generally accepted in the United States of America and with prevailing practices within the financial services industry.
The following is a description of the most significant of these policies:
Principles of consolidation
The consolidated financial statements include the accounts of Popular, Inc. and its subsidiaries. Intercompany accounts and transactions have been eliminated in consolidation. In accordance with the consolidation guidance for variable interest entities, the Corporation would also consolidate any variable interest entities (“VIEs”) for which it has a controlling financial interest and therefore is the primary beneficiary. Assets held in a fiduciary capacity are not assets of the Corporation and, accordingly, are not included in the consolidated statements of condition.
Unconsolidated investments, in which there is at least 20% ownership, are generally accounted for by the equity method, with earnings recorded in other operating income. These investments are included in other assets and the Corporation’s proportionate share of income or loss is included in other operating income. Those investments in which there is less than 20% ownership, are generally carried under the cost method of accounting, unless significant influence is exercised. Under the cost method, the Corporation recognizes income when dividends are received. Limited partnerships are accounted for by the equity method unless the investor’s interest is so “minor” that the limited partner may have virtually no influence over partnership operating and financial policies.
Statutory business trusts that are wholly-owned by the Corporation and are issuers of trust preferred securities are not consolidated in the Corporation’s consolidated financial statements.
Business combinations
Business combinations are accounted for under the acquisition method. Under this method, assets acquired, liabilities assumed and any noncontrolling interest in the acquiree at the acquisition date are measured at their fair values as of the acquisition date. The acquisition date is the date the acquirer obtains control. Also, assets or liabilities arising from noncontractual contingencies are measured at their acquisition date at fair value only if it is more likely than not that they meet the definition of an asset or liability. Adjustments subsequently made to the provisional amounts recorded on the acquisition date as a result of new information obtained about facts and circumstances that existed as of the acquisition date but were known to the Corporation after acquisition will be made retroactively during a measurement period not to exceed one year. Furthermore, acquisition-related restructuring costs that do not meet certain criteria of exit or disposal activities are expensed as incurred. Transaction costs are expensed as incurred. Changes in income tax valuation allowances for acquired deferred tax assets are recognized in earnings subsequent to the measurement period as an adjustment to income tax expense. Refer to Note 3 to the consolidated financial statements for information on the Westernbank FDIC-assisted transaction, which was accounted for as a business combination.
Deconsolidation of a Subsidiary
The Corporation accounts for the deconsolidation of a subsidiary when it ceases to have a controlling financial interest in the subsidiary. Accordingly, it recognizes a gain or loss in results of operations measured as the difference between the sum of the fair value of the consideration received, the fair value of any retained non-controlling investment in the former subsidiary and the carrying amount of any non-controlling interest in the former subsidiary, as compared with the carrying amount of the former subsidiary’s assets and liabilities. Refer to Note 4 to the consolidated financial statements for information on the Corporation’s sale of a majority interest in EVERTEC and the impact of deconsolidating this former wholly-owned subsidiary.
Discontinued operations
Components of the Corporation that have been or will be disposed of by sale, where the Corporation does not have a significant continuing involvement in the operations after the disposal, are accounted for as discontinued operations.
The financial results of Popular Financial Holdings (“PFH”) are reported as discontinued operations in the consolidated statements of operations for the years ended December 31, 2009 and 2008. Prior to the discontinuance of the business, PFH was considered a reportable segment. Refer to Note 5 to the consolidated financial statements for additional information on PFH’s discontinued operations.
The results of operations of the discontinued operations exclude allocations of corporate overhead. The interest expense allocated to the discontinued operations is based on legal entity, which considers a transfer pricing allocation for intercompany funding.
Use of estimates in the preparation of financial statements
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
Reclassifications
Certain reclassifications have been made to the 2009 and 2008 consolidated financial statements to conform with the 2010 presentation.
Servicing rights related to commercial loans (Small Business Administration), which are accounted for under the amortization method, have been reclassified to other assets in all periods presented, while mortgage servicing rights, which are accounted for at fair value, are presented separately in the consolidated statements of condition. Such reclassification did not have an effect on previously reported cash flows, shareholders’ equity or net income.
Fair Value Measurements
The Corporation determines the fair values of its financial instruments based on the fair value framework established in the guidance for Fair Value Measurements in ASC Subtopic 820-10, which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. Fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The standard describes three levels of inputs that may be used to measure fair value which are (1) quoted market prices for identical assets or liabilities in active markets, (2) observable market-based inputs or unobservable inputs that are corroborated by market data, and (3) unobservable inputs that are not corroborated by market data. The fair value hierarchy ranks the quality and reliability of the information used to determine fair values.
The guidance in ASC Subtopic 820-10 also addresses measuring fair value in situations where markets are inactive and transactions are not orderly. Transactions or quoted prices for assets and liabilities may not be determinative of fair value when transactions are not orderly, and thus, may require adjustments to estimate fair value. Price quotes based on transactions that are not orderly should be given little, if any, weight in measuring fair value. Price quotes based on transactions that are orderly shall be considered in determining fair value, and the weight given is based on facts and circumstances. If sufficient information is not available to determine if price quotes are based on orderly transactions, less weight should be given to the price quote relative to other transactions that are known to be orderly.
Covered Assets
Assets subject to loss sharing agreements with the FDIC are labeled “covered” on the consolidated statement of condition and include certain loans and other real estate properties. Loans acquired in the Westernbank FDIC-assisted transaction, except for credit cards, are considered “covered loans” because the Corporation will be reimbursed for 80% of any future losses on these loans subject to the terms of the FDIC loss sharing agreements.
Investment securities
Investment securities are classified in four categories and accounted for as follows:
•	Debt securities that the Corporation has the intent and ability to hold to maturity are classified as securities held-to-maturity and reported at amortized cost. The Corporation may not sell or transfer held-to-maturity securities without calling into question its intent to hold other debt securities to maturity, unless a nonrecurring or unusual event that could not have been reasonably anticipated has occurred. An investment in debt securities is considered impaired if the fair value of the investment is less than its amortized cost. For other-than-temporary impairments the Corporation assess if it has both the intent and the ability to hold the security for a period of time sufficient to allow for an anticipated recovery in its fair value to its amortized cost. For other-than-temporary impairment not related to a credit loss (defined as the difference between the present value of the cash flows expected to be collected and the amortized cost basis) for a held-to-maturity security is recognized in other comprehensive loss and amortized over the remaining life of the debt security. The amortized cost basis for a debt security is adjusted by the credit loss amount of other-than-temporary impairments.

•	Debt and equity securities classified as trading securities are reported at fair value, with unrealized gains and losses included in non-interest income.

•	Debt and equity securities (equity securities with readily available fair value) not classified as either securities held-to-maturity or trading securities are classified as securities available-for-sale and reported at fair value, with unrealized gains and losses excluded from earnings and reported, net of taxes, in accumulated other comprehensive income or loss. The specific identification method is used to determine realized gains and losses on securities available-for-sale, which are included in net gains or losses on sale and valuation adjustment of investment securities in the consolidated statements of operations. Declines in the value of debt and equity securities that are considered other-than-temporary reduce the value of the asset, and the estimated loss is recorded in non-interest income. For debt securities, the Corporation assesses whether (a) it has the intent to sell the debt security, or (b) it is more likely than not that it will be required to sell the debt security before its anticipated recovery. If either of these conditions is met, an other-than-temporary impairment on the security is recognized. In instances in which a determination is made that a credit loss (defined as the difference between the present value of the cash flows expected to be collected and the amortized cost basis) exists but the entity does not intend to sell the debt security and it is not more likely than not that the entity will be required to sell the debt security before the anticipated recovery of its remaining amortized cost basis (i.e., the amortized cost basis less any current-period credit loss), the impairment is separated into (a) the amount of the total impairment related to the credit loss, and (b) the amount of the total impairment related to all other factors. The amount of the total other-than-temporary impairment related to the credit loss is recognized in the statement of operations. The amount of the total impairment related to all other factors is recognized in other comprehensive loss. The other-than-temporary impairment analysis for both debt and equity securities are performed on a quarterly basis.

•	Investments in equity or other securities that do not have readily available fair values are classified as other investment securities in the consolidated statements of condition, and are subject to impairment testing if applicable. These securities are stated at the lower of cost or realizable value. The source of this value varies according to the nature of the investment, and is primarily obtained by the Corporation from valuation analyses prepared by third-parties or from information derived from financial statements available for the corresponding venture capital and mutual funds. Stock that is owned by the Corporation to comply with regulatory requirements, such as Federal Reserve Bank and Federal Home Loan Bank (“FHLB”) stock, is included in this category, and their realizable value equals their cost.
The amortization of premiums is deducted and the accretion of discounts is added to net interest income based on the interest method over the outstanding period of the related securities. The cost of securities sold is determined by specific identification. Net realized gains or losses on sales of investment securities and unrealized loss valuation adjustments considered other-than-temporary, if any, on securities available-for-sale, held-to-maturity and other investment securities are determined using the specific identification method and are reported separately in the consolidated statements of operations. Purchases and sales of securities are recognized on a trade date basis.
Derivative financial instruments
The Corporation uses derivative financial instruments as part of its overall interest rate risk management strategy to minimize significant unplanned fluctuations in earnings and cash flows caused by interest rate volatility.
All derivatives are recognized on the statement of condition at fair value. The Corporation’s policy is not to offset the fair value amounts recognized for multiple derivative instruments executed with the same counterparty under a master netting arrangement nor to offset the fair value amounts recognized for the right to reclaim cash collateral (a receivable) or the obligation to return cash collateral (a payable) arising from the same master netting arrangement as the derivative instruments.
When the Corporation enters into a derivative contract, the derivative instrument is designated as either a fair value hedge, cash flow hedge or as a free-standing derivative instrument. For a fair value hedge, changes in the fair value of the derivative instrument and changes in the fair value of the hedged asset or liability or of an unrecognized firm commitment attributable to the hedged risk are recorded in current period earnings. For a cash flow hedge, changes in the fair value of the derivative instrument, to the extent that it is effective, are recorded net of taxes in accumulated other comprehensive income and subsequently reclassified to net income (loss) in the same period(s) that the hedged transaction impacts earnings. The ineffective portion of cash flow hedges is immediately recognized in current earnings. For free-standing derivative instruments, changes in the fair values are reported in current period earnings.
Prior to entering a hedge transaction, the Corporation formally documents the relationship between hedging instruments and hedged items, as well as the risk management objective and strategy for undertaking various hedge transactions. This process includes linking all derivative instruments that are designated as fair value or cash flow hedges to specific assets and liabilities on the statement of condition or to specific forecasted transactions or firm commitments along with a formal assessment, at both inception of the hedge and on an ongoing basis, as to the effectiveness of the derivative instrument in offsetting changes in fair values or cash flows of the hedged item. Hedge accounting is discontinued when the derivative instrument is not highly effective as a hedge, a derivative expires, is sold, terminated, when it is unlikely that a forecasted transaction will occur or when it is determined that is no longer appropriate. When hedge accounting is discontinued the derivative continues to be carried at fair value with changes in fair value included in earnings.
For non-exchange traded contracts, fair value is based on dealer quotes, pricing models, discounted cash flow methodologies, or similar techniques for which the determination of fair value may require significant management judgment or estimation.
The fair value of derivative instruments considers the risk of nonperformance by the counterparty or the Corporation, as applicable.
The Corporation obtains or pledges collateral in connection with its derivative activities when applicable under the agreement.
Loans
Loans are classified as loans held-in-portfolio when management has the intent and ability to hold the loan for the foreseeable future, or until maturity or payoff. The foreseeable future is a management judgment which is determined based upon the type of loan, business strategies, current market conditions, balance sheet management and liquidity needs. Management’s view of the foreseeable future may change based on changes in these conditions. When a decision is made to sell or securitize a loan that was not originated or initially acquired with the intent to sell or securitize, the loan is reclassified from held-in-portfolio into held-for-sale. Due to changing market conditions or other strategic initiatives, management’s intent with respect to the disposition of the loan may change, and accordingly, loans previously classified as held-for-sale may be reclassified into held-in-portfolio. Loans transferred between loans held-for-sale and held-in-portfolio classifications are recorded at the lower of cost or fair value at the date of transfer.
Loans held-for-sale are stated at the lower of cost or fair value, cost being determined based on the outstanding loan balance less unearned income, and fair value determined, generally in the aggregate. Fair value is measured based on current market prices for similar loans, outstanding investor commitments, bids received from potential purchasers, prices of recent sales or discounted cash flow analyses which utilize inputs and assumptions which are believed to be consistent with market participants’ views. The cost basis also includes consideration of deferred origination fees and costs, which are recognized in earnings at the time of sale. Upon reclassification to held-for-sale, credit related fair value adjustments are recorded as a reduction in the allowance for loan losses (ALLL). To the extent that the loan’s reduction in value has not already been provided for in the allowance for loan losses, an additional loan loss provision is recorded. Subsequent to reclassification to held-for-sale, the amount, by which cost exceeds fair value, if any, is accounted for as a valuation allowance with changes therein included in the determination of net income (loss) for the period in which the change occurs.
Loans held-in-portfolio are reported at their outstanding principal balances net of any unearned income, charge-offs, unamortized deferred fees and costs on originated loans, and premiums or discounts on purchased loans. Fees collected and costs incurred in the origination of new loans are deferred and amortized using the interest method or a method which approximates the interest method over the term of the loan as an adjustment to interest yield.
The past due status of a loan is determined in accordance with its contractual repayment terms. Grace periods allowed by the Corporation after a loan technically has become past due, but before the imposition of late charges, are not to be taken into account in determining past due status. Furthermore, loans are reported as past due when either interest or principal remains unpaid for 30 days or more in accordance with its contractual repayment terms.
Non-accrual loans are those loans on which the accrual of interest is discontinued. When a loan is placed on non-accrual status, any interest previously recognized and not collected is generally reversed from current earnings.
Recognition of interest income on commercial and construction loans is discontinued when the loans are 90 days or more in arrears on payments of principal or interest or when other factors indicate that the collection of principal and interest is doubtful. The impaired portions of secured loans past due as to principal and interest is charged-off not later than 365 days past due. However, in the case of collateral dependent loans individually evaluated for impairment, the excess of the recorded investment over the fair value of the collateral (portion deemed as uncollectible) is generally promptly charged-off, but in any event not later than the quarter following the quarter in which such excess was first recognized. During the fourth quarter of 2010, the Corporation charged-off  $210 million of impaired commercial and construction loans as a result of charging-off collateral dependent loans more promptly consistent with regulatory guidelines in the current economic environment. Recognition of interest income on mortgage loans is discontinued when 90 days or more in arrears on payments of principal or interest. The impaired portions on mortgage loans are charged-off at 180 days past due. Recognition of interest income on closed-end consumer loans and home equity lines of credit is discontinued when the loans are 90 days or more in arrears. Income is generally recognized on open-end consumer loans, except for home equity lines of credit, until the loans are charged-off. Recognition of interest income for lease financing is ceased when loans are 90 days or more in arrears. Closed-end consumer loans and leases are charged-off when they are 120 days in arrears. Open-end (revolving credit) consumer loans are charged-off when 180 days in arrears. Loans classified as troubled debt restructurings (“TDR”) are reported in non-accrual status if the loan was in non-accruing status at the time of the modification. The TDR loan continues in non-accrual status until the borrower has demonstrated a willingness and ability to make the restructured loan payments (at least six months of sustained performance after classified as a TDR).
Certain loans which would be treated as non-accrual loans pursuant to the foregoing policy are treated as accruing loans if they are considered well-secured and in the process of collection.
Once a loan is placed on non-accrual status, the interest previously accrued and uncollected is charged against current earnings and thereafter income is recorded only to the extent of any interest collected. Loans designated as non-accruing are returned to an accrual status when the Corporation expects repayment of the remaining contractual principal and interest.
Lease financing
The Corporation leases passenger and commercial vehicles and equipment to individual and corporate customers. The finance method of accounting is used to recognize revenue on lease contracts that meet the criteria specified in the guidance for leases in ASC Topic 840. Aggregate rentals due over the term of the leases less unearned income are included in finance lease contracts receivable. Unearned income is amortized using a method which results in approximate level rates of return on the principal amounts outstanding. Finance lease origination fees and costs are deferred and amortized over the average life of the lease as an adjustment to the interest yield.
Revenue for other leases is recognized as it becomes due under the terms of the agreement.
Loans acquired in an FDIC-assisted transaction
Loans acquired in a business acquisition are recorded at their fair value at the acquisition date. Credit discounts are included in the determination of fair value; therefore, an allowance for loan losses is not recorded at the acquisition date.
The Corporation applied the guidance of ASC Subtopic 310-30 to all loans acquired in Westernbank FDIC-assisted transaction (including loans that do not meet scope of ASC Subtopic 310-30), except for credit cards and revolving lines of credit that were expressly scoped out from the application of this guidance since they continued to have revolving privileges after acquisition. Management used its judgment in evaluating factors impacting expected cash flows and probable loss assumptions, including the quality of the loan portfolio, portfolio concentrations, distressed economic conditions, quality of underwriting standards of the acquired institution, reductions in collateral real estate values, among other considerations that could also impact the expected cash inflows on the loans.
Loans accounted for under ASC Subtopic 310-30 represent loans showing evidence of credit deterioration and that it is probable, at the date of acquisition, that the Corporation will not collect all contractually required principal and interest payments. Generally, acquired loans that meet the definition for nonaccrual status fall within the Corporation’s definition of impaired loans under ASC Subtopic 310-30. Also, based on the fair value determined for the acquired portfolio, acquired loans that did not meet the definition of nonaccrual status also resulted in the recognition of a significant discount attributable to credit quality. Accordingly, an election was made by the Corporation to apply the accretable yield method (expected cash flow model of ASC Subtopic 310-30), as a loan with credit deterioration and impairment, instead of the standard loan discount accretion guidance of ASC Subtopic 310-20, for the loans acquired in the Westernbank FDIC-assisted transaction. These loans are disclosed as a loan that was acquired with credit deterioration and impairment.
Under ASC Subtopic 310-30, the covered loans acquired from the FDIC were aggregated into pools based on loans that had common risk characteristics. Each loan pool is accounted for as a single asset with a single composite interest rate and an aggregate expectation of cash flows. Characteristics considered in pooling loans in the FDIC-assisted transaction included loan type, interest rate type, accruing status, amortization type, rate index and source type. Once the pools are defined, the Corporation maintains the integrity of the pool of multiple loans accounted for as a single asset.
Under ASC Subtopic 310-30, the difference between the undiscounted cash flows expected at acquisition and the fair value in the loans, or the “accretable yield,” is recognized as interest income using the effective yield method over the estimated life of the loan if the timing and amount of the future cash flows of the pool is reasonably estimable. The non-accretable difference represents the difference between contractually required principal and interest and the cash flows expected to be collected. Subsequent to the acquisition date, increases in cash flows over those expected at the acquisition date are recognized as interest income prospectively. Decreases in expected cash flows after the acquisition date are recognized by recording an allowance for loan losses.
Acquired loans accounted for under ASC Subtopic 310-30 are not considered non-performing and continue to have an accretable yield as long as there is a reasonable expectation about the timing and amount of cash flows expected to be collected. Also, loans charged-off against the non-accretable difference established in purchase accounting are not reported as charge-offs. Charge-offs on loans accounted under ASC Subtopic 310-30 are recorded only to the extent that losses exceed the non-accretable difference established with purchase accounting.
The fair value discount of lines of credit with revolving privileges that are accounted for pursuant to the guidance of ASC Subtopic 310-20 represents the difference between the contractually required loan payment receivable in excess of the initial investment in the loan. Any cash flows collected in excess of the carrying amount of the loan are recognized in earnings at the time of collection. The carrying amount of lines of credit with revolving privileges, which are accounted pursuant to the guidance of ASC Subtopic 310-20, are subject to periodic review to determine the need for recognizing an allowance for loan losses.
Acquired loans accounted for under ASC Subtopic 310-20 are placed on non-accrual status when past due in accordance with the Corporation’s non-accruing policy and any accretion of discount is discontinued.
Allowance for loan losses
The Corporation follows a systematic methodology to establish and evaluate the adequacy of the allowance for loan losses to provide for inherent losses in the loan portfolio. This methodology includes the consideration of factors such as current economic conditions, portfolio risk characteristics, prior loss experience and results of periodic credit reviews of individual loans. The provision for loan losses charged to current operations is based on such methodology. Loan losses are charged and recoveries are credited to the allowance for loan losses.
The Corporation’s assessment of the allowance for loan losses is determined in accordance with accounting guidance, specifically guidance of loss contingencies in ASC Subtopic 450-20 and loan impairment guidance in ASC Section 310-10-35.
The accounting guidance provides for the recognition of an allowance for loan losses for groups of homogeneous loans. During 2009, the Corporation enhanced the reserve assessment of homogeneous loans by establishing a more granular segmentation of loans with similar risk characteristics, reducing the historical base loss periods employed, and strengthening the analysis pertaining to the environmental factors considered. The revised segmentation considers portfolio segments and product types, which are further segregated based on their secured or unsecured status. The change in the methodology was implemented as of June 30, 2009. The impact in the Corporation’s allowance and provision for loan losses as a result of each of the changes described above was a decrease of approximately  $3.5 million.
The Corporation’s determination for general reserves of the allowance for loan losses includes the following principal factors:
•	Historical net loss rates (including losses from impaired loans) by loan type and by legal entity adjusted for recent net charge-off trends and environmental factors. The base net loss rates are based on the moving average of annualized net charge-offs computed over a 3-year historical loss window for commercial and construction loan portfolios, and an 18-month period for consumer loan portfolios.

•	Net charge-off trend factors are applied to adjust the base loss rates based on recent loss trends. In other words, the Corporation applies a trend factor when base losses are below more recent loss trends (last 6 months). The trend factor accounts for inherent imprecision and the “lagging perspective” in base loss rates. In addition, caps and floors for the trend factor mitigate excessive volatility in the adjustment.
•	Environmental factors, which include credit and macroeconomic indicators such as employment, price index and construction permits, were adopted to account for current market conditions that are likely to cause estimated credit losses to differ from historical loss experience. The Corporation reflects the effect of these environmental factors on each loan group as an adjustment that, as appropriate, increases or decreases the historical loss rate applied to each group. Environmental factors provide updated perspective on credit and economic conditions. Correlation and regression analyses are used to select and weight these indicators. For non-conventional mortgage loans, the allowance for loan losses is established to cover at least one year of projected losses which are inherent in these portfolios.
According to the accounting guidance criteria for specific impairment of a loan, up to December 31, 2008, the Corporation defined as impaired loans those commercial borrowers with outstanding debt of  $250,000 or more and with interest and /or principal 90 days or more past due. Also, specific commercial borrowers with outstanding debt of  $500,000 and over were deemed impaired when, based on current information and events, management considered that it was probable that the debtor would be unable to pay all amounts due according to the contractual terms of the loan agreement. Effective January 1, 2009, the Corporation continues to apply the same definition except that it prospectively increased the threshold of outstanding debt to  $1,000,000 for the identification of newly impaired commercial and construction loans. Although the accounting codification guidance for specific impairment of a loan excludes large groups of smaller balance homogeneous loans that are collectively evaluated for impairment (e.g. mortgage loans), it specifically requires that loan modifications considered troubled debt restructurings (“TDRs”) be analyzed under its provisions. An allowance for loan impairment is recognized to the extent that the carrying value of an impaired loan exceeds the present value of the expected future cash flows discounted at the loan’s effective rate, the observable market price of the loan, if available, or the fair value of the collateral if the loan is collateral dependent. The fair value of the collateral is generally obtained from appraisals. The Corporation periodically requires updated appraisal reports for loans that are considered impaired. As a general procedure, the Corporation internally reviews appraisals as part of the underwriting and approval process and also for credits considered impaired.
Cash payments received on impaired loans are recorded in accordance with the contractual terms of the loan. The principal portion of the payment is used to reduce the principal balance of the loan, whereas the interest portion is recognized as interest income. However, when management believes the ultimate collectability of principal is in doubt, the interest portion is applied to principal.
Troubled debt restructurings (“TDR”)
TDRs represent loans where concessions have been granted to borrowers experiencing financial difficulties that the creditor would not otherwise consider. These concessions could include a reduction in the interest rate on the loan, payment extensions, forgiveness of principal, forbearance or other actions intended to maximize collection. These concessions stem from an agreement between the creditor and the debtor or are imposed by law or a court. Classification of loan modifications as TDRs involves a degree of judgment. Indicators that the debtor is experiencing financial difficulties include, for example: (i) the debtor is currently in default on any of its debt; (ii) the debtor has declared or is in the process of declaring bankruptcy; (iii) there is significant doubt as to whether the debtor will continue to be a going concern; (iv) currently, the debtor has securities that have been delisted, are in the process of being delisted, or are under threat of being delisted from an exchange; (v) based on estimates and projections that only encompass the current business capabilities, the debtor forecasts that its entity-specific cash flows will be insufficient to service the debt (both interest and principal) in accordance with the contractual terms of the existing agreement through maturity; and absent the current modification, the debtor cannot obtain funds from sources other than the existing creditors at an effective interest rate equal to the current market interest rate for similar debt for a non-troubled debtor. The identification of TDRs is critical in the determination of the adequacy of the allowance for loan losses. Loans classified as TDRs are reported in non-accrual status if the loan was in non-accruing status at the time of the modification. The TDR loan should continue in non-accrual status until the borrower has demonstrated a willingness and ability to make the restructured loan payments (at least six months of sustained performance after classified as TDR). Loans classified as TDRs are excluded from TDR status if performance under the restructured terms exists for a reasonable period (at least twelve months of sustained performance) and the loan yields a market rate.
Reserve for Unfunded Commitments
The reserve for unfunded commitments is maintained at a level believed by management to be sufficient to absorb estimated probable losses related to unfunded credit facilities and is included in other liabilities in the consolidated statements of condition. The determination of the adequacy of the reserve is based upon an evaluation of the unfunded credit facilities. Net adjustments to the reserve for unfunded commitments are included in other operating expenses in the consolidated statements of operations.
FDIC Loss Share Indemnification Asset
The acquisition date fair value of the reimbursement that the Corporation expects to receive from the FDIC under the loss sharing agreements is presented as an FDIC loss share indemnification asset on the consolidated statements of condition. Fair value was estimated using projected cash flows related to the loss sharing agreements. Refer to Note 3 for additional information on the valuation methodology.
The FDIC loss share indemnification asset for loss share agreements is measured separately from the related covered assets as it is not contractually embedded in the assets and is not transferable with the assets should the assets be sold. The accounting for the indemnification asset is reciprocal to the accounting for the indemnified asset.
The impact of the FDIC loss share indemnification on the Corporation’s results of operations is included in non-interest income, particularly in the category of “FDIC loss share income (expense)”, and considers, among certain criteria, the accretion due to discounting and changes in expected loss sharing reimbursements.
The indemnification asset is recognized on the same basis as the assets subject to loss share protection. As such, for covered loans accounted pursuant to ASC Subtopic 310-30, decreases in expected reimbursements are recognized in income prospectively consistent with the approach taken to recognize increases in cash flows on covered loans. For covered loans accounted for under ASC Subtopic 310-20, as the loan discount recorded as of the acquisition date is accreted into income, a reduction of the related indemnification asset is recorded as a reduction in non-interest income.
Increases in expected reimbursements will be recognized in income in the same period that the allowance for credit losses for the related loans is recognized.
Equity Appreciation Instrument
The equity appreciation instrument is recorded as an “other liability” in the consolidated statement of condition and any subsequent change in its estimated fair value is recognized in earnings on each reporting date. Refer to Note 3 to the consolidated financial statements for additional information on the equity appreciation instrument issued to the FDIC.
Transfers and servicing of financial assets and extinguishment of liabilities
The transfer of an entire financial asset, a group of entire financial assets, or a participating interest in an entire financial asset in which the Corporation surrenders control over the assets is accounted for as a sale if all of the following conditions set forth in ASC Topic 860 are met: (1) the assets must be isolated from creditors of the transferor, (2) the transferee must obtain the right (free of conditions that constrain it from taking advantage of that right) to pledge or exchange the transferred assets, and (3) the transferor cannot maintain effective control over the transferred assets through an agreement to repurchase them before their maturity. When the Corporation transfers financial assets and the transfer fails any one of these criteria, the Corporation is prevented from derecognizing the transferred financial assets and the transaction is accounted for as a secured borrowing. For federal and Puerto Rico income tax purposes, the Corporation treats the transfers of loans which do not qualify as “true sales” under the applicable accounting guidance, as sales, recognizing a deferred tax asset or liability on the transaction.
For transfers of financial assets that satisfy the conditions to be accounted for as sales, the Corporation derecognizes all assets sold; recognizes all assets obtained and liabilities incurred in consideration as proceeds of the sale, including servicing assets and servicing liabilities, if applicable; initially measures at fair value assets obtained and liabilities incurred in a sale; and recognizes in earnings any gain or loss on the sale.
The guidance on transfer of financial assets requires a true sale analysis of the treatment of the transfer under state law as if the Corporation was a debtor under the bankruptcy code. A true sale legal analysis includes several legally relevant factors, such as the nature and level of recourse to the transferor, and the nature of retained interests in the loans sold. The analytical conclusion as to a true sale is never absolute and unconditional, but contains qualifications based on the inherent equitable powers of a bankruptcy court, as well as the unsettled state of the common law. Once the legal isolation test has been met, other factors concerning the nature and extent of the transferor’s control over the transferred assets are taken into account in order to determine whether derecognition of assets is warranted.
The Corporation sells mortgage loans to the Government National Mortgage Association (“GNMA”) in the normal course of business and retains the servicing rights. The GNMA programs under which the loans are sold allow the Corporation to repurchase individual delinquent loans that meet certain criteria. At the Corporation’s option, and without GNMA’s prior authorization, the Corporation may repurchase the delinquent loan for an amount equal to 100% of the remaining principal balance of the loan. Once the Corporation has the unconditional ability to repurchase the delinquent loan, the Corporation is deemed to have regained effective control over the loan and recognizes the loan on its balance sheet as well as an offsetting liability, regardless of the Corporation’s intent to repurchase the loan.
Servicing assets
The Corporation periodically sells or securitizes loans while retaining the obligation to perform the servicing of such loans. In addition, the Corporation may purchase or assume the right to service loans originated by others. Whenever the Corporation undertakes an obligation to service a loan, management assesses whether a servicing asset or liability should be recognized. A servicing asset is recognized whenever the compensation for servicing is expected to more than adequately compensate the servicer for performing the servicing. Likewise, a servicing liability would be recognized in the event that servicing fees to be received are not expected to adequately compensate the Corporation for its expected cost. Mortgage servicing assets recorded at fair value are separately presented on the consolidated statement of condition.
All separately recognized servicing assets are initially recognized at fair value. For subsequent measurement of servicing rights, the Corporation has elected the fair value method for mortgage loans servicing rights (“MSRs”) while all other servicing assets, particularly those related to Small Business Administration (“SBA”) commercial loans, follow the amortization method. Under the fair value measurement method, MSRs are recorded at fair value each reporting period, and changes in fair value are reported in other service fees in the consolidated statement of operations. Under the amortization method, servicing assets are amortized in proportion to, and over the period of, estimated servicing income, and assessed for impairment based on fair value at each reporting period. Contractual servicing fees including ancillary income and late fees, as well as fair value adjustments, and impairment losses, if any, are reported in other service fees in the consolidated statement of operations. Loan servicing fees, which are based on a percentage of the principal balances of the loans serviced, are credited to income as loan payments are collected.
The fair value of servicing rights is estimated by using a cash flow valuation model which calculates the present value of estimated future net servicing cash flows, taking into consideration actual and expected loan prepayment rates, discount rates, servicing costs, and other economic factors, which are determined based on current market conditions.
For purposes of evaluating and measuring impairment of capitalized servicing assets that are accounted under the amortization method, the amount of impairment recognized, if any, is the amount by which the capitalized servicing assets per stratum exceed their estimated fair value. Temporary impairment is recognized through a valuation allowance with changes included in results of operations for the period in which the change occurs. If it is later determined that all or a portion of the temporary impairment no longer exists for a particular stratum, the valuation allowance is reduced through a recovery in earnings. Any fair value in excess of the cost basis of the servicing asset for a given stratum is not recognized. Servicing rights subsequently accounted under the amortization method are also reviewed for other-than-temporary impairment. When the recoverability of an impaired servicing asset accounted under the amortization method is determined to be remote, the unrecoverable portion of the valuation allowance is applied as a direct write-down to the carrying value of the servicing rights, precluding subsequent recoveries.
Premises and equipment
Premises and equipment are stated at cost less accumulated depreciation and amortization. Depreciation is computed on a straight-line basis over the estimated useful life of each type of asset. Amortization of leasehold improvements is computed over the terms of the respective leases or the estimated useful lives of the improvements, whichever is shorter. Costs of maintenance and repairs which do not improve or extend the life of the respective assets are expensed as incurred. Costs of renewals and betterments are capitalized. When assets are disposed of, their cost and related accumulated depreciation are removed from the accounts and any gain or loss is reflected in earnings as realized or incurred, respectively.
The Corporation capitalizes interest cost incurred in the construction of significant real estate projects, which consist primarily of facilities for its own use or intended for lease. The amount of interest cost capitalized is to be an allocation of the interest cost incurred during the period required to substantially complete the asset. The interest rate for capitalization purposes is to be based on a weighted average rate on the Corporation’s outstanding borrowings, unless there is a specific new borrowing associated with the asset. Interest cost capitalized for the years ended December 31, 2010, 2009 and 2008 was not significant.
The Corporation has operating lease arrangements primarily associated with the rental of premises to support its branch network or for general office space. Certain of these arrangements are non-cancelable and provide for rent escalations and renewal options. Rent expense on non-cancelable operating leases with scheduled rent increases are recognized on a straight-line basis over the lease term.
Impairment of long-lived assets
The Corporation evaluates for impairment its long-lived assets to be held and used, and long-lived assets to be disposed of, whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable.
Restructuring costs
A liability for a cost associated with an exit or disposal activity is recognized and measured initially at its fair value in the period in which the liability is incurred. If future service is required for employees to receive the one-time termination benefit, the liability is initially measured at its fair value as of the termination date and recognized over the future service period.
Other real estate
Other real estate, received in satisfaction of debt, is recorded at the lower of cost (carrying value of the loan) or the appraised value less estimated costs of disposal of the real estate acquired, which approximates fair value, by charging the allowance for loan losses. Subsequent to foreclosure, any losses in the carrying value arising from periodic reevaluations of the properties, and any gains or losses on the sale of these properties are credited or charged to expense in the period incurred and are included as a component of other operating expenses. The cost of maintaining and operating such properties is expensed as incurred.
It is the Corporation’s policy to require updated appraisals for commercial and construction other real estate properties over  $3 million at least annually. Cases between  $1 million to  $3 million need to be reappraised at least every 24 months.
For loans secured by residential real estate properties (mortgage loans) and following the requirements of the Uniform Retail Credit Classification and Account Management Policy of the Board of Governors of the Federal Reserve System, a current assessment of value is made not later than 180 days past the contractual due date. Any outstanding loan balance in excess of the estimated value of the property, less cost to sell, is charged-off. For this purpose and for residential real estate properties, the Corporation requests independent broker price opinions of value of the subject collateral property periodically depending on the delinquency status of the loans.
Goodwill and other intangible assets
Goodwill is recognized when the purchase price is higher than the fair value of net assets acquired in business combinations under the purchase method of accounting. Goodwill is not amortized, but is tested for impairment at least annually or more frequently if events or circumstances indicate possible impairment using a two-step process at each reporting unit level. The first step of the goodwill impairment test, used to identify potential impairment, compares the fair value of a reporting unit with its carrying amount, including goodwill. If the fair value of a reporting unit exceeds its carrying amount, the goodwill of the reporting unit is not considered impaired and the second step of the impairment test is unnecessary. If needed, the second step consists of comparing the implied fair value of the reporting unit goodwill with the carrying amount of that goodwill. In determining the fair value of a reporting unit, the Corporation generally uses a combination of methods, which include market price multiples of comparable companies and the discounted cash flow analysis. Goodwill impairment losses are recorded as part of operating expenses in the consolidated statement of operations.
Other intangible assets deemed to have an indefinite life are not amortized, but are tested for impairment using a one-step process which compares the fair value with the carrying amount of the asset. In determining that an intangible asset has an indefinite life, the Corporation considers expected cash inflows and legal, regulatory, contractual, competitive, economic and other factors, which could limit the intangible asset’s useful life.
Other identifiable intangible assets with a finite useful life, mainly core deposits, are amortized using various methods over the periods benefited, which range from 3 to 11 years. These intangibles are evaluated periodically for impairment when events or changes in circumstances indicate that the carrying amount may not be recoverable. Impairments on intangible assets with a finite useful life are evaluated under the guidance for impairment or disposal of long-lived assets and are included as part of “Impairment losses on long-lived assets” in the category of operating expenses in the consolidated statements of operations.
Bank-Owned Life Insurance
Bank-owned life insurance represents life insurance on the lives of certain employees who have provided positive consent allowing the Corporation to be the beneficiary of the policy. Bank-owned life insurance policies are carried at their cash surrender value. The Corporation recognizes income from the periodic increases in the cash surrender value of the policy, as well as insurance proceeds received, which are recorded as other operating income, and are not subject to income taxes.
The cash surrender value and any additional amounts provided by the contractual terms of the bank-owned insurance policy that are realizable at the balance sheet date are considered in determining the amount that could be realized, and any amounts that are not immediately payable to the policyholder in cash are discounted to their present value. In determining “the amount that could be realized,” it is assumed that policies will be surrendered on an individual-by-individual basis.
Assets sold / purchased under agreements to repurchase / resell
Repurchase and resell agreements are treated as collateralized financing transactions and are carried at the amounts at which the assets will be subsequently reacquired or resold as specified in the respective agreements.
It is the Corporation’s policy to take possession of securities purchased under agreements to resell. However, the counterparties to such agreements maintain effective control over such securities, and accordingly those securities are not reflected in the Corporation’s consolidated statements of condition. The Corporation monitors the fair value of the underlying securities as compared to the related receivable, including accrued interest.
It is the Corporation’s policy to maintain effective control over assets sold under agreements to repurchase; accordingly, such securities continue to be carried on the consolidated statements of condition.
The Corporation may require counterparties to deposit additional collateral or return collateral pledged, when appropriate.
Software
Capitalized software is stated at cost, less accumulated amortization. Capitalized software includes purchased software and capitalizable application development costs associated with internally-developed software. Amortization, computed on a straight-line method, is charged to operations over the estimated useful life of the software. Capitalized software is included in “Other assets” in the consolidated statement of condition.
Guarantees, including indirect guarantees of indebtedness of others
The Corporation, as a guarantor, recognizes at the inception of a guarantee, a liability for the fair value of the obligation undertaken in issuing the guarantee. Refer to Note 33 to the consolidated financial statements for further disclosures on guarantees.
Accounting considerations related to the cumulative preferred stock and warrant to purchase shares of common stock
The value of the warrant to purchase shares of common stock was determined by allocating the proceeds received by the Corporation based on the relative fair values of the instruments issued (preferred stock and warrant). The transaction was recorded when it was consummated and proceeds were received. Refer to Note 24 to the consolidated financial statements for information on the warrant issued in 2008.
Warrants issued are included in the calculation of average diluted shares in determining income (loss) per common share using the treasury stock method.
The discount on increasing rate preferred stock was amortized over the period preceding commencement of the perpetual dividend by charging an imputed dividend cost against retained earnings. The amortization of the discount on the preferred shares also reduced the income (or increased the loss) applicable to common stockholders in the computation of basic and diluted net income (loss) per share.
Income (loss) applicable to common stockholders considers the deduction of both the dividends declared in the period on cumulative preferred stock (whether or not paid) and the dividends accumulated for the period on cumulative preferred stock (whether or not earned) from income (loss) from continuing operations and also from net income (loss).
Accounting considerations related to the redemption of cumulative preferred stock and redemption of the trust preferred securities
The Corporation applied the guidance in ASC Subsection 260-10-S99 (formerly EITF Topic D-42 “The effect on the calculation of Earnings per Share for the Redemption or Induced Conversion of Preferred Stock”) for the redemption of the Corporation’s cumulative preferred stock, which indicates that the difference between (1) the fair value of the consideration transferred to the holders of the preferred stock and (2) the carrying amount of the preferred stock in the registrant’s balance sheet (net of issuance costs) be subtracted from (or added to) net income to arrive at income available to common stockholders in the calculation of net income (loss) per common share.
The Corporation treated the redemption of the trust preferred securities as an extinguishment of debt pursuant to the guidance in ASC Subsection 470-50-40 which indicates that the difference between the reacquisition price and the net carrying amount of the extinguished debt be recognized as gain or loss on extinguishment in the results of operations.
Accounting considerations related to the issuance and conversion of depositary shares contingently convertible perpetual non-cumulative preferred stock
The contingently convertible perpetual cumulative shares of preferred stock contained a beneficial conversion feature that must be settled in shares of Corporation’s common stock. According to ASC 470-20-25-5, an embedded beneficial conversion feature present in a convertible instrument shall be recognized separately at issuance by allocating a portion of the proceeds equal to the intrinsic value of that feature to additional paid-in capital. A contingent beneficial conversion feature was measured using the commitment date stock price. The allocation of the intrinsic value to additional paid-in capital gave rise to a preferred stock discount which should be amortized as a deemed dividend on the preferred stocks through retained earnings. Once the contingency is resolved the entire preferred stock discount is amortized through retained earnings. However, since at the time the preferred stocks are recognized the contingency is already resolved, the entire intrinsic value was allocated to retained earnings and the recognition of the preferred stock discount was not necessary.
The intrinsic value was calculated at the commitment date as the difference between the conversion price and the fair value of the common stock multiplied by the number of shares into which the security was convertible as indicated in ASC 470-20-30-6.
The excess of the fair value of securities issued over the fair value of securities issuable under the original contractual conversion terms, which would be an excess consideration, represents a return to preferred stock shareholders. The excess consideration is deducted, in the computation of basic and dilutive earnings per share, from net income in arriving at net income applicable to common shareholders.
Treasury stock
Treasury stock is recorded at cost and is carried as a reduction of stockholders’ equity in the consolidated statements of condition. At the date of retirement or subsequent reissue, the treasury stock account is reduced by the cost of such stock. At retirement, the excess of the cost of the treasury stock over its par value is recorded entirely to surplus. At reissuance, the difference between the consideration received upon issuance and the specific cost is charged or credited to surplus.
Income and expense recognition — Processing business
Revenue from information processing and other services is recognized at the time services are rendered. Rental and maintenance service revenue is recognized ratably over the corresponding contractual periods. Revenue from software and hardware sales and related costs is recognized at the time software and equipment is installed or delivered depending on the contractual terms. Revenue from contracts to create data processing centers and the related cost is recognized as project phases are completed and accepted. Operating expenses are recognized as incurred. Project expenses are deferred and recognized when the related income is earned. The Corporation applies the guidance in ASC Subtopic 605-35 as the guidance to determine what project expenses must be deferred until the related income is earned on certain long-term projects that involve the outsourcing of technological services.
Income Recognition — Insurance agency business
Commissions and fees are recognized when related policies are effective. Additional premiums and rate adjustments are recorded as they occur. Contingent commissions are recorded on the accrual basis when the amount to be received is notified by the insurance company. Commission income from advance business is deferred. An allowance is created for expected adjustments to commissions earned relating to policy cancellations.
Income Recognition — Investment banking revenues
Investment banking revenue is recorded as follows: underwriting fees at the time the underwriting is completed and income is reasonably determinable; corporate finance advisory fees as earned, according to the terms of the specific contracts; and sales commissions on a trade-date basis.
Foreign exchange
Assets and liabilities denominated in foreign currencies are translated to U.S. dollars using prevailing rates of exchange at the end of the period. Revenues, expenses, gains and losses are translated using weighted average rates for the period. The resulting foreign currency translation adjustment from operations for which the functional currency is other than the U.S. dollar is reported in accumulated other comprehensive income (loss), except for highly inflationary environments in which the effects are included in other operating expenses.
The Corporation holds interests in Consorcio de Tarjetas Dominicanas, S.A. (“CONTADO”) and Centro Financiero BHD, S.A. (“BHD”) in the Dominican Republic. Although not significant, some of these businesses are conducted in the country’s foreign currency. Popular, Inc. also operates in Venezuela through its wholly-owned subsidiary Tarjetas y Transacciones en Red Tranred, C.A. (formerly EVERTEC DE VENEZUELA, C.A.) (Red Tranred).
On January 7, 2010, Venezuela’s National Consumer Price Index (“NCPI”) for December 2009 was released. The cumulative three-year inflation rates for both of Venezuela’s inflation indices were over 100 percent. The Corporation began considering Venezuela’s economy as highly inflationary as of January 1, 2010, and the financial statements of Red Tranred were remeasured as if the functional currency was the reporting currency as of such date. ASC Paragraph 830-10-45-11 defines a highly inflationary economy as one with a cumulative inflation rate of approximately 100 percent or more over a three-year period. Under ASC Topic 830, if a country’s economy is classified as highly inflationary, the functional currency of the foreign entity operating in that country must be remeasured to the functional currency of the reporting entity. The unfavorable impact of remeasuring the financial statements of Red Tranred at December 31, 2010, was approximately  $1.9 million. Total assets for Red Tranred remeasured approximated  $8.9 million at December 31, 2010.
Refer to the disclosure of accumulated other comprehensive income (loss) included in the accompanying consolidated statements of comprehensive income (loss) for the outstanding balances of unfavorable foreign currency translation adjustments at December 31, 2010, 2009 and 2008.
Income taxes
The Corporation recognizes deferred tax assets and liabilities for the expected future tax consequences of events that have been recognized in the Corporation’s financial statements or tax returns. Deferred income tax assets and liabilities are determined for differences between financial statement and tax bases of assets and liabilities that will result in taxable or deductible amounts in the future. The computation is based on enacted tax laws and rates applicable to periods in which the temporary differences are expected to be recovered or settled.
The guidance for income taxes requires a reduction of the carrying amounts of deferred tax assets by a valuation allowance if, based on the available evidence, it is more likely than not (defined as a likelihood of more than 50 percent) that such assets will not be realized. Accordingly, the need to establish valuation allowances for deferred tax assets is assessed periodically by the Corporation based on the more likely than not realization threshold criterion. In the assessment for a valuation allowance, appropriate consideration is given to all positive and negative evidence related to the realization of the deferred tax assets. This assessment considers, among other matters, all sources of taxable income available to realize the deferred tax asset, including the future reversal of existing temporary differences, the future taxable income exclusive of reversing temporary differences and carryforwards, taxable income in carryback years and tax-planning strategies. In making such assessments, significant weight is given to evidence that can be objectively verified.
The valuation of deferred tax assets requires judgment in assessing the likely future tax consequences of events that have been recognized in the Corporation’s financial statements or tax returns and future profitability. The Corporation’s accounting for deferred tax consequences represents management’s best estimate of those future events.
Positions taken in the Corporation’s tax returns may be subject to challenge by the taxing authorities upon examination. Uncertain tax positions are initially recognized in the financial statements when it is more likely than not the position will be sustained upon examination by the tax authorities. Such tax positions are both initially and subsequently measured as the largest amount of tax benefit that is greater than 50% likely of being realized upon settlement with the tax authority, assuming full knowledge of the position and all relevant facts. Interest on income tax uncertainties is classified within income tax expense in the statement of operations; while the penalties, if any, are accounted for as other operating expenses.
The Corporation accounts for the taxes collected from customers and remitted to governmental authorities on a net basis (excluded from revenues).
Income tax expense or benefit for the year is allocated among continuing operations, discontinued operations, and other comprehensive income, as applicable. The amount allocated to continuing operations is the tax effect of the pretax income or loss from continuing operations that occurred during the year, plus or minus income tax effects of (a) changes in circumstances that cause a change in judgment about the realization of deferred tax assets in future years, (b) changes in tax laws or rates, (c) changes in tax status, and (d) tax-deductible dividends paid to shareholders, subject to certain exceptions.
Employees’ retirement and other postretirement benefit plans
Pension costs are computed on the basis of accepted actuarial methods and are charged to current operations. Net pension costs are based on various actuarial assumptions regarding future experience under the plan, which include costs for services rendered during the period, interest costs and return on plan assets, as well as deferral and amortization of certain items such as actuarial gains or losses. The funding policy is to contribute to the plan as necessary to provide for services to date and for those expected to be earned in the future. To the extent that these requirements are fully covered by assets in the plan, a contribution may not be made in a particular year.
The cost of postretirement benefits, which is determined based on actuarial assumptions and estimates of the costs of providing these benefits in the future, is accrued during the years that the employee renders the required service.
The guidance for compensation retirement benefits of ASC Topic 715 requires the recognition of the funded status of each defined pension benefit plan, retiree health care and other postretirement benefit plans on the statement of condition.
Stock-based compensation
The Corporation opted to use the fair value method of recording stock-based compensation as described in the guidance for employee share plans in ASC Subtopic 718-50.
Comprehensive income (loss)
Comprehensive income (loss) is defined as the change in equity of a business enterprise during a period from transactions and other events and circumstances, except those resulting from investments by owners and distributions to owners. The presentation of comprehensive income (loss) is included in separate consolidated statements of comprehensive income (loss).
Net income (loss) per common share
Basic income (loss) per common share is computed by dividing net income (loss) adjusted for preferred stock dividends, including undeclared or unpaid dividends if cumulative, and charges or credits related to the extinguishment of preferred stock or induced conversions of preferred stock, by the weighted average number of common shares outstanding during the year. Diluted income per common share take into consideration the weighted average common shares adjusted for the effect of stock options, restricted stock and warrants on common stock, using the treasury stock method.
Statement of cash flows
For purposes of reporting cash flows, cash includes cash on hand and amounts due from banks.
Adoption of New Accounting Standards and Issued But Not Yet Effective Accounting Standards
FASB Accounting Standards Update 2009-16, Transfers and Servicing (Accounting Standards Codification (“ASC”) Topic 860) — Accounting for Transfers of Financial Assets (“ASU 2009-16”)
ASU 2009-16 amends previous guidance relating to transfers of financial assets and eliminates the concept of a qualifying special-purpose entity, removes the exception for guaranteed mortgage securitizations when a transferor has not surrendered control over the transferred financial assets, changes the requirements for derecognizing financial assets, and includes additional disclosures requiring more information about transfers of financial assets in which entities have continuing exposure to the risks related to the transferred financial assets. Among the most significant amendments and additions to this guidance are changes to the conditions for sales of financial assets which objective is to determine whether a transferor and its consolidated affiliates included in the financial statements have surrendered control over transferred financial assets or third-party beneficial interests, and the addition of the meaning of the term participating interest which represents a proportionate (pro rata) ownership interest in an entire financial asset. The requirements for sale accounting must be applied only to a financial asset in its entirety, a pool of financial assets in its entirety, or participating interests as defined in ASC paragraph 860-10-40-6A. This guidance was adopted and has been applied as of the beginning of the first annual reporting period that began on January 1, 2010, for interim periods within that first annual reporting period and will be applied for interim and annual reporting periods thereafter. The recognition and measurement provisions have been applied to transfers that have occurred on or after the effective date. On and after the effective date, existing qualifying special-purpose entities have been evaluated for consolidation in accordance with the applicable consolidation guidance in the Codification. The Corporation evaluated transfers of financial assets executed during the year ended December 31, 2010 pursuant to the new accounting guidance, principally consisting of guaranteed mortgage securitizations (Government National Mortgage Association (“GNMA”) and Federal National Mortgage Association (“FNMA”) mortgage-backed securities), and determined that the adoption of ASU 2009-16 did not have a significant impact on the Corporation’s accounting for such transactions or results of operations or financial condition for such period.
A securitization of a financial asset, a participating interest in a financial asset, or a pool of financial assets in which the Corporation (and its consolidated affiliates) (a) surrenders control over the transferred assets and (b) receives cash or other proceeds is accounted for as a sale. Control is considered to be surrendered only if all three of the following conditions are met: (1) the assets have been legally isolated; (2) the transferee has the ability to pledge or exchange the assets; and (3) the transferor no longer maintains effective control over the assets. When the Corporation transfers financial assets and the transfer fails any one of the above criteria, the Corporation is prevented from derecognizing the transferred financial assets and the transaction is accounted for as a secured borrowing.
The Corporation recognizes and initially measures at fair value a servicing asset or servicing liability each time it undertakes an obligation to service a financial asset by entering into a servicing contract in either of the following situations: (1) a transfer of an entire financial asset, a group of entire financial assets, or a participating interest in an entire financial asset that meets the requirements for sale accounting; or (2) an acquisition or assumption of a servicing obligation of financial assets that do not pertain to the Corporation or its consolidated subsidiaries. Upon adoption of ASU 2009-16, the Corporation does not recognize either a servicing asset or a servicing liability if it transfers or securitizes financial assets in a transaction that does not meet the requirements for sale accounting and is accounted for as a secured borrowing.
Refer to Note 11 to the consolidated financial statements for disclosures on transfers of financial assets and servicing assets retained as part of guaranteed mortgage securitizations.
FASB Accounting Standards Update 2009-17, Consolidations (ASC Topic 810) — Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities (“ASU 2009-17”) and FASB Accounting Standards Update 2010-10, Consolidation (ASC Topic 810): Amendments for Certain Investment Funds (“ASU 2010-10”)
ASU 2009-17 amends the guidance applicable to variable interest entities (“VIEs”) and changes how a reporting entity determines when an entity that is insufficiently capitalized or is not controlled through voting (or similar rights) should be consolidated. This guidance replaces a quantitative-based risks and rewards calculation for determining which entity, if any, has both (a) a controlling financial interest in a VIE with an approach focused on identifying which entity has the power to direct the activities of a VIE that most significantly impact the entity’s economic performance and (b) the obligation to absorb losses of the entity or the right to receive benefits from the entity that could potentially be significant to the VIE. This guidance requires reconsideration of whether an entity is a VIE when any changes in facts or circumstances occur such that the holders of the equity investment at risk, as a group, lose the power to direct the activities of the entity that most significantly impact the entity’s economic performance. It also requires ongoing assessments of whether a variable interest holder is the primary beneficiary of a VIE. The amendments to the consolidated guidance affected all entities that were within the scope of the original guidance, as well as qualifying special-purpose entities (“QSPEs”) that were previously excluded from the guidance. ASU 2009-17 requires a reporting entity to provide additional disclosures about its involvement with VIEs and any significant changes in risk exposure due to that involvement. The Corporation adopted this new authoritative accounting guidance effective January 1, 2010. The new accounting guidance on VIEs did not have an effect on the Corporation’s consolidated statement of condition or results of operations upon adoption.
The principal VIEs evaluated by the Corporation during the year ended December 31, 2010 included: (1) GNMA and FNMA guaranteed mortgage securitizations and for which management has concluded that the Corporation is not the primary beneficiary (refer to Note 35 to the consolidated financial statements) and (2) the trust preferred securities for which management believes that the Corporation does not possess a significant variable interest on the trusts (refer to Note 23 to the consolidated financial statements).
Additionally, the Corporation has variable interests in certain investments that have the attributes of investment companies, as well as limited partnership investments in venture capital companies. However, in January 2010, the FASB issued ASU 2010-10, Consolidation (ASC Topic 810), Amendments for Certain Investment Funds, which deferred the effective date of the provisions of ASU 2009-17 for a reporting entity’s interest in an entity that has all the attributes of an investment company; or for which it is industry practice to apply measurement principles for financial reporting purposes that are consistent with those followed by investment companies. The deferral allows asset managers that have no obligation to fund potentially significant losses of an investment entity to continue to apply the previous accounting guidance to investment entities that have the attributes of entities subject to ASC Topic 946 (the “Investment Company Guide”). The FASB also decided to defer the application of ASU 2009-17 for money market funds subject to Rule 2a-7 of the Investment Company Act of 1940. Asset managers would continue to apply the applicable existing guidance to those entities that qualify for the deferral. ASU 2010-10 did not defer the disclosure requirements in ASU 2009-17.
Upon adoption of the new guidance, the Corporation has not been required to consolidate any previously unconsolidated VIEs for which it has a variable interest at December 31, 2010. Refer to Note 35 to the consolidated financial statements for required disclosures associated with the guaranteed mortgage securitizations in which the Corporation holds a variable interest.
FASB Accounting Standards Update 2010-06, Fair Value Measurements and Disclosures (ASC Topic 820) - Improving Disclosures about Fair Value Measurements (“ASU 2010-06”)
ASU 2010-06, issued in January 2010, revises two disclosure requirements concerning fair value measurements and clarifies two others. It requires separate presentation of significant transfers into and out of Levels 1 and 2 of the fair value hierarchy and disclosure of the reasons for such transfers. It will also require the presentation of purchases, sales, issuances and settlements within Level 3 on a gross basis rather than a net basis. The amendments also clarify that disclosures should be disaggregated by class of asset or liability and that disclosures about inputs and valuation techniques should be provided for both recurring and non-recurring fair value measurements. ASU 2010-06 has been effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances, and settlements in the rollforward of activity in Level 3 fair value measurements, which are effective for interim and annual reporting periods beginning after December 15, 2010. This guidance impacts disclosures only and has not nor will it have an effect on the Corporation’s consolidated statements of condition or results of operations. The Corporation’s disclosures about fair value measurements are presented in Note 36 to the consolidated financial statements.
FASB Accounting Standards Update 2010-11, Derivatives and Hedging (ASC Topic 815): Scope Exception Related to Embedded Credit Derivatives (“ASU 2010-11”)
ASU 2010-11 clarifies the type of embedded credit derivative that is exempt from embedded derivative bifurcation requirements. The type of credit derivative that qualifies for the exemption is related only to the subordination of one financial instrument to another. As a result, entities that have contracts containing an embedded credit derivative feature in a form other than such subordination may need to separately account for the embedded credit derivative feature. The amendments in ASU 2010-11 were effective for each reporting entity at the beginning of its first fiscal quarter beginning after June 15, 2010. The adoption of this guidance has not had a significant effect, if any, on its consolidated financial statements since the Corporation has not held any embedded credit derivatives since the effective date of this Update.
FASB Accounting Standards Update 2010-18, Receivables (ASC Topic 310): Effect of a Loan Modification When the Loan is Part of a Pool That is Accounted for as a Single Asset (“ASU 2010-18”)
The amendments in ASU 2010-18, issued in April 2010, affect any entity that acquires loans subject to ASC Subtopic 310-30, that accounts for some or all of those loans within pools, and that subsequently modifies one or more of those loans after acquisition. ASC Subtopic 310-30 provides guidance on accounting for acquired loans that have evidence of credit deterioration upon acquisition. As a result of the amendments in ASU 2010-18, modifications of loans that are accounted for within a pool under ASC Subtopic 310-30 do not result in the removal of those loans from the pool even if the modification of those loans would otherwise be considered a troubled debt restructuring. An entity will continue to be required to consider whether the pool of assets in which the loan is included is impaired if expected cash flows for the pool change. The amendments in ASU 2010-18 do not affect the accounting for loans under the scope of ASC Subtopic 310-30 that are not accounted for within pools. Loans accounted for individually under ASC Subtopic 310-30 continue to be subject to the troubled debt restructuring accounting provisions within ASC Subtopic 310-40, Receivables—Troubled Debt Restructurings by Creditors. The amendments in ASU 2010-18 were effective for modifications of loans accounted for within pools under ASC Subtopic 310-30 occurring in the first interim or annual period ending on or after July 15, 2010. The amendments were required to be applied prospectively. Upon initial adoption of the guidance in ASU 2010-18, an entity could have made a one-time election to terminate accounting for loans as a pool under ASC Subtopic 310-30. This election could have been applied on a pool-by-pool basis and did not preclude an entity from applying pool accounting to subsequent acquisitions of loans with credit deterioration. Early application was permitted and the Corporation elected to early adopt the provisions of this statement, effective with the closing of the Westernbank FDIC-assisted transaction on April 30, 2010. As a result, the accounting for modified loans follows the guidelines of ASU 2010-18; however, the adoption of these provisions did not have a significant impact on the Corporation’s result of operations or financial position at December 31, 2010.
FASB Accounting Standards Update 2010-20, Receivables (ASC Topic 310): Disclosure about the Credit Quality of Financing Receivables and the Allowance for Credit Losses (“ASU 2010-20”)
ASU 2010-20, issued in July 2010, expands disclosure requirements about the credit quality of financing receivables and allowance for credit losses. Refer to Note 10 to the consolidated financial statements for new required disclosures for the year ended December 31, 2010.
FASB Accounting Standards Update 2011-01, Receivables (Topic 310): Deferral of the Effective Date of Disclosures about Troubled Debt Restructurings in Update No. 2010-20
The FASB issued Accounting Standards Update 2011-01 in January 2011, which temporarily delays the effective date of the disclosures about troubled debt restructurings in ASU 2010-20 for public entities. The effective date of the new disclosures about troubled debt restructurings for public entities and the guidance for determining what constitutes a troubled debt restructuring will then be coordinated. Currently, that guidance is anticipated to be effective for interim and annual periods ending after June 15, 2011.
FASB Accounting Standards Update 2010-28, Intangibles — Goodwill and Other (Topic 350): When to Perform Step 2 of the Goodwill Impairment Test for Reporting Units with Zero or Negative Carrying Amounts
The amendments in this ASU, issued in December 2010, modify Step 1 of the goodwill impairment test for reporting units with zero or negative carrying amounts. For those reporting units, an entity is required to perform Step 2 of the goodwill impairment test if it is more likely than not that a goodwill impairment exists. In determining whether it is more likely than not that goodwill impairment exists, an entity should consider whether there are any adverse qualitative factors indicating that an impairment may exist. The qualitative factors are consistent with the existing guidance and examples, which require that goodwill of a reporting unit be tested for impairment between annual tests if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying amount. For public entities, the amendments in this ASU are effective for fiscal years, and interim periods within those years, beginning after December 15, 2010. Early adoption is not permitted. The Corporation does not anticipate that this guidance will have an effect on its consolidated statements of condition or results of operations.
FASB Accounting Standards Update 2010-29, Business Combinations (Topic 805): Disclosure of Supplementary Pro Forma Information for Business Combinations
The FASB issued ASU 2010-29 in December 2010. The amendments in this ASU affect any public entity that enters into business combinations that are material on an individual or aggregate basis. The ASU specifies that if a public entity presents comparative financial statements, the entity should disclose revenue and earnings of the combined entity as though the business combination(s) that occurred during the current year had occurred as of the beginning of the comparable prior annual reporting period only. The amendments also expand the supplemental pro forma disclosures to include a description of the nature and amount of material, nonrecurring pro forma adjustments directly attributable to the business combination included in the reported pro forma revenue and earnings. The amendments are effective prospectively for business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2010. Early adoption is permitted. This guidance impacts disclosures only and will not have an effect on the Corporation’s consolidated statements of condition or results of operations.

Business Combination	12 Months Ended
Dec. 31, 2010
Business Combination [Abstract]
Business Combination
Note 3 — Business Combination:
As indicated in Note 1 to these consolidated financial statements, on April 30, 2010, the Corporation’s banking subsidiary, BPPR, acquired certain assets and assumed certain deposits and liabilities of Westernbank Puerto Rico from the FDIC, as receiver for Westernbank, in an assisted transaction. BPPR acquired approximately  $9.1 billion in assets and assumed approximately  $2.4 billion in deposits, excluding the effects of purchase accounting adjustments. As part of the transaction, on April 30, 2010, BPPR issued a five-year  $5.8 billion note payable to the FDIC bearing a fixed annual interest rate of 2.50%. The note is secured by a substantial amount of the assets, including loans and foreclosed other real estate properties acquired by BPPR from the FDIC in the Westernbank FDIC-assisted transaction, and which are subject to the loss sharing agreements. In addition, as part of the consideration for the transaction, the FDIC received a cash-settled equity appreciation instrument, which is described in detail below.
Loss Sharing Agreements
In connection with the Westernbank FDIC-assisted transaction, BPPR entered into loss sharing agreements with the FDIC with respect to approximately  $8.6 billion of loans and other real estate (the “covered assets”). Pursuant to the terms of the loss sharing agreements, the FDIC’s obligation to reimburse BPPR for losses with respect to covered assets begins with the first dollar of loss incurred. The FDIC will reimburse BPPR for 80% of losses with respect to covered assets, and BPPR will reimburse the FDIC for 80% of recoveries with respect to losses for which the FDIC paid BPPR 80% reimbursement under the loss sharing agreements. The loss sharing agreement applicable to single-family residential mortgage loans provides for FDIC loss and recoveries sharing for ten years. The loss sharing agreement applicable to commercial and consumer loans provides for FDIC loss sharing for five years and BPPR reimbursement to the FDIC for eight years, in each case, on the same terms and conditions as described above.
In addition, BPPR has agreed to make a true-up payment to the FDIC on the date that is 45 days following the last day (the “True-Up Measurement Date”) of the final shared loss month, or upon the final disposition of all covered assets under the loss sharing agreements in the event losses on the loss sharing agreements fail to reach expected levels. The estimated fair value of such true-up payment is recorded as a reduction in the fair value of the FDIC loss share indemnification asset. Under the loss sharing agreements, BPPR will pay to the FDIC 50% of the excess, if any, of: (i) 20% of the Intrinsic Loss Estimate of  $4.6 billion (or  $925 million)(as determined by the FDIC) less (ii) the sum of: (A) 25% of the asset discount (per bid) (or ( $1.1 billion)); plus (B) 25% of the cumulative shared-loss payments (defined as the aggregate of all of the payments made or payable to BPPR minus the aggregate of all of the payments made or payable to the FDIC); plus (C) the sum of the period servicing amounts for every consecutive twelve-month period prior to and ending on the True-Up Measurement Date in respect of each of the loss sharing agreements during which the loss sharing provisions of the applicable loss sharing agreement is in effect (defined as the product of the simple average of the principal amount of shared loss loans and shared loss assets at the beginning and end of such period times 1%).
Covered loans under loss sharing agreements with the FDIC (the “covered loans”) are reported in loans exclusive of the estimated FDIC loss share indemnification asset. The covered loans acquired in the Westernbank transaction are, and will continue to be, reviewed for collectability. Under ASC Subtopic 310-30, if there is a decrease in the expected cash flows on loans due to an increase in estimated credit losses compared to the estimate made at the April 30, 2010 acquisition date, the Corporation will record a charge to the provision for loan losses and an allowance for loan losses will be established. If there is an increase in inherent losses on the loans accounted for under ASC Subtopic 310-20, an allowance for loan losses will be established to record the loans at their net realizable value. A related credit to income and an increase in the FDIC loss share indemnification asset will be recognized at the same time, measured based on the loss share percentages described above, for ASC Subtopic 310-20 and 310-30 loans.
The operating results of the Corporation for the year ended December 31, 2010 include the operating results produced by the acquired assets and liabilities assumed for the period of May 1, 2010 to December 31, 2010. The Corporation believes that given the nature of assets and liabilities assumed, the significant amount of fair value adjustments, the nature of additional consideration provided to the FDIC (note payable and equity appreciation instrument) and the FDIC loss sharing agreements now in place, historical results of Westernbank are not meaningful to the Corporation’s results, and thus no pro forma information is presented.
The following table presents the fair values of major classes of identifiable assets acquired and liabilities assumed by the Corporation as of the April 30, 2010 acquisition date.

	Book value prior to
	purchase			As recorded by
	accounting	Fair value	Additional	Popular, Inc. on
(In thousands)	adjustments	adjustments	consideration	April 30, 2010

Assets:
Cash and money market investments	$358,132	—	—	$358,132
Investment in Federal Home Loan Bank stock	58,610	—	—	58,610
Loans	8,554,744	$(3,354,287)	—	5,200,457
FDIC loss share indemnification asset	—	2,337,748	—	2,337,748
Covered other real estate owned	125,947	(73,867)	—	52,080
Core deposit intangible	—	24,415	—	24,415
Receivable from FDIC (associated to the note issued to the FDIC)	—	—	$111,101	111,101
Other assets	44,926	—	—	44,926

Total assets	$9,142,359	$(1,065,991)	$111,101	$8,187,469

Liabilities:
Deposits	$2,380,170	$11,465	—	$2,391,635
Note issued to the FDIC (including a premium of $12,411 resulting from the fair value adjustment)	—	—	$5,770,495	5,770,495
Equity appreciation instrument	—	—	52,500	52,500
Contingent liability on unfunded loan commitments	—	45,755	—	45,755
Accrued expenses and other liabilities	13,925	—	—	13,925

Total liabilities	$2,394,095	$57,220	$5,822,995	$8,274,310

Excess of assets acquired over liabilities assumed	$6,748,264	—	—	—

Aggregate fair value adjustments	—	$(1,123,211)	—	—

Aggregate additional consideration, net	—	—	$5,711,894	—

Goodwill on acquisition	—	—	—	$86,841

During the fourth quarter of 2010, retrospective adjustments were made to the estimated fair values of assets acquired and liabilities assumed associated with the Westernbank FDIC-assisted transaction to reflect new information obtained during the measurement period (as defined by ASC Topic 805), about facts and circumstances that existed as of the acquisition date that, if known, would have affected the acquisition-date fair value measurements. The retrospective adjustments were mostly driven by refinements in credit loss assumptions because of new information that became available. The revisions principally resulted in a decrease in the estimated credit losses, thus increasing the fair value of acquired loans and reducing the FDIC loss share indemnification asset.
The fair values assigned to the assets acquired and liabilities assumed are subject to refinement for up to one year after the closing date of the acquisition as new information relative to closing date fair values becomes available, and thus the recognized goodwill may increase or decrease.
The following table presents the principal changes in fair value as previously reported in Form 10-Qs filed during 2010 and the revised amounts recorded during the measurement period with general explanations of the major changes.

		April 30, 2010
	April 30, 2010	As previously
(In thousands)	As recasted [a]	reported [b]	Change

Assets:
Loans	$8,554,744	$8,554,744	—
Less: Discount	(3,354,287)	(4,293,756)	$939,469	[c]

Net loans	5,200,457	4,260,988	939,469
FDIC loss share indemnification asset	2,337,748	3,322,561	(984,813	) [d]
Goodwill	86,841	106,230		(19,389)
Other assets	649,264	670,419	(21,155	) [e]

Total assets	$8,274,310	$8,360,198		$(85,888)

Liabilities:

Deposits	$2,391,635	$2,391,635	—
Note issued to the FDIC	5,770,495	5,769,696	$799	[f]
Equity appreciation instrument	52,500	52,500	—
Contingent liability on unfunded loan commitments	45,755	132,442	(86,687)	[g]
Other liabilities	13,925	13,925	—

Total liabilities	$8,274,310	$8,360,198		$(85,888)

[a]	Amounts reported include retrospective adjustments during the measurement period (ASC Topic 805) related to the Westernbank FDIC-assisted transaction.

[b]	Amounts are presented as previously reported.

[c]	Represents the increase in management’s best estimate of fair value mainly driven by lower expected future credit losses on the acquired loan portfolio based on facts and circumstances existent as of the acquisition date but known to management during the measurement period. The main factors that influenced the revised estimated credit losses included review of collateral, revised appraised values, and review of borrower’s payment capacity in more thorough due diligence procedures.

[d]	This reduction is directly influenced by the reduction in estimated future credit losses as they are substantially covered by the FDIC under the 80% FDIC loss sharing agreements. The FDIC loss share indemnification asset decreased in a greater proportion than the reduction in the loan portfolio estimated future credit losses because of the true-up provision of the loss sharing agreement. As part of the agreement with the FDIC, the Corporation has agreed to make a true-up payment to the FDIC in the event losses on the loss sharing agreements fail to reach expected levels as determined under the criteria stipulated in the agreements. The true-up payment represents an estimated liability of $169 million for the recasted estimates, compared with an estimated liability of $50 million in the original reported estimates. This estimated liability is accounted for as part of the indemnification asset.

[e]	Represents revisions to acquisition date estimated fair values of other real estate properties based on new appraisals obtained.

[f]	Represents an increase in the premium on the note issued to the FDIC, also influenced by the cash flow streams impacted by the revised loan payment estimates.

[g]	Reduction due to revised credit loss estimates and commitments.

The impact in the results of operations for the period from May 1, 2010 through December 31, 2010 as a result of the recasting was an increase in net income of  $10.9 million.
The following is a description of the methods used to determine the fair values of significant assets acquired and liabilities assumed in the Westernbank FDIC-assisted transaction:
Loans
Fair values for loans were based on a discounted cash flow methodology. Certain loans were valued individually, while other loans were valued as pools. Aggregation into pools considered characteristics such as loan type, payment term, rate type and accruing status. Principal and interest projections considered prepayment rates and credit loss expectations. The discount rates were developed based on the relative risk of the cash flows, taking into account principally the loan type, market rates as of the valuation date, liquidity expectations, and the expected life of the loans.
FDIC loss share indemnification asset
Fair value was estimated using projected cash flows related to the loss sharing agreements based on the expected reimbursements for losses, including consideration of the true up payment and the applicable loss sharing percentages. These expected reimbursements do not include reimbursable amounts related to future covered expenditures. The estimates of expected losses used in valuation of this asset are consistent with the loss estimates used in the valuation of the covered assets. These cash flows were discounted to reflect the estimated timing of the receipt of the loss share reimbursement from the FDIC and the value of any true-up payment due to the FDIC at the end of the loss sharing agreements, to the extent applicable. The discount rate used in this calculation was determined using a yield of an A-rated corporate security with a term based on the weighted average life of the recovery of cash flows plus a risk premium reflecting the uncertainty related to the timing of cash flows and the potential rejection of claims by the FDIC. Due to the increased uncertainty of the true-up payment, an additional risk premium was added to the discount rate.
During the year ended December 31, 2010, the Corporation made  $583 thousand in claims to the FDIC associated with losses incurred on covered loans or covered other real estate owned.
Receivable from the FDIC
The note issued to the FDIC as of the April 30, 2010 transaction date was determined based on a pro-forma statement of assets acquired and liabilities assumed as of February 24, 2010, the bid transaction date. The receivable from the FDIC represents an adjustment to reconcile the consideration paid based on the assets acquired and liabilities assumed as of April 30, 2010 compared with the pro-forma statement as of February 24, 2010. The carrying amount of this receivable was a reasonable estimate of fair value based on its short-term nature. The receivable from the FDIC was collected by BPPR in June 2010 and is reflected as a cash inflow from financing activities in the consolidated statement of cash flows for the year ended December 31, 2010. The proceeds were remitted to the FDIC in July 2010 as a payment on the note.
Other real estate covered under loss sharing agreements with the FDIC (“OREO”)
OREO includes real estate acquired in settlement of loans. OREO properties were recorded at estimated fair values less costs to sell at the date acquired based on management’s assessments of existing appraisals or broker price opinions. The estimated costs to sell are based on past experience with similar property types and terms customary for real estate transactions.
Goodwill
The amount of goodwill is the residual difference in the fair value of liabilities assumed and net consideration paid to the FDIC over the fair value of the assets acquired. The goodwill is deductible for income tax purposes. The goodwill from the Westernbank FDIC-assisted transaction was assigned to the BPPR reportable segment.
Core deposit intangible
This intangible asset represents the value of the relationships that Westernbank had with its deposit customers. The fair value of this intangible asset was estimated based on a discounted cash flow methodology that gave appropriate consideration to expected customer attrition rates, cost of the core deposit base, interest costs, and the net maintenance cost attributable to customer deposits, and the cost of alternative funds.
Deposits
The fair values used for the demand and savings deposits that comprise the transaction accounts acquired, by definition equal the amount payable on demand at the reporting date. The fair values for time deposits were estimated using a discounted cash flow calculation that applies interest rates currently offered to comparable time deposits with similar maturities.
Contingent liability on unfunded loan commitments
Unfunded loan commitments are contractual obligations to provide future funding. The fair value of a liability associated to unfunded loan commitments is principally based on the expected utilization rate or likelihood that the commitment will be exercised. The estimated value of the unfunded commitments was equal to the expected loss associated with the balance expected to be funded. The expected loss is comprised of both credit and non-credit components; therefore, the discounts derived from the loan valuation were applied to the expected balance to be funded to derive the fair value. The unfunded loan commitments outstanding as of the April 30, 2010 transaction date, which approximated  $218 million, relate principally to commercial and construction loans and commercial revolving lines of credit. Losses incurred on loan disbursements made under these unfunded loan commitments are covered by the FDIC loss sharing agreements provided that the Corporation complies with specific requirements under such agreements. The contingent liability on unfunded loan commitments is included as part of “other liabilities” in the consolidated statement of condition.
Deferred taxes
Deferred taxes relate to a difference between the financial statement and tax basis of the assets acquired and liabilities assumed in the transaction. Deferred taxes are reported based upon the principles in ASC Topic 740 “Income Taxes”, and are measured using the enacted statutory income tax rate to be in effect for BPPR at the time the deferred tax is expected to reverse, which is 39%.
For income tax purposes, the Westernbank FDIC-assisted transaction was accounted for as an asset purchase and the tax bases of assets acquired were allocated based on fair values using a modified residual method. Under this method, the purchase price was allocated among the assets in order of liquidity (the most liquid first) up to its fair market value.
Note issued to the FDIC
The fair value of the note issued to the FDIC was determined using discounted cash flows based on market rates currently available for debt with similar terms, including consideration that the debt is collateralized by the assets covered under the loss sharing agreements. Cash flows collected from the covered assets, as well as payments from the FDIC on claimed credit losses associated to the covered assets, must be used to repay the note.
Equity appreciation instrument
As part of the consideration for the acquisition of Westernbank assets, BPPR also issued an equity appreciation instrument to the FDIC. Under the terms of the equity appreciation instrument, the FDIC has the opportunity to obtain a cash payment with a value equal to the product of (a) 50 million units and (b) the difference between (i) Popular, Inc.’s “average volume weighted price” over the two NASDAQ trading days immediately prior to the exercise date and (ii) the exercise price of  $3.43. The equity appreciation instrument is exercisable by the holder thereof, in whole or in part, up to May 7, 2011. The fair value of the equity appreciation instrument was estimated by determining a call option value using the Black-Scholes Option Pricing Model. The equity appreciation instrument is recorded as a liability and any subsequent changes in its estimated fair value will be recognized in earnings. The Corporation recognized non-interest income of  $42.6 million for the year ended December 31, 2010, as a result of a decrease in the fair value of the equity appreciation instrument. These amounts are separately disclosed in the consolidated statement of operations within the non-interest income category.

Sale of Processing and Technology Business	12 Months Ended
Dec. 31, 2010
Sale of Processing and Technology Business [Abstract]
Sale of Processing and Technology Business
Note 4 — Sale of Processing and Technology Business:
In 2010, the Corporation entered into a merger agreement, dated as of June 30, 2010, to sell a 51% interest in EVERTEC, including the merchant acquiring business of BPPR (the “EVERTEC transaction”), to funds managed by Apollo Management, L.P. (“Apollo”) in a leveraged buyout. In connection with the EVERTEC transaction, the Corporation completed an internal reorganization transferring certain intellectual property assets and interests in certain foreign subsidiaries to EVERTEC, including BPPR’s merchant acquiring business and TicketPop divisions. The Corporation retained EVERTEC’s operations in Venezuela and certain related contracts as an indirect wholly-owned subsidiary. The Corporation also retained equity interests in the processing businesses of Servicios Financieros, S.A. de C.V. (“Serfinsa”) and Consorcio de Tarjetas Dominicanas, S.A. (“CONTADO”). On September 30, 2010, EVERTEC DE VENEZUELA, C.A. became a subsidiary of PIBI and EVERTEC LATINOAMERICA, SOCIEDAD ANONIMA was transferred from Popular International Bank, Inc. (“PIBI”) to EVERTEC.
On September 30, 2010, the Corporation completed the EVERTEC transaction. Following the consummation of the EVERTEC transaction, EVERTEC is now a wholly-owned subsidiary of Carib Holdings, Inc., a newly formed entity that is operated as a joint venture, with Apollo and the Corporation initially owning 51% and 49%, respectively, subject to pro rata dilution for certain issuances of capital stock to EVERTEC management. In connection with the leveraged buyout, EVERTEC issued financing in the form of unsecured senior notes and a participation in a syndicated loan (senior secured credit facility). The Corporation invested  $35 million in senior unsecured notes issued by EVERTEC ( $17.85 million, net of the elimination related to the 49% ownership interest maintained by Popular), which bear interest at an annual fixed rate of 11% and mature in October 2018. Also, the Corporation initially provided financing to EVERTEC by acquiring  $58.2 million of the syndicated loan ( $29.7 million, net of the elimination of the 49% equity interest). Refer to Note 16 to the consolidated financial statements for the outstanding balances at December 31, 2010.
As a result of the sale, the Corporation recognized a pre-tax gain, net of transaction costs, of approximately  $616.2 million ( $531.0 million after-tax), of which  $640.8 million was separately disclosed within non-interest income in the consolidated statement of operations and  $24.6 million was included as operating expenses (transaction costs) for the year ended December 31, 2010. Approximately  $94.0 million of the pre-tax gain was the result of marking the Corporation’s retained interest in the EVERTEC business at fair value. This portion of the gain was non-cash. The equity value of the Corporation’s retained interest in the former subsidiary takes into consideration the buyer’s enterprise value of EVERTEC reduced by the debt incurred, net of debt issue costs, utilized as part of the sale transaction. This debt significantly impacts the resulting fair value of the retained interest.
As part of the EVERTEC transaction, on September 30, 2010, the Corporation entered into certain ancillary agreements pursuant to which, among other things, EVERTEC will provide various processing and information technology services to the Corporation and its subsidiaries and gave BPPR access to the ATH network owned and operated by EVERTEC by providing various services, in each case for initial terms of fifteen years. These service costs will be included prospectively in operating expenses on the Corporation’s consolidated statements of operations, net of elimination entries that are required since the Corporation holds the 49% equity interest in EVERTEC.
The Corporation’s investment in EVERTEC, which is accounted for under the equity method, amounted to  $197 million at December 31, 2010, and is included as part of “other assets” in the consolidated statement of condition. The Corporation’s proportionate share of income or loss from EVERTEC is included in other operating income in the consolidated statements of operations commencing on October 1, 2010. The Corporation recognized a  $14.9 million loss in other operating income for the period from October 1, 2010 through December 31, 2010 as part of its equity method investment in EVERTEC, which consisted of  $574 thousand of the Corporation’s share in EVERTEC’s net income, partially offset by  $15.4 million of intercompany income eliminations (investor-investee transactions at 49%). The unfavorable impact of the elimination in other operating income was offset by the elimination of 49% of the professional fees (expense) paid by the Corporation to EVERTEC during the same period. The Corporation did not receive any distributions from EVERTEC during the period from October 1, 2010 through December 31, 2010.
Refer to Note 16 to the consolidated financial statements for a list of related party transactions between the Corporation and EVERTEC, as an affiliate.
The equity investments in the processing businesses of Serfinsa and CONTADO continued to be held by the Corporation at December 31, 2010. Under the terms of the merger agreement, the Corporation is required for a period of twelve months following the merger to continue to seek to sell its equity interests in such entities to EVERTEC, subject to complying with certain rights of first refusal in favor of the Serfinsa and CONTADO shareholders. The Corporation’s investments in CONTADO and Serfinsa, accounted for under the equity method, amounted to  $16 million and  $1 million, respectively, at December 31, 2010 (2009 —  $15 million and  $1 million, respectively). During 2010, the Corporation recognized  $2.8 million as part of its equity method investment in CONTADO and Serfinsa (2009 —  $1.8 million).

Discontinued Operations	12 Months Ended
Dec. 31, 2010
Discontinued Operations [Abstract]
Discontinued operations
Note 5 — Discontinued operations:
In 2008, the Corporation discontinued the operations of Popular Financial Holdings (“PFH”) by selling assets and closing service branches and other units. The following table provides financial information for the discontinued operations for the years ended December 31, 2009 and 2008.

(In millions)	2009	2008

Net interest income	$0.9	$30.8
Provision for loan losses	—	19.0
Non-interest income, including fair value adjustments on loans and mortgage servicing rights	(3.2)	(266.9)
Operating expenses, including restructuring costs and reductions in value of servicing advances and other real estate [a]	10.9	213.5
Loss on disposition during the period [b]	—	(79.9)

Pre-tax loss from discontinued operations	(13.2)	(548.5)
Income tax expense (benefit) [c]	6.8	14.9

Loss from discontinued operations, net of tax	$(20.0)	$(563.4)

[a]	Restructuring costs amounted to $17.4 million in 2008, which consisted principally of personnel costs of $8.9 million and net occupancy expenses of $6.7 million.

[b]	Loss on disposition for 2008 includes the loss associated to the sale of manufactured housing loans in September 2008, including lower of cost or market adjustments at reclassification from loans held-in-portfolio to loans held-for-sale. Also, it includes the impact of fair value adjustments and other losses incurred during the fourth quarter of 2008 related to the sale of loans, residual interests and servicing related assets.

[c]	Income tax for 2008 included the impact of recording a valuation allowance on deferred tax assets of $209.0 million.

Restrictions on Cash and Due from Banks and Certain Securities	12 Months Ended
Dec. 31, 2010
Restrictions on Cash and Due from Banks and Certain Securities [Abstract]
Restrictions on Cash and Due from Banks and Certain Securities
Note 6 — Restrictions on cash and due from banks and highly liquid securities:
Restricted assets include cash and other highly liquid securities for which the Corporation’s ability to withdraw funds at any time is contractually limited. Restricted assets are generally designated for specific purposes arising out of certain contractual or other obligations.
The Corporation’s subsidiary banks are required by federal and state regulatory agencies to maintain average reserve balances with the Federal Reserve Bank of New York or other banks. Those required average reserve balances were approximately  $835 million at December 31, 2010 (2009 —  $721 million). Cash and due from banks, as well as other short-term, highly liquid securities, are used to cover the required average reserve balances.
As required by the Puerto Rico International Banking Center Law, at December 31, 2010 and 2009, the Corporation maintained separately for its two international banking entities (“IBEs”),  $0.6 million in time deposits, equally split for the two IBEs, which were considered restricted assets.
At December 31, 2009, as part of a line of credit facility with a financial institution, the Corporation was required to have restricted cash of  $2 million as collateral for the line of credit. This restriction expired in July 2010.
At December 31, 2010, the Corporation maintained restricted cash of  $5 million to support a letter of credit (2009 —  $4 million). The cash is being held in an interest-bearing money market account.
At December 31, 2010, the Corporation maintained restricted cash of  $1 million that represents funds deposited in an escrow account which are guaranteeing possible liens or encumbrances over the title and insured properties.
At December 31, 2010, the corporation maintained restricted cash of  $12 million to comply with the requirements of the credit card networks.

Securities Purchased under Agreements to Resell	12 Months Ended
Dec. 31, 2010
Securities Purchased under Agreements to Resell [Abstract]
Securities purchased under agreements to resell
Note 7 — Securities purchased under agreements to resell:
The securities purchased underlying the agreements to resell were delivered to, and are held by, the Corporation. The counterparties to such agreements maintain effective control over such securities. The Corporation is permitted by contract to repledge the securities, and has agreed to resell to the counterparties the same or substantially similar securities at the maturity of the agreements.
The fair value of the collateral securities held by the Corporation on these transactions at December 31, was as follows:

(In thousands)	2010	2009

Repledged	$171,833	$167,602
Not repledged	11,495	155,072

Total	$183,328	$322,674

The repledged securities were used as underlying securities for repurchase agreement transactions.

Investment Securities Available-For-Sale	12 Months Ended
Dec. 31, 2010
Investment Securities Available-For-Sale [Abstract]
Investment securities available-for-sale
Note 8 — Investment securities available-for-sale:
The following table presents the amortized cost, gross unrealized gains and losses, approximate fair value, weighted average yield and contractual maturities of investment securities available-for-sale at December 31, 2010 and 2009 (2008 — only fair value is presented).

		2010
		Gross	Gross		Weighted
	Amortized	Unrealized	Unrealized	Fair	Average
(In thousands)	Cost	Gains	Losses	Value	Yield

U.S. Treasury securities
After 1 to 5 years	$7,001	$122	—	$7,123	1.50%
After 5 to 10 years	28,676	2,337	—	31,013	3.81

Total U.S. Treasury securities	35,677	2,459	—	38,136	3.36

Obligations of U.S. Government sponsored entities
Within 1 year	153,738	2,043	—	155,781	3.39
After 1 to 5 years	1,000,955	53,681	$661	1,053,975	3.72
After 5 to 10 years	1,512	36	—	1,548	6.30

Total obligations of U.S. Government sponsored entities	1,156,205	55,760	661	1,211,304	3.68

Obligations of Puerto Rico, States and political subdivisions
Within 1 year	10,404	19	—	10,423	3.92
After 1 to 5 years	15,853	279	5	16,127	4.52
After 5 to 10 years	20,765	43	194	20,614	5.07
After 10 years	5,505	52	19	5,538	5.28

Total obligations of Puerto Rico, States and political subdivisions	52,527	393	218	52,702	4.70

Collateralized mortgage obligations — federal agencies
Within 1 year	77	1	—	78	3.88
After 1 to 5 years	1,846	105	—	1,951	4.77
After 5 to 10 years	107,186	1,507	936	107,757	2.50
After 10 years	1,096,271	32,248	11	1,128,508	2.87

Total collateralized mortgage obligations — federal agencies	1,205,380	33,861	947	1,238,294	2.84

Collateralized mortgage obligations — private label
After 5 to 10 years	10,208	31	158	10,081	1.20
After 10 years	79,311	78	4,532	74,857	2.29

Total collateralized mortgage obligations — private label	89,519	109	4,690	84,938	2.17

Mortgage — backed securities
Within 1 year	2,983	101	—	3,084	3.62
After 1 to 5 years	15,738	649	3	16,384	3.98
After 5 to 10 years	170,662	10,580	3	181,239	4.71
After 10 years	2,289,210	86,870	632	2,375,448	4.26

Total mortgage — backed securities	2,478,593	98,200	638	2,576,155	4.29

Equity securities (without contractual maturity)	8,722	855	102	9,475	3.43

Other
After 5 to 10 years	17,850	262	—	18,112	10.98
After 10 years	7,805	—	69	7,736	3.62

Total other	25,655	262	69	25,848	8.74

Total investment securities available-for-sale	$5,052,278	$191,899	$7,325	$5,236,852	3.78%

		2009				2008
		Gross	Gross		Weighted
	Amortized	Unrealized	Unrealized	Fair	Average
(Dollars in thousands)	Cost	Gains	Losses	Value	Yield	Fair Value

U.S. Treasury securities
After 5 to 10 years	$29,359	$1,093	—	$30,452	3.80%	$502,118

Total U.S. Treasury securities	29,359	1,093	—	30,452	3.80	502,118

Obligations of U.S. Government sponsored entities
Within 1 year	349,424	7,491	—	356,915	3.67	126,170
After 1 to 5 years	1,177,318	58,151	—	1,235,469	3.79	4,623,959
After 5 to 10 years	27,812	680	—	28,492	4.96	28,908
After 10 years	26,884	176	—	27,060	5.68	27,971

Total obligations of U.S. Government sponsored entities	1,581,438	66,498	—	1,647,936	3.82	4,807,008

Obligations of Puerto Rico, States and political subdivisions
Within 1 year	—	—	—	—	—	4,566
After 1 to 5 years	22,311	7	$15	22,303	6.92	2,257
After 5 to 10 years	50,910	249	632	50,527	5.08	64,938
After 10 years	7,840	—	61	7,779	5.26	29,229

Total obligations of Puerto Rico, States and political subdivisions	81,061	256	708	80,609	5.60	100,990

Collateralized mortgage obligations — federal agencies
Within 1 year	41	—	—	41	3.78	179
After 1 to 5 years	4,875	120	—	4,995	4.44	6,877
After 5 to 10 years	125,397	2,105	404	127,098	2.85	156,030
After 10 years	1,454,833	19,060	5,837	1,468,056	3.03	1,343,882

Total collateralized mortgage obligations — federal agencies	1,585,146	21,285	6,241	1,600,190	3.02	1,506,968

Collateralized mortgage obligations — private label
Within 1 year	—	—	—	—	—	440
After 5 to 10 years	20,885	—	653	20,232	2.00	28,005
After 10 years	105,669	109	8,452	97,326	2.59	120,303

Total collateralized mortgage obligations — private label	126,554	109	9,105	117,558	2.50	148,748

Mortgage — backed securities
Within 1 year	26,878	512	—	27,390	3.61	18,711
After 1 to 5 years	30,117	823	—	30,940	3.94	67,657
After 5 to 10 years	205,480	8,781	—	214,261	4.80	119,289
After 10 years	2,915,689	32,102	10,203	2,937,588	4.40	642,848

Total mortgage — backed securities	3,178,164	42,218	10,203	3,210,179	4.42	848,505

Equity securities (without contractual maturity)	8,902	233	1,345	7,790	3.65	10,150

Total investment securities available-for-sale	$6,590,624	$131,692	$27,602	$6,694,714	3.91%	$7,924,487

The weighted average yield on investment securities available-for-sale is based on amortized cost; therefore, it does not give effect to changes in fair value.
Securities not due on a single contractual maturity date, such as mortgage-backed securities and collateralized mortgage obligations, are classified in the period of final contractual maturity. The expected maturities of collateralized mortgage obligations, mortgage-backed securities and certain other securities may differ from their contractual maturities because they may be subject to prepayments or may be called by the issuer.
The following table presents the aggregate amortized cost and fair value of investment securities available-for-sale at December 31, 2010, by contractual maturity.

(In thousands)	Amortized Cost	Fair Value

Within 1 year	$167,202	$169,366
After 1 to 5 years	1,041,393	1,095,560
After 5 to 10 years	356,859	370,364
After 10 years	3,478,102	3,592,087

Total	5,043,556	5,227,377
Equity Securities	8,722	9,475

Total investment securities available-for-sale	$5,052,278	$5,236,852

Proceeds from the sale of investment securities available-for-sale during 2010 were  $397.1 million (2009 —  $3.8 billion; 2008 —  $2.4 billion). Gross realized gains on securities available-for-sale during 2010 were  $3.8 million (gross realized gains and losses during 2009 -  $184.7 million and  $0.4 million, respectively; 2008 —  $29.6 million and  $0.1 million, respectively).
The following table shows the Corporation’s fair value and gross unrealized losses of investment securities available-for-sale, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, at December 31, 2010 and 2009.

	At December 31, 2010
	Less than 12 months		12 months or more		Total
		Gross		Gross		Gross
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
(In thousands)	Value	Losses	Value	Losses	Value	Losses

Obligations of U.S. Government sponsored entities	$24,284	$661	—	—	$24,284	$661
Obligations of Puerto Rico, States and political subdivisions	19,357	213	$303	$5	19,660	218
Collateralized mortgage obligations — federal agencies	40,212	945	2,505	2	42,717	947
Collateralized -backed securities — private label	21,231	292	52,302	4,398	73,533	4,690
Mortgage backed securities	33,261	406	9,257	232	42,518	638
Equity securities	3	8	43	94	46	102
Other	7,736	69	—	—	7,736	69

Total investment securities available-for-sale in an unrealized loss position	$146,084	$2,594	$64,410	$4,731	$210,494	$7,325

	At December 31, 2009
	Less than 12 months		12 months or more		Total
		Gross		Gross		Gross
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
(In thousands)	Value	Losses	Value	Losses	Value	Losses

Obligations of Puerto Rico, States and political subdivisions	$2,387	$8	$63,429	$700	$65,816	$708
Collateralized mortgage obligations — federal agencies	298,917	3,667	359,214	2,574	658,131	6,241
Collateralized -backed securities — private label	6,716	18	97,904	9,087	104,620	9,105
Mortgage-backed securities	905,028	10,130	3,566	73	908,594	10,203
Equity securities	2,347	981	3,898	364	6,245	1,345

Total investment securities available-for-sale in an unrealized loss position	$1,215,395	$14,804	$528,011	$12,798	$1,743,406	$27,602

Management evaluates investment securities for other-than-temporary (“OTTI”) declines in fair value on a quarterly basis. Once a decline in value is determined to be other-than-temporary, the value of a debt security is reduced and a corresponding charge to earnings is recognized for anticipated credit losses. Also, for equity securities that are considered other-than-temporarily impaired, the excess of the security’s carrying value over its fair value at the evaluation date is accounted for as a loss in the results of operations. The OTTI analysis requires management to consider various factors, which include, but are not limited to: (1) the length of time and the extent to which fair value has been less than the amortized cost basis, (2) the financial condition of the issuer or issuers, (3) actual collateral attributes, (4) the payment structure of the debt security and the likelihood of the issuer being able to make payments, (5) any rating changes by a rating agency, (6) adverse conditions specifically related to the security, industry, or a geographic area, and (7) management’s intent to sell the debt security or whether it is more likely than not that the Corporation would be required to sell the debt security before a forecasted recovery occurs.
At December 31, 2010, management performed its quarterly analysis of all debt securities in an unrealized loss position. Based on the analyses performed, management concluded that no individual debt security was other-than-temporarily impaired as of such date. At December 31, 2010, the Corporation did not have the intent to sell debt securities in an unrealized loss position and it is not more likely than not that the Corporation will have to sell the investment securities prior to recovery of their amortized cost basis. Also, management evaluated the Corporation’s portfolio of equity securities at December 31, 2010. During the year ended December 31, 2010, the Corporation recorded  $264 thousand (2009 —  $10.9 million) in losses on certain equity securities considered other-than-temporary impairment. Management has the intent and ability to hold the investments in equity securities that are at a loss position at December 31, 2010 for a reasonable period of time for a forecasted recovery of fair value up to (or beyond) the cost of these investments.
The unrealized losses associated with “Collateralized mortgage obligations — private label” are primarily related to securities backed by residential mortgages. In addition to verifying the credit ratings for the private-label CMOs, management analyzed the underlying mortgage loan collateral for these bonds. Various statistics or metrics were reviewed for each private-label CMO, including among others, the weighted average loan-to-value, FICO score, and delinquency and foreclosure rates of the underlying assets in the securities. At December 31, 2010, there were no “sub-prime” securities in the Corporation’s private-label CMOs portfolios. For private-label CMOs with unrealized losses at December 31, 2010, credit impairment was assessed using a cash flow model that estimates the cash flows on the underlying mortgages, using the security-specific collateral and transaction structure. The model estimates cash flows from the underlying mortgage loans and distributes those cash flows to various tranches of securities, considering the transaction structure and any subordination and credit enhancements that exist in that structure. The cash flow model incorporates actual cash flows through the current period and then projects the expected cash flows using a number of assumptions, including default rates, loss severity and prepayment rates. Management’s assessment also considered tests using more stressful parameters. Based on the assessments, management concluded that the tranches of the private-label CMOs held by the Corporation were not other-than-temporarily impaired at December 31, 2010, thus management expects to recover the amortized cost basis of the securities.
The following table states the name of issuers, and the aggregate amortized cost and fair value of the securities of such issuer (includes available-for-sale and held-to-maturity securities), in which the aggregate amortized cost of such securities exceeds 10% of stockholders’ equity. This information excludes securities backed by the full faith and credit of the U.S. Government. Investments in obligations issued by a state of the U.S. and its political subdivisions and agencies, which are payable and secured by the same source of revenue or taxing authority, other than the U.S. Government, are considered securities of a single issuer.

	2010		2009
(In thousands)	Amortized Cost	Fair Value	Amortized Cost	Fair Value

FNMA	$757,812	$789,838	$970,744	$991,825
FHLB	1,003,395	1,056,549	1,385,535	1,449,454
Freddie Mac	637,644	654,495	959,316	971,556

Investment Securities Held-to-Maturity	12 Months Ended
Dec. 31, 2010
Investment Securities Held-to-Maturity [Abstract]
Investment securities held-to-maturity
Note 9 — Investment securities held-to-maturity:
The following table presents the amortized cost, gross unrealized gains and losses, approximate fair value, weighted average yield and contractual maturities of investment securities held-to-maturity at December 31, 2010 and 2009 (2008 — only amortized cost is presented).

		2010
		Gross	Gross		Weighted
	Amortized	Unrealized	Unrealized	Fair	Average
(In thousands)	Cost	Gains	Losses	Value	Yield

U.S. Treasury securities
Within 1 year	$25,873	—	$1	$25,872	0.11%

Total U.S. Treasury securities	25,873	—	1	25,872	0.11

Obligations of Puerto Rico, States and political subdivisions
Within 1 year	2,150	$6	—	2,156	5.33
After 1 to 5 years	15,529	333	—	15,862	4.10
After 5 to 10 years	17,594	115	268	17,441	5.96
After 10 years	56,702	—	1,649	55,053	4.25

Total obligations of Puerto Rico, States and political subdivisions	91,975	454	1,917	90,512	4.58

Collateralized mortgage obligations — private label
After 10 years	176	—	10	166	5.45

Total collateralized mortgage obligations — private label	176	—	10	166	5.45

Other
Within 1 year	4,080	—	—	4,080	1.15
After 1 to 5 years	250	—	7	243	1.20

Total other	4,330	—	7	4,323	1.15

Total investment securities held-to-maturity	$122,354	$454	$1,935	$120,873	3.51%

		2009				2008

		Gross	Gross		Weighted
	Amortized	Unrealized	Unrealized	Fair	Average	Amortized
(In thousands)	Cost	Gains	Losses	Value	Yield	Cost

U.S. Treasury securities
Within 1 year	$25,777	$4	—	$25,781	0.11%	$1,499

Total U.S. Treasury securities	25,777	4	—	25,781	0.11	1,499

Obligations of Puerto Rico, States and political subdivisions
Within 1 year	7,015	6	—	7,021	2.04	106,910
After 1 to 5 years	109,415	3,157	$6	112,566	5.51	108,860
After 5 to 10 years	17,112	39	452	16,699	5.79	16,170
After 10 years	48,600	—	2,552	46,048	4.00	52,730

Total obligations of Puerto Rico, States and political subdivisions	182,142	3,202	3,010	182,334	5.00	284,670

Collateralized mortgage obligations — private label
After 10 years	220	—	12	208	5.45	244

Total collateralized mortgage obligations — private label	220	—	12	208	5.45	244

Other
Within 1 year	3,573	—	—	3,573	3.77	6,584
After 1 to 5 years	1,250	—	—	1,250	1.66	1,750

Total other	4,823	—	—	4,823	1.36	8,334

Total investment securities held-to-maturity	$212,962	$3,206	$3,022	$213,146	4.37%	$294,747

Securities not due on a single contractual maturity date, such as collateralized mortgage obligations, are classified in the period of final contractual maturity. The expected maturities of collateralized mortgage obligations and certain other securities may differ from their contractual maturities because they may be subject to prepayments or may be called by the issuer.
The following table presents the aggregate amortized cost and fair value of investment securities held-to-maturity at December 31, 2010, by contractual maturity.

(In thousands)	Amortized Cost	Fair Value

Within 1 year	$32,103	$32,108
After 1 to 5 years	15,779	16,105
After 5 to 10 years	17,594	17,441
After 10 years	56,878	55,219

Total investment securities held-to-maturity	$122,354	$120,873

The following table shows the Corporation’s fair value and gross unrealized losses of investment securities held-to-maturity, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, at December 31, 2010 and 2009:

	At December 31, 2010
	Less than 12 months		12 months or more		Total

		Gross		Gross		Gross
	Fair	Unrealized	Fair	Unrealized	Fair	unrealized
(In thousands)	Value	Losses	Value	Losses	Value	Losses

U.S. Treasury securities	$25,872	$1	—	—	$25,872	$1
Obligations of Puerto Rico, States and political subdivisions	51,995	1,915	$773	$2	52,768	1,917
Collateralized mortgage obligations — private label	—	—	166	10	166	10
Other	243	7	—	—	243	7

Total investment securities held-to-maturity in an unrealized loss position	$78,110	$1,923	$939	$12	$79,049	$1,935

	At December 31, 2009
	Less than 12 months		12 months or more		Total

		Gross		Gross		Gross
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
(In thousands)	Value	Losses	Value	Losses	Value	Losses

Obligations of Puerto Rico, States and political subdivisions	$21,187	$1,908	$37,718	$1,102	$58,905	$3,010
Collateralized mortgage obligations — private label	—	—	208	12	208	12

Total investment securities held-to-maturity in an unrealized loss position	$21,187	$1,908	$37,926	$1,114	$59,113	$3,022

As indicated in Note 8 to these consolidated financial statements, management evaluates investment securities for other-than-temporary (“OTTI”) declines in fair value on a quarterly basis.
The “Obligations of Puerto Rico, States and political subdivisions” classified as held-to-maturity at December 31, 2010 are primarily associated with securities issued by municipalities of Puerto Rico and are generally not rated by a credit rating agency. The Corporation performs periodic credit quality reviews on these issuers. The decline in fair value at December 31, 2010 was attributable to changes in interest rates and not credit quality, thus no other-than-temporary decline in value was necessary to be recorded in these held-to-maturity securities at December 31, 2010. At December 31, 2010, the Corporation does not have the intent to sell securities held-to-maturity and it is not more likely than not that the Corporation will have to sell these investment securities prior to recovery of their amortized cost basis.

Loans Held-in-Portfolio and Allowance for Loan Losses	12 Months Ended
Dec. 31, 2010
Loans Held-in-Portfolio and Allowance for Loan Losses [Abstract]
Loans Held-in-Portfolio and Allowance for Loan Losses
Note 10 — Loans and allowance for loan losses:
The following table presents the composition of loans held-in-portfolio at December 31, 2010 and 2009.

	Non-covered loans at	Covered loans at	Total loans HIP at
(In thousands)	December 31, 2010	December 31, 2010	December 31, 2010	December 31, 2009

Commercial real estate	$7,006,676	$2,340,923	$9,347,599	$7,983,486
Commercial and industrial	4,386,809	431,064	4,817,873	4,680,573
Construction	500,851	635,892	1,136,743	1,724,373
Mortgage	4,524,748	1,259,253	5,784,001	4,603,357
Lease financing	705,776	—	705,776	785,659
Consumer:
Credit cards	1,132,308	—	1,132,308	1,136,041
Home equity lines of credit	503,761	—	503,761	694,558
Personal	1,236,068	—	1,236,068	1,008,911
Auto	568,360	—	568,360	1,039,358
Other	268,919	169,750	438,669	170,947

Total loans held-in-portfolio [a]	$20,834,276	$4,836,882	$25,671,158	$23,827,263

[a]	Loans held-in-portfolio at December 31, 2010 exclude $106 million in unearned income and $894 million in loans held-for-sale (2009 — $114 million and $91 million, respectively).

Loans held-for-sale at December 31, 2010 and 2009 were as follows:

(In thousands)	December 31, 2010	December 31, 2009

Commercial	$60,528	$2,897
Construction	412,744	—
Mortgage	420,666	87,899

Total	$893,938	$90,796

The following table presents loans in non-performing status and accruing loans past-due 90 days or more by loan class at December 31, 2010.

	Puerto Rico		USA		Popular, Inc.

						Accruing
	Non-	Accruing		Accruing		loans past-
	accrual	loans past-due 90	Non-accrual	loans past-due	Non-	due 90 days
(In thousands)	loans	days or more	loans	90 days or more	accrual loans	or more

Commercial real estate	$384,849	—	$182,456	—	$567,305	—
Commercial and industrial	125,427	$60	57,102	—	182,529	$60
Construction	65,846	—	173,876	—	239,722	—
Mortgage	518,446	301,035	23,587	—	542,033	301,035
Leasing	5,674	—	263	—	5,937	—
Consumer:
Credit cards	—	33,514	—	—	—	33,514
Home equity lines of credit	—	—	17,562	—	17,562	—
Personal	22,816	—	5,369	—	28,185	—
Auto	7,528	—	135	—	7,663	—
Other	6,892	3,750	—	—	6,892	3,750

Total [a]	$1,137,478	$338,359	$460,350	—	$1,597,828	$338,359

[a]	For purposes of this table non-performing loans exclude $672 million in loans held-for-sale. Covered loans accounted for under ASC Subtopic 310-30 are excluded from the above table as they are considered to be performing due to the application of the accretion method, in which these loans will accrete interest income over the remaining life of the loans using estimated cash flow analyses. Non-performing covered loans accounted for under ASC Subtopic 310-20 of $26 million and $13 million of accruing loans past-due 90 days or more are included in the table above.
At December 31, 2010, loans on which the accrual of interest income had been discontinued amounted to  $1.6 billion (2009 —  $2.3 billion; 2008 —  $1.2 billion). If these loans had been accruing interest, the additional interest income realized would have been approximately  $75.7 million (2009 —  $60.0 million; 2008 —  $48.7 million). Non-accruing loans at December 31, 2010 include  $60 million (2009 —  $64 million; 2008 —  $68 million) in consumer loans.
     The following tables present loans by past due status at December 31, 2010 for loans held-in-portfolio (net of unearned income) including covered loans accounted for under ASC Subtopic 310-20 and ASC Subtopic 310-30.

Puerto Rico
		Past Due
						Loans held-
	30-59	60-89	90 Days or More	Total		in-portfolio
(In thousands)	Days	Days		Past Due	Current	Puerto Rico

Commercial real estate	$47,064	$25,547	$370,677	$443,288	$3,412,310	$3,855,598
Commercial and industrial	34,703	23,695	114,792	173,190	2,688,228	2,861,418
Construction	6,356	3,000	64,678	74,034	94,322	168,356
Mortgage	188,468	83,789	810,833	1,083,090	2,566,610	3,649,700
Leasing	10,737	2,274	5,674	18,685	554,102	572,787
Consumer:
Credit cards	16,073	12,758	33,514	62,345	1,054,081	1,116,426
Personal	21,004	11,830	22,816	55,650	965,610	1,021,260
Auto	22,076	5,301	7,528	34,905	459,745	494,650
Other	3,799	1,318	8,334	13,451	252,048	265,499

Sub-total	$350,280	$169,512	$1,438,846	$1,958,638	12,047,056	$14,005,694

Covered loans accounted for under ASC Subtopic 310-20	$2,224	$8,294	$36,991	$47,509	$249,445	$296,954
Covered loans accounted for under ASC Subtopic 310-30	231,451	137,886	916,293	1,285,630	3,254,298	4,539,928

Total Puerto Rico	$583,955	$315,692	$2,392,130	$3,291,777	$15,550,799	$18,842,576

USA
		Past Due
	30-59	60-89	90 Days or	Total		Loans held-
(In thousands)	Days	Days	More	Past Due	Current	in-portfolio USA

Commercial real estate	$68,903	$10,322	$182,456	$261,681	$2,889,397	$3,151,078
Commercial and industrial	30,372	15,079	57,102	102,553	1,422,838	1,525,391
Construction	30,105	292	173,876	204,273	128,222	332,495
Mortgage	38,550	12,751	23,587	74,888	800,134	875,022
Leasing	1,008	224	263	1,495	28,711	30,206
Consumer:
Credit cards	343	357	—	700	15,182	15,882
Home equity lines of credit	6,116	6,873	17,562	30,551	537,802	568,353
Personal	5,559	2,689	5,369	13,617	201,190	214,807
Auto	375	98	135	608	8,499	9,107

Total USA	$181,331	$48,685	$460,350	$690,366	$6,031,975	$6,722,341

Popular, Inc.
	Past Due
						Loans held-
	30-59	60-89	90 Days or	Total		in-portfolio
(In thousands)	Days	Days	More	Past Due	Current	Popular, Inc

Commercial real estate	$115,967	$35,869	$553,133	$704,969	$6,301,707	$7,006,676
Commercial and industrial	65,075	38,774	171,894	275,743	4,111,066	4,386,809
Construction	36,461	3,292	238,554	278,307	222,544	500,851
Mortgage	227,018	96,540	834,420	1,157,978	3,366,744	4,524,722
Leasing	11,745	2,498	5,937	20,180	582,813	602,993
Consumer
Credit cards	16,416	13,115	33,514	63,045	1,069,263	1,132,308
Home equity lines of credit	6,116	6,873	17,562	30,551	537,802	568,353
Personal	26,563	14,519	28,185	69,267	1,166,800	1,236,067
Auto	22,451	5,399	7,663	35,513	468,244	503,757
Other	3,799	1,318	8,334	13,451	252,048	265,499

Sub-total	$531,611	$218,197	$1,899,196	$2,649,004	$18,079,031	$20,728,035

Covered loans accounted for under ASC Subtopic 310-20	$2,224	$8,294	$36,991	$47,509	$249,445	$296,954
Covered loans accounted for under ASC Subtopic 310-30	231,451	137,886	916,293	1,285,630	3,254,298	4,539,928

Total Popular, Inc.	$765,286	$364,377	$2,852,480	$3,982,143	$21,582,774	$25,564,917

Loans that were considered impaired based on ASC Section 310-10-35 at December 31, 2010 and 2009, and the related disclosures, are as follows:

(In thousands)	2010	2009

Impaired loans with related allowance	$154,349	$1,263,298
Impaired loans that do not require an allowance	644,150	410,323

Total impaired loans	$798,499	$1,673,621

Allowance for impaired loans	$13,770	$323,887

Average balance of impaired loans during the year	$1,539,163	$1,339,438

Interest income recognized on impaired loans during the year	$21,847	$16,939

The following tables present commercial, construction, and mortgage loans individually evaluated for impairment at December 31, 2010.

Puerto Rico
	Impaired Loans - With an			Impaired Loans - With
	Allowance			No Allowance		Impaired Loans - Total
		Unpaid			Unpaid		Unpaid
	Recorded	Principal	Related	Recorded	Principal	Recorded	Principal	Related
(In thousands)	Investment	Balance	Allowance	Investment	Balance	Investment	Balance	Allowance

Commercial real estate	$11,403	$13,613	$3,590	$208,891	$256,858	$220,294	$270,471	$3,590
Commercial and industrial	23,699	28,307	4,960	66,589	79,917	90,288	108,224	4,960
Construction	4,514	10,515	216	61,184	99,016	65,698	109,531	216
Mortgage	114,733	115,595	5,004	6,476	6,476	121,209	122,071	5,004

Total Puerto Rico	$154,349	$168,030	$13,770	$343,140	$442,267	$497,489	$610,297	$13,770

USA
				Impaired Loans - With
	Impaired Loans - With an Allowance			No Allowance		Impaired Loans - Total
		Unpaid			Unpaid		Unpaid
	Recorded	Principal	Related	Recorded	Principal	Recorded	Principal	Related
(In thousands)	Investment	Balance	Allowance	Investment	Balance	Investment	Balance	Allowance

Commercial real estate	—	—	—	$101,856	$152,876	$101,856	$152,876	—
Commercial and industrial	—	—	—	33,530	44,443	33,530	44,443	—
Construction	—	—	—	165,624	248,955	165,624	248,955	—

Total USA	—	—	—	$301,010	$446,274	$301,010	$446,274	—

There were no mortgage loans individually evaluated for impairment in the USA portfolio at December 31, 2010.

Popular, Inc.
				Impaired Loans - With
	Impaired Loans - With an Allowance			No Allowance		Impaired Loans - Total
		Unpaid			Unpaid		Unpaid
	Recorded	Principal	Related	Recorded	Principal	Recorded	Principal	Related
(In thousands)	Investment	Balance	Allowance	Investment	Balance	Investment	Balance	Allowance

Commercial real estate	$11,403	$13,613	$3,590	$310,747	$409,734	$322,150	$423,347	$3,590
Commercial and industrial	23,699	28,307	4,960	100,119	124,360	123,818	152,667	4,960
Construction	4,514	10,515	216	226,808	347,971	231,322	358,486	216
Mortgage	114,733	115,595	5,004	6,476	6,476	121,209	122,071	5,004

Total Popular, Inc.	$154,349	$168,030	$13,770	$644,150	$888,541	$798,499	$1,056,571	$13,770

The following table presents the average recorded investment and interest income recognized on impaired loans for the year ended December 31, 2010.

	Puerto Rico		USA		Popular, Inc.

	Average	Interest	Average	Interest	Average	Interest
	Recorded	Income	Recorded	Income	Recorded	Income
(In thousands)	Investment	Recognized	Investment	Recognized	Investment	Recognized

Commercial real estate	$255,283	$5,753	$130,437	$1,261	$385,720	$7,014
Commercial and industrial	158,376	2,601	55,895	189	214,271	2,790
Construction	507,166	1,626	195,358	1,000	702,524	2,626
Mortgage	78,496	3,739	158,152	5,678	236,648	9,417

Total Popular, Inc.	$999,321	$13,719	$539,842	$8,128	$1,539,163	$21,847

Troubled debt restructurings amounted to  $427 million at December 31, 2010 (2009 —  $601 million), which included commercial, construction, and mortgage loans which had been renegotiated at below-market interest rates or which other concessions were granted. The amount of outstanding commitments to lend additional funds to debtors owing receivables whose terms have been modified in troubled debt restructurings amounted to  $3 million related to the construction loan portfolio and  $1 million related to the commercial loan portfolio at December 31, 2010 - (2009 -  $60 million and  $1 million, respectively).
The Corporation has defined a dual risk rating system to assign a rating to all credit exposures, particularly for the commercial and construction loan portfolios. Risk ratings in the aggregate provide the Corporation’s management the asset quality profile for the loan portfolio. The dual risk rating system provides for the assignment of ratings at the obligor level based on the financial condition of the borrower, and at the credit facility level based on the collateral supporting the transaction.
The Corporation’s obligor risk rating scales range from rating 1 (Excellent) to rating 14 (Loss). The obligor risk rating reflects the risk of payment default of a borrower in the ordinary course of business. The risk ratings from 10 through 14 conform to regulatory ratings of Special Mention, Substandard, Doubtful and Loss, defined as follows:
Special Mention — Loans classified as special mention have potential weaknesses that deserve management’s close attention. If left uncorrected, these potential weaknesses may result in deterioration of the repayment prospects for the loan or of the Corporation’s credit position at some future date.
Substandard — Loans classified as substandard are deemed to be inadequately protected by the current net worth and payment capacity of the obligor or of the collateral pledged, if any. Loans classified as such have well-defined weaknesses that jeopardize the liquidation of the debt. They are characterized by the distinct possibility that the institution will sustain some loss if the deficiencies are not corrected.
Doubtful — Loans classified as doubtful have all the weaknesses inherent in those classified as substandard, with the additional characteristic that the weaknesses make the collection or liquidation in full, on the basis of currently existing facts, conditions, and values, highly questionable and improbable.
Loss — Uncollectible and of such little value that continuance as a bankable asset is not warranted. This classification does not mean that the asset has absolutely no recovery or salvage value, but rather it is not practical or desirable to defer writing off this asset even though partial recovery may be affected in the future.
The Corporation has defined as adversely classified loans all credit facilities with obligor risk ratings of Substandard, Doubtful or Loss. The assignment of the obligor risk rating is based on relevant information about the ability of borrowers to service their debts such as current financial information, historical payment experience, credit documentation, public information, and current economic trends, among other factors.
The Corporation periodically reviews loans classified as watch list or worse, to evaluate if they are properly classified, and to determine impairment, if any. The frequency of these reviews will depend on the amount of the aggregate outstanding debt, and the risk rating classification of the obligor. In addition, during the renewal process of applicable credit facilities, the Corporation evaluates the corresponding loan grades.
Loans classified as pass credits are excluded from the scope of the review process described above until: (a) they become past due; (b) management becomes aware of deterioration in the credit worthiness of the borrower; or (c) the customer contacts the Corporation for a modification. In these circumstances, the credit facilities are specifically evaluated to assign the appropriate risk rating classification.

(In thousands)	Adversely Classified	Total Portfolio

Puerto Rico
Commercial real estate	$623,325	$3,855,598
Commercial and industrial	355,562	2,861,418
Construction	83,115	168,356
Mortgage	550,933	3,649,700
Leasing	11,508	572,787
Consumer	52,133	2,897,835

Total Puerto Rico	$1,676,576	$14,005,694

United States
Commercial real estate	$633,470	$3,151,078
Commercial and industrial	250,843	1,525,391
Construction	274,300	332,495
Mortgage	23,587	875,022
Leasing	—	30,206
Consumer	23,065	808,149

Total United States	$1,205,265	$6,722,341

Total	$2,881,841	$20,728,035

Covered loans acquired in the Westernbank FDIC-assisted transaction, except for lines of credit with revolving privileges, are accounted for by the Corporation in accordance with ASC Subtopic 310-30. Under ASC Subtopic 310-30, the acquired loans were aggregated into pools based on similar characteristics. Each loan pool is accounted for as a single asset with a single composite interest rate and an aggregate expectation of cash flows. The covered loans which are accounted for under ASC Subtopic 310-30 by the Corporation are not considered non-performing and will continue to have an accretable yield as long as there is a reasonable expectation about the timing and amount of cash flows expected to be collected. The Corporation measures additional losses for this portfolio when it is probable the Corporation will be unable to collect all cash flows expected at acquisition plus additional cash flows expected to be collected arising from changes in estimates after acquisition.
Lines of credit with revolving privileges that were acquired as part of the Westernbank FDIC-assisted transaction are accounted under the guidance of ASC Subtopic 310-20, which requires that any differences between the contractually required loan payment receivable in excess of the Corporation’s initial investment in the loans be accreted into interest income using the effective yield method over the life of the loan. Loans accounted for under ASC Subtopic 310-20 are placed on non-accrual status when past due in accordance with the Corporation’s non-accruing policy and any accretion of discount is discontinued.
There was no need to record an allowance for loan losses related to the covered loans at December 31, 2010.
In addition, the Corporation also provides an inherent unallocated portion of the allowance that is intended to recognize probable losses that are not otherwise identifiable and includes management’s subjective determination of amounts necessary to provide for the possible use of imprecise estimates in determining the allocated portion of the allowance.
The following table presents the changes in the allowance for loan losses for the years ended December 31, 2010, 2009 and 2008.

(In thousands)	2010	2009	2008

Balance at beginning of year	$1,261,204	$882,807	$548,832
Provision for loan losses	1,011,880	1,405,807	991,384
Recoveries	96,704	68,537	45,540
Charge-offs	(1,249,356)	(1,095,947)	(645,504)
Write-downs related to loans transferred to loans held-for-sale	(327,207)	—	(12,430)
Change in allowance for loan losses from discontinued operations (a)	—	—	(45,015)

Balance at end of year	$793,225	$1,261,204	$882,807

(a)	A positive amount represents higher provision for loans losses recorded during the period compared to net charge-offs, and vice versa for a negative amount.
The following tables presents the changes in the allowance for loan losses and the loan balance by portfolio segments at December 31, 2010.

Puerto Rico
	Commercial	Commercial
(In thousands)	Secured	Unsecured	Construction	Mortgage	Leasing	Consumer	Total

Allowance for credit losses:
Beginning balance	$150,390	$81,454	$214,998	$24,911	$12,204	$171,901	$655,858
Charge-offs	(178,406)	(73,439)	(290,065)	(22,579)	(10,517)	(162,516)	(737,522)
Recoveries	10,101	10,611	915	867	4,058	30,733	57,285
Write-downs	(38,137)	—	(91,686)	—	—	—	(129,823)
Provision	230,838	63,231	181,912	38,830	1,409	93,413	609,633

Ending balance	$174,786	$81,857	$16,074	$42,029	$7,154	$133,531	$455,431

Ending balance: individually evaluated for impairment	$6,681	$1,869	$216	$5,004	—	—	$13,770

Ending balance: collectively evaluated for impairment	$168,105	$79,988	$15,858	$37,025	$7,154	$133,531	$441,661

Ending balance: covered loans accounted for under ASC 310-30 and ASC 310-20	—	—	—	—	—	—	—

Loans held-in-portfolio:
Ending balance	$7,406,025	$2,082,978	$804,248	$4,908,953	$572,787	$3,067,585	$18,842,576

Ending balance: individually evaluated for impairment	$308,750	$1,832	$65,698	$121,209	—	—	$497,489

Ending balance: collectively evaluated for impairment	$4,756,352	$1,650,082	$102,658	$3,528,491	$572,787	$2,897,835	$13,508,205

Ending balance: Covered loans accounted for under ASC 310-30 and ASC 310-20	$2,340,923	$431,064	$635,892	$1,259,253	—	$169,750	$4,836,882

United States
	Commercial	Commercial
(In thousands)	Secured	Unsecured	Construction	Mortgage	Leasing	Consumer	Total

Allowance for credit losses:
Beginning balance	$203,210	$9,011	$126,321	$129,700	—	$137,104	$605,346
Charge-offs	(189,660)	(34,994)	(115,353)	(77,256)	$(4,860)	(89,711)	(511,834)
Recoveries	16,944	547	9,516	4,189	892	7,331	39,419
Write-down	—	—	—	(197,384)	—	—	(197,384)
Provision	170,750	29,940	11,166	169,590	9,967	10,834	402,247

Ending balance	$201,244	$4,504	31,650	28,839	$5,999	$65,558	$337,794

Ending balance: individually evaluated for impairment	—	—	—	—	—	—	—

Ending balance: collectively evaluated for impairment	$201,244	$4,504	31,650	28,839	$5,999	$65,558	$337,794

Loans held-in-portfolio:
Ending balance	$4,661,735	$14,734	$332,495	$875,022	$30,206	$808,149	$6,722,341

Ending balance: individually evaluated for impairment	$135,386	—	$165,624	—	—	—	$301,010

Ending balance: collectively evaluated for impairment	$4,526,349	$14,734	$166,871	$875,022	$30,206	$808,149	$6,421,331

Popular, Inc.
	Commercial	Commercial
(In thousands)	Secured	Unsecured	Construction	Mortgage	Leasing	Consumer	Total

Allowance for credit losses:
Beginning balance	$353,600	$90,465	$341,319	$154,611	$12,204	$309,005	$1,261,204
Charge-offs	(368,066)	(108,433)	(405,418)	(99,835)	(15,377)	(252,227)	(1,249,356)
Recoveries	27,045	11,158	10,431	5,056	4,950	38,064	96,704
Write-downs	(38,137)	—	(91,686)	(197,384)	—	—	(327,207)
Provision	401,588	93,171	193,078	208,420	11,376	104,247	1,011,880

Ending balance	$376,030	$86,361	$47,724	$70,868	$13,153	$199,089	$793,225

Ending balance: individually evaluated for impairment	$6,681	$1,869	$216	$5,004	—	—	$13,770

Ending balance: collectively evaluated for impairment	$369,349	$84,492	$47,508	$65,864	$13,153	$199,089	$779,455

Ending balance: covered loans accounted for under ASC 310-30 and ASC 310-20	—	—	—	—	—	—	—

Loans held-in-portfolio:
Ending balance	$12,067,760	$2,097,712	$1,136,743	$5,783,975	$602,993	$3,875,734	$25,564,917

Ending balance: individually evaluated for impairment	$444,136	$1,832	$231,322	$121,209	—	—	$798,499

Ending balance: collectively evaluated for impairment	$9,282,701	$1,664,816	$269,529	$4,403,513	$602,993	$3,705,984	$19,929,536

Ending balance: Covered loans accounted for under ASC 310-30 and ASC 310-20	$2,340,923	$431,064	$635,892	$1,259,253	—	$169,750	$4,836,882

The components of the net financing leases receivable at December 31, were:

(In thousands)	2010	2009

Total minimum lease payments	$551,000	$613,347
Estimated residual value of leased property	147,667	165,097
Deferred origination costs, net of fees	7,109	7,216
Less — Unearned financing income	102,783	110,031

Net minimum lease payments	602,993	675,629
Less — Allowance for loan losses	13,153	18,558

	$589,840	$657,071

At December 31, 2010, future minimum lease payments are expected to be received as follows:

(In thousands)

2011	$173,439
2012	140,352
2013	107,759
2014	75,496
2015 and thereafter	53,954

$551,000

The following table presents acquired loans accounted for pursuant to ASC Subtopic 310-30 at the April 30, 2010 acquisition date:

(In thousands)

Contractually-required principal and interest	$9,850,613
Non-accretable difference	3,402,907

Cash flows expected to be collected	6,447,706
Accretable yield	1,538,059

Fair value of loans accounted for under ASC Subtopic 310-30	$4,909,647

The cash flows expected to be collected consider the estimated remaining life of the underlying loans and include the effects of estimated prepayments. The unpaid principal balance of the acquired loans from the Westernbank FDIC-assisted transaction that are accounted under ASC Subtopic 310-30 amounted to  $8.1 billion at the April 30, 2010 transaction date.
Changes in the carrying amount and the accretable yield for the acquired loans in the Westernbank FDIC-assisted transaction at and for the year ended December 31, 2010, and which are accounted pursuant to the ASC Subtopic 310-30, were as follows:

(In thousands)	Accretable yield	Carrying amount of loans

Balance as January 1, 2010	—	—
Additions [1]	$1,538,059	$4,909,647
Accretion	(206,951)	206,951
Payments received		(576,670)

Balance at December 31, 2010	$1,331,108	$4,539,928

[1]	Represents the estimated fair value of the loans at the date of acquisition. There were no reclassifications from non-accretable difference to accretable yield from April 30, 2010 to December 31, 2010.

At December 31, 2010, none of the acquired loans accounted under ASC Subtopic 310-30 were considered non-performing loans. Therefore, interest income, through accretion of the difference between the carrying amount of the loans and the expected cash flows, was recognized on all acquired loans.
As indicated in Note 3 to the consolidated financial statements, the Corporation accounts for lines of credit with revolving privileges under the accounting guidance of ASC Subtopic 310-20, which requires that any differences between the contractually required loan payment receivable in excess of the initial investment in the loans be accreted into interest income over the life of the loan, if the loan is accruing interest. The following table presents acquired loans accounted for under ASC Subtopic 310-20 at the April 30, 2010 acquisition date:

(In thousands)

Fair value of loans accounted under ASC Subtopic 310-20	$290,810

Gross contractual amounts receivable (principal and interest)	$457,201

Estimate of contractual cash flows not expected to be collected	$164,427

The cash flows expected to be collected consider the estimated remaining life of the underlying loans and include the effects of estimated prepayments. The unpaid principal balance of the acquired loans from the Westernbank FDIC-assisted transaction that are accounted pursuant to ASC Subtopic 310-20 amounted to  $450 million at the April 30, 2010 transaction date.
There was no need to record an allowance for loan losses related to the covered loans at December 31, 2010.

Transfers of Financial Assets and Mortgage Servicing Rights	12 Months Ended
Dec. 31, 2010
Transfers of Financial Assets and Mortgage Servicing Rights [Abstract]
Transfers of Financial Assets and Mortgage Servicing Rights
Note 11 — Transfers of financial assets and servicing assets:
The Corporation typically transfers conforming residential mortgage loans in conjunction with GNMA and FNMA securitization transactions whereby the loans are exchanged for cash or securities and servicing rights. The securities issued through these transactions are guaranteed by the corresponding agency and, as such, under seller/service agreements the Corporation is required to service the loans in accordance with the agencies’ servicing guidelines and standards. Substantially, all mortgage loans securitized by the Corporation in GNMA and FNMA securities have fixed rates and represent conforming loans. As seller, the Corporation has made certain representations and warranties with respect to the originally transferred loans and, in some instances, has sold loans with credit recourse to a government-sponsored entity, namely FNMA. Refer to Note 33 to the consolidated financial statements for a description of such arrangements.
During the year ended December 31, 2010, the Corporation retained servicing rights on guaranteed mortgage securitizations (FNMA and GNMA) and whole loan sales involving approximately  $904 million in principal balance outstanding (December 31, 2009 —  $1.4 billion). During the year ended December 31, 2010, the Corporation recognized net gains of approximately  $18.6 million on these transactions (December 31, 2009 —  $24.6 million). All loan sales or securitizations performed during the year ended December 31, 2010 were without credit recourse agreements.
During the year ended December 31, 2010, the Corporation obtained as proceeds  $832 million of assets as result of securitization transactions with FNMA and GNMA, consisting of  $817 million in mortgage-backed securities and  $15 million in servicing rights. No liabilities were incurred as a result of these transfers during the year ended December 31, 2010 because they did not contain any credit recourse arrangements. The Corporation recorded a net gain  $15.0 million during the year ended December 31, 2010 related to these residential mortgage loans securitized.
The following table presents the initial fair value of the assets obtained as proceeds from residential mortgage loans securitized during the year ended December 31, 2010.

Proceeds Obtained During the Year Ended December 31, 2010
(In thousands)	Level 1	Level 2	Level 3	Initial Fair Value

Assets

Investments securities available for sale:
Mortgage-backed securities — GNMA	—	$6,554	—	$6,554
Mortgage-backed securities — FNMA	—	—	—	—

Total investment securities available-for-sale	—	$6,554	—	$6,554

Trading account securities:
Mortgage-backed securities — GNMA	—	$635,575	$4,147	$639,722
Mortgage-backed securities — FNMA	—	171,252	—	171,252

Total trading account securities	—	$806,827	$4,147	$810,974

Mortgage servicing rights	—	—	$14,691	$14,691

Total	—	$813,381	$18,838	$832,219

The Corporation recognizes as assets the rights to service loans for others, whether these rights are purchased or result from asset transfers such as sales and securitizations.
Classes of mortgage servicing rights were determined based on the different markets or types of assets being serviced. The Corporation recognizes the servicing rights of its banking subsidiaries that are related to residential mortgage loans as a class of servicing rights. These mortgage servicing rights (“MSRs”) are measured at fair value. Fair value determination is performed on a subsidiary basis, with assumptions varying in accordance with the types of assets or markets served.
The Corporation uses a discounted cash flow model to estimate the fair value of MSRs. The discounted cash flow model incorporates assumptions that market participants would use in estimating future net servicing income, including estimates of prepayment speeds, discount rate, cost to service, escrow account earnings, contractual servicing fee income, prepayment and late fees, among other considerations. Prepayment speeds are adjusted for the Corporation’s loan characteristics and portfolio behavior.
The following table presents the changes in MSRs measured using the fair value method for the years ended December 31, 2010 and 2009.

Residential MSRs
(In thousands)	2010	2009

Fair value at beginning of year	$169,747	$176,034
Purchases	4,693	1,364
Servicing from securitizations or asset transfers	15,326	23,795
Changes due to payments on loans [1]	(16,896)	(13,293)
Changes in fair value due to changes in valuation model inputs or assumptions	(5,963)	(18,153)

Fair value at end of year	$166,907	$169,747

[1]	Represents changes due to collection / realization of expected cash flows over time.

Residential mortgage loans serviced for others were  $18.4 billion at December 31, 2010 (2009 -  $17.7 billion).
Net mortgage servicing fees, a component of other service fees in the consolidated statements of operations, include the changes from period to period in the fair value of the MSRs, which may result from changes in the valuation model inputs or assumptions (principally reflecting changes in discount rates and prepayment speed assumptions) and other changes, including changes due to collection / realization of expected cash flows. Mortgage servicing fees, excluding fair value adjustments, for the year ended December 31, 2010 amounted to  $47.7 million (2009 —  $46.5 million; 2008 —  $31.8 million). The banking subsidiaries receive servicing fees based on a percentage of the outstanding loan balance. At December 31, 2010, those weighted average mortgage servicing fees were 0.27% (2009 — 0.26%). Under these servicing agreements, the banking subsidiaries do not generally earn significant prepayment penalty fees on the underlying loans serviced.
The section below includes information on assumptions used in the valuation model of the MSRs, originated and purchased.
Key economic assumptions used in measuring the servicing rights retained at the date of the residential mortgage loan securitizations and whole loan sales by the banking subsidiaries during the years ended December 31, were as follows:

	2010	2009

Prepayment speed	5.9%	7.8%
Weighted average life	17.1 years	12.8 years
Discount rate (annual rate)	11.4%	11.0%

Key economic assumptions used to estimate the fair value of MSRs derived from sales and securitizations of mortgage loans performed by the banking subsidiaries and the sensitivity to immediate changes in those assumptions at December 31, 2010 and 2009 were as follows:

Originated MSRs
	December 31,
(In thousands)	2010	2009

Fair value of retained interests	$101,675	$97,870
Weighted average life	12.5 years	8.8 years
Weighted average prepayment speed (annual rate)	8.0%	11.4%
Impact on fair value of 10% adverse change	$(3,413)	$(3,182)
Impact on fair value of 20% adverse change	$(6,651)	$(7,173)
Weighted average discount rate (annual rate)	12.8%	12.4%
Impact on fair value of 10% adverse change	$(4,479)	$(2,715)
Impact on fair value of 20% adverse change	$(8,605)	$(6,240)

The banking subsidiaries also own servicing rights purchased from other financial institutions. The fair value of purchased MSRs, their related valuation assumptions and the sensitivity to immediate changes in those assumptions at December 31, 2010 and 2009 were as follows:

Purchased MSRs
	December 31,
(In thousands)	2010	2009

Fair value of retained interests	$65,232	$71,877
Weighted average life	12.7 years	9.9 years
Weighted average prepayment speed (annual rate)	7.9%	10.1%
Impact on fair value of 10% adverse change	$(1,963)	$(2,697)
Impact on fair value of 20% adverse change	$(3,956)	$(5,406)
Weighted average discount rate (annual rate)	11.5%	11.1%
Impact on fair value of 10% adverse change	$(2,353)	$(2,331)
Impact on fair value of 20% adverse change	$(4,671)	$(4,681)

The sensitivity analyses presented in the tables above for servicing rights are hypothetical and should be used with caution. As the figures indicate, changes in fair value based on a 10 and 20 percent variation in assumptions generally cannot be extrapolated because the relationship of the change in assumption to the change in fair value may not be linear. Also, in the sensitivity tables included herein, the effect of a variation in a particular assumption on the fair value of the retained interest is calculated without changing any other assumption. In reality, changes in one factor may result in changes in another (for example, increases in market interest rates may result in lower prepayments and increased credit losses), which might magnify or counteract the sensitivities.
At December 31, 2010, the Corporation serviced  $4.0 billion (2009 —  $4.5 billion) in residential mortgage loans with credit recourse to the Corporation.
Under the GNMA securitizations, the Corporation, as servicer, has the right to repurchase, at its option and without GNMA’s prior authorization, any loan that is collateral for a GNMA guaranteed mortgage-backed security when certain delinquency criteria are met. At the time that individual loans meet GNMA’s specified delinquency criteria and are eligible for repurchase, the Corporation is deemed to have regained effective control over these loans. At December 31, 2010, the Corporation had recorded  $168 million in mortgage loans on its financial statements related to this buy-back option program (2009 —  $124 million).
The Corporation has also identified the rights to service a portfolio of Small Business Administration (“SBA”) commercial loans as another class of servicing rights. The SBA servicing rights are measured at the lower of cost or fair value method. The following table presents the activity in the SBA servicing rights for the years ended December 31, 2010 and 2009. During 2010 and 2009, the Corporation did not execute any sale of SBA loans.

(In thousands)	2010	2009

Balance at beginning of year	$2,758	$4,272
Rights originated	—	—
Rights purchased	—	—
Amortization	(1,061)	(1,514)

Balance at end of year	$1,697	$2,758
Less: Valuation allowance	—	—

Balance at end of year, net of valuation allowance	$1,697	$2,758

Fair value at end of year	$4,274	$6,081

SBA loans serviced for others were  $531 million at December 31, 2010 (2009 —  $544 million).
In 2010 and 2009, weighted average servicing fees on the SBA serviced loans were approximately 1.04%.
Key economic assumptions used to estimate the fair value of SBA loans and the sensitivity to immediate changes in those assumptions were as follows:

SBA Loans
	December 31,
(In thousands)	2010	2009

Carrying amount of retained interests	$1,697	$2,758
Fair value of retained interests	$4,274	$6,081
Weighted average life	3.2 years	3.4 years
Weighted average prepayment speed (annual rate)	8.0%	8.0%
Impact on fair value of 10% adverse change	$(86)	$(128)
Impact on fair value of 20% adverse change	$(178)	$(264)
Weighted average discount rate (annual rate)	13.0%	13.0%
Impact on fair value of 10% adverse change	$(130)	$(193)
Impact on fair value of 20% adverse change	$(265)	$(393)

Quantitative information about delinquencies, net credit losses, and components of securitized financial assets and other assets managed together with them by the Corporation, including its own loan portfolio, for the years ended December 31, 2010 and 2009, are disclosed in the following tables. Loans securitized / sold represent loans which the Corporation has continuing involvement in the form of credit recourse.

2010
	Total principal amount of loans,	Principal amount 60 days or
(In thousands)	net of unearned	more past due	Net credit losses

Loans (owned and managed):
Commercial and construction	$12,367,608	$1,514,604	$963,106
Lease financing	602,993	8,435	10,427
Mortgage	8,927,303	1,554,033	293,582
Consumer	3,705,984	136,483	214,163
Covered loans	4,836,882	183,799	—
Less:
Loans securitized / sold	(3,981,915)	(423,345)	(1,419)
Loans held-for-sale	(893,938)	—	(327,207)

Loans held-in-portfolio	$25,564,917	$2,974,009	$1,152,652

2009
	Total principal amount of loans,	Principal amount 60 days or
(In thousands)	net of unearned	more past due	Net credit losses

Loans (owned and managed):
Commercial and construction	$14,391,328	$1,861,569	$573,191
Lease financing	675,629	12,416	17,482
Mortgage	9,133,494	1,233,717	121,564
Consumer	4,045,807	149,535	316,131
Less:
Loans securitized / sold	(4,442,349)	(401,257)	(958)
Loans held-for-sale	(90,796)	—	—

Loans held-in-portfolio	$23,713,113	$2,855,980	$1,027,410

Premises and Equipment	12 Months Ended
Dec. 31, 2010
Premises and equipment [Abstract]
Premises and equipment
Note 12 — Premises and equipment:
Premises and equipment are stated at cost less accumulated depreciation and amortization as follows:

	Useful life in
(In thousands)	years	2010	2009

Land		$103,632	$97,260

Buildings	7-50	494,512	440,107
Equipment	3-10	324,106	474,606
Leasehold improvements	3-10	86,117	95,481

		904,735	1,010,194
Less — Accumulated depreciation and amortization		467,706	578,143

Subtotal		437,029	432,051

Construction in progress		4,792	55,542

Total premises and equipment, net		$545,453	$584,853

Depreciation and amortization of premises and equipment for the year 2010 was  $58.9 million (2009 —  $64.4 million; 2008 —  $72.4 million), of which  $24.4 million (2009 —  $24.1 million; 2008 -  $26.2 million) was charged to occupancy expense and  $34.5 million (2009 —  $40.3 million; 2008 -  $46.2 million) was charged to equipment, communications and other operating expenses. Occupancy expense is net of rental income of  $27.1 million (2009 —  $26.6 million; 2008 —  $32.1 million).

Other Assets	12 Months Ended
Dec. 31, 2010
Other Assets [Abstract]
Other assets
Note 13 — Other assets:
The caption of other assets in the consolidated statements of condition consists of the following major categories:

(In thousands)	2010	2009

Net deferred tax assets (net of valuation allowance)	$388,466	$363,967
Investments under the equity method	299,185	99,772
Bank-owned life insurance program	237,997	232,387
Prepaid FDIC insurance assessment	147,513	206,308
Other prepaid expenses	75,149	130,762
Derivative assets	72,510	71,822
Trade receivables from brokers and counterparties	347	1,104
Others	234,906	218,795

Total other assets	$1,456,073	$1,324,917

Goodwill and Other Intangible Assets	12 Months Ended
Dec. 31, 2010
Goodwill and Other Intangible Assets [Abstract]
Goodwill and other intangible assets
Note 14 — Goodwill and other intangible assets:
The changes in the carrying amount of goodwill for the years ended December 31, 2010 and 2009, allocated by reportable segments and corporate group, were as follows (refer to Note 39 for the definition of the Corporation’s reportable segments):

2010
	Balance at	Goodwill on	Purchase accounting		Balance at
(In thousands)	January 1, 2010	acquisition	adjustments	Other	December 31, 2010

Banco Popular de Puerto Rico	$157,025	$88,284	—	—	$245,309
Banco Popular North America	402,078	—	—	—	402,078
Corporate	45,246	—	—	$(45,246)	—

Total Popular, Inc.	$604,349	$88,284	—	$(45,246)	$647,387

2009
	Balance at		Purchase accounting		Balance at
(In thousands)	January 1, 2009	Goodwill on acquisition	adjustments	Other	December 31, 2009

Banco Popular de Puerto Rico	$157,059	—	$(34)	—	$157,025
Banco Popular North America	404,237	—	—	$(2,159)	402,078
Corporate	44,496	—	750	—	45,246

Total Popular, Inc.	$605,792	—	$716	$(2,159)	$604,349

The goodwill recognized in the BPPR reportable segment during 2010 relates mostly to the Westernbank FDIC-assisted transaction. Refer to Note 3 to the consolidated financial statements for further information on the accounting for the transaction and the resulting goodwill recognition. The fair values initially assigned to the assets acquired and liabilities assumed in the Westernbank FDIC-assisted transaction are subject to refinement for up to one year after the closing date of the acquisition as new information relative to closing date fair values becomes available. Any changes in such fair value estimates may impact the goodwill initially recorded. During the quarter ended December 31, 2010, retrospective adjustments were made to the estimated fair values of assets acquired and liabilities assumed in the Westernbank FDIC-assisted transaction in order to reflect new information obtained during the measurement period (as defined by ASC Topic 805). The revision resulted in a decrease of  $19 million in the goodwill initially recorded. Refer to Note 3 to the consolidated financial statements for further information on the accounting for the transaction and the resulting goodwill recognition.
On September 30, 2010, the Corporation completed the sale of the processing and technology business, which resulted in a  $45 million reduction in goodwill for the Corporation. Refer to Note 4 to the consolidated financial statements for further information regarding the sale. EVERTEC’s goodwill for periods prior to the sale was included in the Corporate group since EVERTEC is no longer considered a reportable segment as discussed in Note 39 to the consolidated financial statements.
For the year ended December 31, 2009, the purchase accounting adjustments in the Corporate reportable segment consisted of contingent consideration paid during the contractual contingency period. The  $2 million included in the “other” category at the BPNA reportable segment represented the assigned goodwill associated with the six New Jersey branches of BPNA that was written-off upon their sale in October 2009.
The following table presents the gross amount of goodwill and accumulated impairment losses at the beginning and the end of the year by reportable segment and Corporate group.

2010
			Balance at	Balance at		Balance at
	Balance at		January 1,	December 31,	Accumulated	December 31,
	January 1, 2010	Accumulated	2010	2010	impairment	2010
(In thousands)	(gross amounts)	impairment losses	(net amounts)	(gross amounts)	losses	(net amounts)

Banco Popular de Puerto Rico	$157,025	—	$157,025	$245,309	—	$245,309
Banco Popular North America	566,489	$164,411	402,078	566,489	$164,411	402,078
Corporate	45,429	183	45,246	—	—	—

Total Popular, Inc.	$768,943	$164,594	$604,349	$811,798	$164,411	$647,387

2009
				Balance at		Balance at
	Balance at January	Accumulated	Balance at	December 31,	Accumulated	December 31,
	1, 2009 (gross	impairment	January 1, 2009	2009 (gross	impairment	2009 (net
(In thousands)	amounts)	losses	(net amounts)	amounts)	losses	amounts)

Banco Popular de Puerto Rico	$157,059	—	$157,059	$157,025	—	$157,025
Banco Popular North America	568,648	$164,411	404,237	566,489	$164,411	402,078
Corporate	44,679	183	44,496	45,429	183	45,246

Total Popular, Inc.	$770,386	$164,594	$605,792	$768,943	$164,594	$604,349

The accumulated impairment losses in the BPNA reportable segment are associated with E-LOAN.
The Corporation’s goodwill and other identifiable intangible assets having an indefinite useful life are tested for impairment. Intangibles with indefinite lives are evaluated for impairment at least annually and on a more frequent basis if events or circumstances indicate impairment could have taken place. Such events could include, among others, a significant adverse change in the business climate, an adverse action by a regulator, an unanticipated change in the competitive environment and a decision to change the operations or dispose of a reporting unit.
Under applicable accounting standards, goodwill impairment analysis is a two-step test. The first step of the goodwill impairment test involves comparing the fair value of the reporting unit with its carrying amount, including goodwill. If the fair value of the reporting unit exceeds its carrying amount, goodwill of the reporting unit is considered not impaired; however, if the carrying amount of the reporting unit exceeds its fair value, the second step must be performed. The second step involves calculating an implied fair value of goodwill for each reporting unit for which the first step indicated possible impairment. The implied fair value of goodwill is determined in the same manner as the amount of goodwill recognized in a business combination, which is the excess of the fair value of the reporting unit, as determined in the first step, over the aggregate fair values of the individual assets, liabilities and identifiable intangibles (including any unrecognized intangible assets, such as unrecognized core deposits and trademark) as if the reporting unit was being acquired in a business combination and the fair value of the reporting unit was the price paid to acquire the reporting unit. The Corporation estimates the fair values of the assets and liabilities of a reporting unit, consistent with the requirements of the fair value measurements accounting standard, which defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value of the assets and liabilities reflects market conditions, thus volatility in prices could have a material impact on the determination of the implied fair value of the reporting unit goodwill at the impairment test date. The adjustments to measure the assets, liabilities and intangibles at fair value are for the purpose of measuring the implied fair value of goodwill and such adjustments are not reflected in the consolidated statement of condition. If the implied fair value of goodwill exceeds the goodwill assigned to the reporting unit, there is no impairment. If the goodwill assigned to a reporting unit exceeds the implied fair value of the goodwill, an impairment charge is recorded for the excess. An impairment loss recognized cannot exceed the amount of goodwill assigned to a reporting unit, and the loss establishes a new basis in the goodwill. Subsequent reversal of goodwill impairment losses is not permitted under applicable accounting standards.
The Corporation performed the annual goodwill impairment evaluation for the entire organization during the third quarter of 2010 using July 31, 2010 as the annual evaluation date. The reporting units utilized for this evaluation were those that are one level below the business segments, which are the legal entities within the reportable segment. The Corporation follows push-down accounting, as such all goodwill is assigned to the reporting units when carrying out a business combination.
In determining the fair value of a reporting unit, the Corporation generally uses a combination of methods, including market price multiples of comparable companies and transactions, as well as discounted cash flow analysis. Management evaluates the particular circumstances of each reporting unit in order to determine the most appropriate valuation methodology. The Corporation evaluates the results obtained under each valuation methodology to identify and understand the key value drivers in order to ascertain that the results obtained are reasonable and appropriate under the circumstances. Elements considered include current market and economic conditions, developments in specific lines of business, and any particular features in the individual reporting units.
The computations require management to make estimates and assumptions. Critical assumptions that are used as part of these evaluations include:
•	a selection of comparable publicly traded companies, based on nature of business, location and size;

•	a selection of comparable acquisition and capital raising transactions;

•	the discount rate applied to future earnings, based on an estimate of the cost of equity;

•	the potential future earnings of the reporting unit; and

•	the market growth and new business assumptions.
For purposes of the market comparable approach, valuations were determined by calculating average price multiples of relevant value drivers from a group of companies that are comparable to the reporting unit being analyzed and applying those price multiples to the value drivers of the reporting unit. Multiples used are minority based multiples and thus, no control premium adjustment is made to the comparable companies market multiples. While the market price multiple is not an assumption, a presumption that it provides an indicator of the value of the reporting unit is inherent in the valuation. The determination of the market comparables also involves a degree of judgment.
For purposes of the discounted cash flows (“DCF”) approach, the valuation is based on estimated future cash flows. The financial projections used in the DCF valuation analysis for each reporting unit are based on the most recent (as of the valuation date) financial projections presented to the Corporation’s Asset / Liability Management Committee (“ALCO”). The growth assumptions included in these projections are based on management’s expectations for each reporting unit’s financial prospects considering economic and industry conditions as well as particular plans of each entity (i.e. restructuring plans, de-leveraging, etc.). The cost of equity used to discount the cash flows was calculated using the Ibbotson Build-Up Method and ranged from 8.42% to 23.24% for the 2010 analysis. The Ibbottson Build-Up Method builds up a cost of equity starting with the rate of return of a “risk-free” asset (10-year U.S. Treasury note) and adds to it additional risk elements such as equity risk premium, size premium, and industry risk premium. The resulting discount rates were analyzed in terms of reasonability given the current market conditions and adjustments were made when necessary.
For BPNA, the only reporting unit that failed Step 1, the Corporation determined the fair value of Step 1 utilizing a market value approach based on a combination of price multiples from comparable companies and multiples from capital raising transactions of comparable companies. The market multiples used included “price to book” and “price to tangible book”. Additionally, the Corporation determined the reporting unit fair value using a DCF analysis based on BPNA’s financial projections, but assigned no weight to it given that the current market approaches provide a more meaningful measure of fair value considering the reporting unit’s financial performance and current market conditions. The Step 1 fair value for BPNA under both valuation approaches (market and DCF) was below the carrying amount of its equity book value as of the valuation date (July 31), requiring the completion of Step 2. In accordance with accounting standards, the Corporation performed a valuation of all assets and liabilities of BPNA, including any recognized and unrecognized intangible assets, to determine the fair value of BPNA’s net assets. To complete Step 2, the Corporation subtracted from BPNA’s Step 1 fair value the determined fair value of the net assets to arrive at the implied fair value of goodwill. The results of the Step 2 indicated that the implied fair value of goodwill exceeded the goodwill carrying value of  $402 million at July 31, 2010, resulting in no goodwill impairment. The reduction in BPNA’s Step 1 fair value was offset by a reduction in the fair value of its net assets, resulting in an implied fair value of goodwill that exceeds the recorded book value of goodwill.
The analysis of the results for Step 2 indicates that the reduction in the fair value of the reporting unit was mainly attributed to the deteriorated fair value of the loan portfolios and not to the fair value of the reporting unit as a going concern. The current negative performance of the reporting unit is principally related to deteriorated credit quality in its loan portfolio, which is consistent with the results of the Step 2 analysis. The fair value determined for BPNA’s loan portfolio in the July 31, 2010 annual test represented a discount of 23.6%, compared with 20.2% at December 31, 2009. The discount is mainly attributed to market participant’s expected rate of returns, which affected the market discount on the commercial and construction loan portfolios and deteriorated credit quality of the consumer and mortgage loan portfolios of BPNA. Refer to Note 39 to the consolidated financial statements, which provides highlights of BPNA’s reportable segment financial performance for the year ended December 31, 2010. BPNA’s provision for loan losses, as a stand-alone legal entity, which is the reporting unit level used for the goodwill impairment analysis, amounted to  $397 million for the year ended December 31, 2010, which represented 122% of BPNA legal entity’s net loss of  $326 million for that period. The provision for loan losses included charges of  $120 million to the provision for loan losses related to a reclassification to loans held-for-sale of approximately  $396 million (book value) of non-conventional mortgage loans in December 2010.
If the Step 1 fair value of BPNA declines further in the future without a corresponding decrease in the fair value of its net assets or if loan discounts improve without a corresponding increase in the Step 1 fair value, the Corporation may be required to record a goodwill impairment charge. The Corporation engaged a third-party valuator to assist management in the annual evaluation of BPNA’s goodwill (including Step 1 and Step 2) as well as BPNA’s loan portfolios as of the July 31, 2010 valuation date. Management discussed the methodologies, assumptions and results supporting the relevant values for conclusions and determined they were reasonable.
Furthermore, as part of the analyses, management performed a reconciliation of the aggregate fair values determined for the reporting units to the market capitalization of Popular, Inc. concluding that the fair value results determined for the reporting units in the July 31, 2010 annual assessment were reasonable.
The goodwill impairment evaluation process requires the Corporation to make estimates and assumptions with regard to the fair value of the reporting units. Actual values may differ significantly from these estimates. Such differences could result in future impairment of goodwill that would, in turn, negatively impact the Corporation’s results of operations and the reporting units where the goodwill is recorded. Declines in the Corporation’s market capitalization increase the risk of goodwill impairment in the future.
Management monitors events or changes in circumstances between annual tests to determine if these events or changes in circumstances would more likely than not reduce the fair value of a reporting unit below its carrying amount.
Management continued monitoring the fair value of the reporting units, particularly BPNA. As part of the monitoring process, management performed an assessment for BPNA at December 31, 2010. The Corporation determined BPNA’s fair value utilizing the same valuation approaches (market and DCF) used in the annual goodwill impairment test. The determined fair value for BPNA at December 31, 2010 continued to be below its carrying amount under all valuation approaches. The fair value determination of BPNA’s assets and liabilities was updated at December 31, 2010 utilizing valuation methodologies consistent with the July 31, 2010 test. The results of the assessment at December 31, 2010 indicated that the implied fair value of goodwill exceeded the goodwill carrying amount, resulting in no goodwill impairment. The results obtained in the December 31, 2010 assessment were consistent with the results of the annual impairment test in that the reduction in the fair value of BPNA was mainly attributable to a significant reduction in the fair value of BPNA’s loan portfolio.
At December 31, 2010 and 2009, the Corporation had  $6 million of identifiable intangible assets, with indefinite useful lives, mostly associated with E-LOAN’s trademark.
The valuation of the E-LOAN trademark was performed using a valuation approach called the “relief-from-royalty” method. The basis of the “relief-from-royalty” method is that, by virtue of having ownership of the trademark, the Corporation is relieved from having to pay a royalty, usually expressed as a percentage of revenue, for the use of trademark. The main attributes involved in the valuation of this intangible asset include the royalty rate, revenue projections that benefit from the use of this intangible, after-tax royalty savings derived from the ownership of the intangible, and the discount rate to apply to the projected benefits to arrive at the present value of this intangible. Since estimates are an integral part of this trademark impairment analysis, changes in these estimates could have a significant impact on the calculated fair value. There were no impairments recognized during the years ended December 31, 2010 and 2009 related to E-LOAN’s trademark.
The following table reflects the components of other intangible assets subject to amortization:

	2010		2009

	Gross	Accumulated	Gross	Accumulated
(In thousands)	Amount	Amortization	Amount	Amortization

Core deposits	$80,591	$29,817	$65,379	$30,991
Other customer relationships	5,092	3,430	8,816	5,804
Other intangibles	189	43	125	71

Total	$85,872	$33,290	$74,320	$36,866

During the year ended December 31, 2010, the Corporation recognized  $24 million in a core deposit intangible asset associated with the Westernbank FDIC-assisted transaction. This core deposit intangible asset is to be amortized to operating expenses ratably on a monthly basis over a 10-year period.
Certain core deposits and other customer relationships intangibles with a gross amount of  $9 million and  $1 million respectively, became fully amortized during 2010, and, as such, their gross amount and accumulated amortization were eliminated from the tabular disclosure presented above. The decrease in other customer relationships category was associated to the sale of the ownership interest in EVERTEC described in Note 4 to the consolidated financial statements.
During the year ended December 31, 2010, the Corporation recognized  $9.2 million in amortization expense related to other intangible assets with definite useful lives (2009 —  $9.5 million; 2008- $11.5 million).
The following table presents the estimated amortization of the intangible assets with definite useful lives for each of the following periods:

(In thousands)

Year 2011	$9,020
Year 2012	8,493
Year 2013	8,309
Year 2014	7,666
Year 2015	5,522

Pledged Assets	12 Months Ended
Dec. 31, 2010
Pledged Assets [Abstract]
Pledged assets
Note 15 — Pledged assets:
At December 31, 2010 and 2009, certain securities, loans and other real estate owned were pledged to secure public and trust deposits, assets sold under agreements to repurchase, other borrowings and credit facilities available, derivative positions, loan servicing agreements and the loss sharing agreements with the FDIC. The classification and carrying amount of the Corporation’s pledged assets, in which the secured parties are not permitted to sell or repledge the collateral, were as follows:

(In thousands)	2010	2009

Investment securities available-for-sale, at fair value	$1,867,249	$1,923,338
Investment securities held-to-maturity, at amortized cost	25,770	125,769
Loans held-for-sale measured at lower of cost or fair value	2,862	2,254
Loans held-in-portfolio covered under loss sharing agreement with the FDIC	4,787,002	—
Loans held-in-portfolio not covered under loss sharing agreements with the FDIC	9,695,200	8,993,967
Other real estate covered under loss sharing agreements with the FDIC	57,565	—

Total pledged assets	$16,435,648	$11,045,328

Pledged securities and loans that the creditor has the right by custom or contract to repledge are presented separately on the consolidated statements of condition.
At December 31, 2010, investment securities available-for-sale and held-to-maturity totaling  $1.3 billion, and loans of  $0.5 million, served as collateral to secure public funds.
The Corporation’s banking subsidiaries have the ability to borrow funds from the Federal Home Loan Bank of New York (“FHLB) and from the Federal Reserve Bank of New York (“Fed”). At December 31, 2010, the banking subsidiaries had short-term and long-term credit facilities authorized with the FHLB aggregating  $1.6 billion. Refer to Notes 19 and 20 to the consolidated financial statements for borrowings outstanding under these credit facilities. At December 31, 2010, the credit facilities authorized with the FHLB were collateralized by  $3.8 billion in loans held-in-portfolio. Also, the Corporation’s banking subsidiaries had a borrowing capacity at the Fed discount window of  $2.7 billion, which remained unused as of such date. The amount available under this credit facility is dependent upon the balance of loans and securities pledged as collateral. At December 31, 2010, the credit facilities with the Fed discount window were collateralized by  $5.4 billion in loans held-in-portfolio. These pledged assets are included in the above table and were not reclassified and separately reported in the consolidated statement of condition at December 31, 2010.
Loans held-in-portfolio and other real estate owned that are covered by loss sharing agreements with the FDIC amounting to  $4.8 billion at December 31, 2010, serve as collateral to secure the note issued to the FDIC. Refer to Note 3 to the consolidated financial statements for descriptive information on the note issued to the FDIC.

Related Parties	12 Months Ended
Dec. 31, 2010
Related Parties [Abstract]
Related Parties
Note 16 — Related party transactions:
The Corporation grants loans to its directors, executive officers and certain related individuals or organizations in the ordinary course of business. The movement and balance of these loans were as follows:

(In thousands)	Executive Officers	Directors	Total

Balance at December 31, 2008	$4,482	$41,339	$45,821
New loans	4,944	54,639	59,583
Payments	(3,717)	(43,409)	(47,126)
Other changes	(417)	—	(417)

Balance at December 31, 2009	$5,292	$52,569	$57,861
New loans	1,890	91,701	93,591
Payments	(240)	(47,646)	(47,886)
Other changes	(3,461)	(579)	(4,040)

Balance at December 31, 2010	$3,481	$96,045	$99,526

The amounts reported as “other changes” include changes in the status of those who are considered related parties.
At December 31, 2010, the Corporation’s banking subsidiaries held deposits from related parties, excluding EVERTEC, amounting to  $45 million (2009 —  $38 million).
From time to time, the Corporation, in the ordinary course of business, obtains services from related parties or makes contributions to non-profit organizations that have some association with the Corporation. Management believes the terms of such arrangements are consistent with arrangements entered into with independent third parties.
During 2010, the Corporation engaged, in the ordinary course of business, the legal services of certain law firms in Puerto Rico, in which the Secretary of the Board of Directors of Popular, Inc. and immediate family members of one executive officer and a former executive officer of the Corporation acted as Senior Counsel or as partners. The fees paid to these law firms for the year 2010 amounted to approximately  $2.4 million (2009 —  $3.2 million). These fees included  $0.5 million (2009 —  $0.6 million) paid by the Corporation’s clients in connection with commercial loan transactions and  $29 thousand (2009 —  $41 thousand) paid by mutual funds managed by BPPR. In addition, one of these law firms leases office space in the Corporation’s headquarters building, which is owned by BPPR. During 2010, this law firm made lease payments of approximately  $0.8 million (2009 —  $1 million). This law firm also engages BPPR as trustee of its retirement plan and paid approximately  $50 thousand for these services in 2010 (2009 —  $31 thousand).
For the year ended December 31, 2010, the Corporation made contributions of approximately  $0.6 million to Banco Popular Foundations, which are not-for-profit corporations dedicated to philanthropic work (2009 —  $0.6 million).
In August 2009, BPPR sold part of the real estate assets and related construction permits, which had been received from a bank commercial customer as part of a workout agreement, to a limited liability company (the “LLC”) for  $13.5 million. The LLC is controlled by two family members of an executive officer of the Corporation, one which is a director of the Corporation. BPPR received two offers from reputable developers and builders, and the LLC offered the higher bid amount. The sale price represented the value of the real estate according to an appraisal report. The transaction was approved by the appropriate committee of the Corporation’s Board of Directors. BPPR provided a loan facility to finance the acquisition and completion of the residential construction project. At December 31, 2010, the Corporation had recognized a loss of  $8.6 million out of an outstanding principal balance of  $15.7 million of loan facilities made to the LLC.
The Corporation has had loan transactions with the Corporation’s directors and officers, and with their associates, and proposes to continue such transactions in the ordinary course of its business, on substantially the same terms, including interest rates and collateral, as those prevailing for comparable loan transactions with third parties. The extensions of credit have not involved and do not currently involve more than normal risks of collection or present other unfavorable features, except as disclosed above in connection with the loan to the LLC.
As indicated in Note 4 to the consolidated financial statements, on September 30, 2010, the Corporation completed the sale of a majority interest in EVERTEC. The following table presents the impact on the Corporation’s results of operations of transactions between the Corporation and EVERTEC (as an affiliate) for the period from October 1, 2010 through December 31, 2010. For consolidation purposes, the Corporation eliminates 49% of such income (expense) from the corresponding categories in the consolidated statement of operations and the net effect of all items at 49% is eliminated against other operating income, which is the category used to record the Corporation’s share of income (loss) as part of its equity method investment in EVERTEC.

(In thousands)	100%	51% majority interest	Category

Interest income on loan to EVERTEC	$1,188	$606	Interest income
Interest income on investment securities issued by EVERTEC	963	491	Interest income
Interest expense on deposits	93	47	Interest expense
ATH and credit cards interchange income from services to EVERTEC	1,688	861	Other service fees
Processing fees on services provided by EVERTEC	37,579	19,165	Professional fees
Rental income charged to EVERTEC	2,009	1,025	Net occupancy
Transition services provided to EVERTEC	321	164	Other operating expenses

The Corporation had the following financial condition accounts outstanding with EVERTEC at December 31, 2010.

(In thousands)	100%	51% majority interest	Category

Loans	$58,126	$29,644	Loans
Investment securities	35,000	17,850	Investment securities
Deposits	38,761	19,768	Deposits
Accounts receivables	3,922	2,000	Other assets
Accounts payable	17,416	8,882	Other liabilities

Deposits	12 Months Ended
Dec. 31, 2010
Deposits [Abstract]
Deposits
Note 17 — Deposits:
Total interest bearing deposits at December 31, consisted of:

(In thousands)	2010	2009

Savings accounts	$6,177,074	$5,480,124
NOW, money market and other interest bearing demand deposits	4,756,615	4,726,204

Total savings, NOW, money market and other interest bearing demand deposits	$10,933,689	$10,206,328

Certificates of deposit:
Under $100,000	$6,238,229	$6,553,022
$100,000 and over	4,650,961	4,670,243

Total certificates of deposit	10,889,190	11,223,265

Total interest bearing deposits	$21,822,879	$21,429,593

A summary of certificates of deposit by maturity at December 31, 2010, follows:

(In thousands)

2011	$7,356,691
2012	1,501,630
2013	657,112
2014	393,903
2015	905,301
2016 and thereafter	74,553

Total certificates of deposit	$10,889,190

At December 31, 2010, the Corporation had brokered certificates of deposit amounting to  $2.3 billion (2009 —  $2.7 billion)
The aggregate amount of overdrafts in demand deposit accounts that were reclassified to loans was  $52 million at December 31, 2010 (2009 —  $44 million).

Federal funds purchased and assets sold under agreements to repurchase	12 Months Ended
Dec. 31, 2010
Federal funds purchased and assets sold under agreements to repurchase [Abstract]
Federal funds purchased and assets sold under agreements to repurchase
Note 18 — Federal funds purchased and assets sold under agreements to repurchase:
The following table summarizes certain information on federal funds purchased and assets sold under agreements to repurchase at December 31, 2010, 2009, and 2008:

(Dollars in thousands)	2010	2009	2008

Federal funds purchased	—	—	$144,471
Assets sold under agreements to repurchase	$2,412,550	$2,632,790	3,407,137

Total federal funds purchased and assets sold under agreements to repurchase	$2,412,550	$2,632,790	$3,551,608

Maximum aggregate balance outstanding at any month-end	$2,672,553	$3,938,845	$5,697,842

Average monthly aggregate balance outstanding	$2,356,100	$2,844,975	$4,163,015

Weighted average interest rate:
For the year	2.55%	2.45%	3.37%
At December 31	2.34%	2.42%	1.45%

The repurchase agreements outstanding at December 31, 2010 were collateralized by  $2.1 billion in investment securities available for sale and  $492 million in trading securities. It is the corporation’s policy to maintain effective control over assets sold under agreements to repurchase; accordingly, such securities continue to be carried on the consolidated statement of condition.
In addition, there were repurchase agreement outstanding collateralized by  $172 million in securities purchased underlying agreements to resell to which the Corporation has the right to repledge. It is the Corporation’s policy to take possession of securities purchased under agreements to resell. However, the counterparties to such agreements maintain effective control over such securities, and accordingly are not reflected in the corporation’s consolidated statements of condition.
The following table presents the liability associated with the repurchase transactions (including accrued interest), their maturities and weighted average interest rates. Also, it includes the carrying value and approximate market value of the collateral (including accrued interest) at December 31, 2010 and 2009. The information excludes repurchase agreement transactions which were collateralized with securities or other assets held-for-trading purposes or which have been obtained under agreements to resell.

		2010				2009

				Weighted				Weighted
		Carrying	Market	average		Carrying	Market	average
	Repurchase	value of	value of	interest	Repurchase	value of	value of	interest
	liability	collateral	collateral	rate	Liability	collateral	collateral	rate

	(Dollars in thousands)

Obligations of U.S. government sponsored entities
Within 30 days	$205,320	$216,530	$216,530	0.37%	—	—	—	—
After 90 days	373,333	426,664	426,664	4.22	$398,862	$456,368	$456,368	4.06%

Total obligations of U.S. government sponsored entities	578,653	643,194	643,194	2.85	398,862	456,368	456,368	4.06

Mortgage-backed securities
Overnight	—	—	—	—	4,855	4,876	4,876	0.30
Within 30 days	84,345	90,434	90,434	0.33	125,428	131,941	131,941	0.40
After 30 to 90 days	32,261	32,415	32,415	5.29	—	—	—	—
After 90 days	561,790	644,943	644,943	4.40	602,416	686,147	686,147	4.21

Total mortgage-backed securities	678,396	767,792	767,792	3.94	732,699	822,964	822,964	3.53

Collateralized mortgage obligations
Overnight	—	—	—	—	28,844	46,746	46,746	0.30
Within 30 days	280,951	329,634	329,634	0.38	331,142	362,901	362,901	0.42
After 30 to 90 days	89,561	103,398	103,398	0.38	312,657	345,786	345,786	0.51
After 90 days	173,840	244,078	244,078	4.26	302,818	354,969	354,969	3.63

Total collateralized mortgage obligations	544,352	677,110	677,110	1.62	975,461	1,110,402	1,110,402	1.44

Total	$1,801,401	$2,088,096	$2,088,096	2.89%	$2,107,022	$2,389,734	$2,389,734	2.66%

Other short-term borrowings	12 Months Ended
Dec. 31, 2010
Other short-term borrowings [Abstract]
Other short-term borrowings
Note 19 — Other short-term borrowings:
The following table presents a breakdown of other short-term borrowings at December 31, 2010 and 2009.

(In thousands)	2010	2009

Secured borrowing with clearing broker with an interest rate of 1.50%	—	$6,000
Advances with the FHLB maturing in January 2011 paying interest at maturity, at fixed rates ranging from 0.36% to 0.44%	$300,000	—
Term funds purchased maturing in 2011 paying interest at maturity, at fixed rates ranging from 1.15% to 1.25%	52,500	—
Securities sold not yet purchased	10,459	—
Others	1,263	1,326

Total other short-term borrowings	$364,222	$7,326

The maximum aggregate balance outstanding at any month-end was approximately  $364 million (2009 -  $205 million; 2008 —  $1.6 billion). The weighted average interest rate of other short-term borrowings at December 31, 2010 was 0.54% (2009 — 2.74%; 2008 — 1.35%). The average aggregate balance outstanding during the year was approximately  $45 million (2009 —  $43 million; 2008 —  $952 million). The weighted average interest rate during the year was 1.13% (2009 — 0.95%; 2008 — 2.98%).
Note 21 presents additional information with respect to available credit facilities.

Notes Payable	12 Months Ended
Dec. 31, 2010
Notes Payable [Abstract]
Notes payable
Note 20 — Notes payable:
Notes payable outstanding at December 31, 2010 and 2009, consisted of the following:

(In thousands)	2010	2009

Advances with the FHLB:
- with maturities ranging from 2011 through 2014 paying interest monthly at fixed rates ranging from 3.52% to 4.95% (2009 — 1.48% to 5.06%)	$385,000	$1,103,627
- maturing in 2010 paying interest quarterly at a fixed rate of 5.10%	—	20,000

Note issued to the FDIC, including unamortized premium of $2,438; paying interest monthly at annual fixed rate of 2.50%; maturing on April 30, 2015 or such earlier date as such amount become due and payable pursuant to the terms of the note	2,492,928	—

Term notes with maturities ranging from 2011 through 2013 paying interest semiannually at fixed rates ranging from 5.25% to 13.00% (2009 - 5.20% to 12.00%)	381,133	382,858

Term notes with maturities ranging from 2011 through 2013 paying interest monthly at floating rates of 3.00% over the 10-year U.S. Treasury Note rate	1,010	1,528

Term notes maturing in 2011 paying interest quarterly at a floating rate of 8.25% over the 3-month LIBOR rate	—	250,000

Junior subordinated deferrable interest debentures (related to trust preferred securities) with maturities ranging from 2027 through 2034 with fixed interest rates ranging from 6.125% to 8.327% (Refer to Note 23)	439,800	439,800

Junior subordinated deferrable interest debentures (related to trust preferred securities) ( $936,000 less discount of $491,019 at December 31, 2010 and $512,350 at December 31, 2009) with no stated maturity and a fixed interest rate of 5.00% until, but excluding December 5, 2013 and 9.00% thereafter(Refer to Note 23)	444,981	423,650
Other	25,331	27,169

Total notes payable	$4,170,183	$2,648,632

Note:	Key index rates at December 31, 2010 and December 31, 2009, respectively, were as follows: 3-month LIBOR rate = 0.30% and 0.25%; 10-year U.S. Treasury Note rate = 3.30% and 3.84%.

During 2010, the following events impacted the reduction in term notes from December 31, 2009: (1) the exercise of a put option by the holder of  $75 million in term notes during the quarter ended March 31, 2010, and (2) the repurchase and cancellation in July 2010 of  $175 million in term notes with interest that adjusted in the event of senior debt rating downgrades. These floating rate term notes had a maturity date of September 2011. Also, during 2010, the Corporation prepaid  $363 million of advances with the FHLB.
In consideration for the excess assets acquired over liabilities assumed as part of the Westernbank FDIC-assisted transaction, BPPR issued to the FDIC a secured note (the “note issued to the FDIC”) in the amount of  $5.8 billion as of April 30, 2010 bearing a fixed annual interest rate of 2.50%, which has full recourse to BPPR. As indicated in Notes 3 and 15 to the consolidated financial statements, the note issued to the FDIC is collateralized by the loans (other than certain consumer loans) and other real estate acquired in the agreement with the FDIC and all proceeds derived from such assets, including cash inflows from claims to the FDIC under the loss sharing agreements. Proceeds received from such sources are used to pay the note issued to the FDIC under the conditions stipulated in the agreement. The entire outstanding principal balance of the note issued to the FDIC is due five years from issuance (April 30, 2015), or such date as such amount may become due and payable pursuant to the terms of the note. Borrowings under the note bear interest at a fixed annual rate of 2.50% and are paid monthly. If the Corporation fails to pay any interest as and when due, such interest shall accrue interest at the note interest rate plus 2.00% per annum. The Corporation may repay the note in whole or in part without any penalty subject to certain notification requirements indicated in the agreement. During the year ended December 31, 2010, the Corporation prepaid  $2.6 billion of the note issued to the FDIC from funds unrelated to the assets securing the note.
The following table presents the aggregate amounts by contractual maturities of notes payable at December 31, 2010. Given the nature of the note issued to the FDIC, its maturity was based on expected repayment dates and not on its April 30, 2015 contractual maturity date. The expected repayments consider the timing of expected cash inflows on the loans, OREO and claims on the loss sharing agreements that will be applied to repay the note, as well as prepayments, during the period that the note payable to the FDIC is outstanding.

Year	(In thousands)

2011	$2,672,588
2012	525,538
2013	53,780
2014	10,824
2015	945
Later years	461,527
No stated maturity	936,000

Subtotal	$4,661,202
Less: Discount	(491,019)

Total	$4,170,183

Unused lines of credit and other funding sources	12 Months Ended
Dec. 31, 2010
Unused lines of credit and other funding sources [Abstract]
Unused lines of credit and other funding sources
Note 21 — Unused lines of credit and other funding sources:
At December 31, 2010, the Corporation had borrowing facilities available with the FHLB whereby the Corporation could borrow up to  $1.6 billion based on the assets pledged with the FHLB at that date (2009 —  $1.9 billion). Refer to Notes 19 and 20 for the amounts of FHLB advances outstanding under these facilities at December 31, 2010 and 2009.
The FHLB advances at December 31, 2010 are collateralized with mortgage and commercial loans, and do not have restrictive covenants or callable features. The maximum borrowing capacity is dependent on certain computations as determined by the FHLB, which consider the amount and type of assets available for collateral.
The Corporation has a borrowing facility at the discount window of the Federal Reserve Bank of New York. At December 31, 2010, the borrowing capacity at the discount window approximated  $2.7 billion (2009 —  $2.9 billion), which remained unused at December 31, 2010 and 2009. The facility is a collateralized source of credit that is highly reliable even under difficult market conditions.

Exchange offers	12 Months Ended
Dec. 31, 2010
Exchange offers [Abstract]
Exchange offers
Note 22 — Exchange offers:
In June 2009, the Corporation commenced an offer to issue shares of its common stock in exchange for its Series A preferred stock and Series B preferred stock and for trust preferred securities (also referred to as “capital securities”). On August 25, 2009, the Corporation completed the settlement of the exchange offer and issued over 357 million new shares of common stock.
Exchange of preferred stock for common stock
The exchange by holders of shares of the Series A and B non-cumulative preferred stock for shares of common stock resulted in the extinguishment of such shares of preferred stock and an issuance of shares of common stock.
In accordance with the terms of the exchange offer, the Corporation used a relevant price of  $2.50 per share of its common stock and an exchange ratio of 80% of the preferred stock liquidation value to determine the number of shares of its common stock issued in exchange for the tendered shares of Series A and B preferred stock. The fair value of the common stock was  $1.71 per share, which was the price at August 20, 2009, the expiration date of the exchange offer. The carrying (liquidation) value of each share of Series A and B preferred stock exchanged was reduced and common stock and surplus increased in the amount of the fair value of the common stock issued. The Corporation recorded the par amount of the shares issued as common stock ( $0.01 per common share). The excess of the common stock fair value over the par amount was recorded in surplus. The excess of the carrying amount of the shares of preferred stock over the fair value of the shares of common stock was recorded as a reduction to accumulated deficit and an increase in income (loss) per common share (“EPS”) computations.
The following table presents the results of the exchange offer with respect to the Series A and B preferred stock.

Aggregate
liquidation
		Shares of		Shares of	preference
		preferred		preferred	amount
	Per security	stock	Shares of	stock	after
	liquidation	outstanding	preferred	outstanding	exchange	Shares of
	preference	prior to	stock	after	(in	common
Title of securities	amount	exchange	exchanged	exchange	thousands)	stock issued

6.375% Non-cumulative monthly income preferred stock, 2003 Series A	$25	7,475,000	6,589,274	885,726	$22,143	52,714,192

8.25% Non-cumulative monthly income preferred stock, Series B	$25	16,000,000	14,879,335	1,120,665	$28,017	119,034,680

The exchange of shares of preferred stock for shares of common stock resulted in a favorable impact to accumulated deficit of  $230.4 million, which is also considered in the income (loss) per common share computations. Refer to Note 26 to the consolidated financial statements for a reconciliation of EPS.
Common stock issued in connection with early extinguishment of debt (exchange of trust preferred securities for common stock)
During the third quarter of 2009, the Corporation exchanged trust preferred securities issued by different trusts for shares of common stock of the Corporation. Refer to the table that follows for a list of such securities and trusts. The trust preferred securities were delivered to the trusts in return for the junior subordinated debentures (recorded as notes payable in the Corporation’s financial statements) that had been issued by the Corporation to the trusts. The junior subordinated debentures were submitted for cancellation by the indenture trustee under the applicable indenture. The Corporation recognized a pre-tax gain of  $80.3 million on the extinguishment of the applicable junior subordinated debentures, which was included in the consolidated statement of operations for the year ended December 31, 2009. This transaction was accounted for as an early extinguishment of debt.
In accordance with the terms of the exchange offer, the Corporation used a relevant price of  $2.50 per share of its common stock and the exchange ratios referred to in the table that follows to determine the number of shares of its common stock issued in exchange for the validly tendered trust preferred securities. The fair value of the common stock was  $1.71 per share, which was the price at August 20, 2009, the expiration date of the exchange offer. The carrying value of the junior subordinated debentures was reduced and common stock and surplus increased in the amount of the fair value of the common stock issued. The Corporation recorded the par amount of the shares issued as common stock ( $0.01 per common share). The excess of the common stock fair value over the par amount was recorded in surplus. The excess of the carrying amount of the junior subordinated debentures retired over the fair value of the common stock issued was recorded as a gain on early extinguishment of debt in the consolidated statement of operations for the year ended December 31, 2009.

			6.564% TRUPS
	8.327% TRUPS	6.70% TRUPS	(issued by
	(issued by	(issued by	Popular North	6.125% TRUPS
	BanPonce	Popular Capital	America Capital	(issued by Popular
	Trust I)	Trust I)	Trust I)	Capital Trust II)

Liquidation preference amount per TRUPS	$1,000	$25	$1,000	$25

TRUPS exchange value	$1,150 or 115%	$30 or 120%	$1,150 or 115%	$30 or 120%

TRUPS outstanding prior to exchange	144,000	12,000,000	250,000	5,200,000

TRUPS exchanged for common stock	91,135	4,757,480	158,349	1,159,080

TRUPS outstanding after exchange	52,865	7,242,520	91,651	4,040,920
Aggregate liquidation preference amount of TRUPS after exchange (In thousands)	$52,865	$181,063	$91,651	$101,023
Aggregate liquidation preference amount of junior subordinated debentures after exchange (In thousands)	$54,502	$186,664	$94,486	$104,148

The increase in stockholders’ equity related to the exchange of trust preferred securities for shares of common stock was approximately  $390 million, net of issuance costs, and including the gain on the early extinguishment of debt.
Exchange of preferred stock held by the U.S. Treasury for trust preferred securities
Also, on August 21, 2009, the Corporation and Popular Capital Trust III entered into an exchange agreement with the United States Department of the Treasury (“U.S. Treasury”) pursuant to which the U.S. Treasury agreed with the Corporation that the U.S. Treasury would exchange all 935,000 shares of the Corporation’s outstanding Fixed Rate Cumulative Perpetual Preferred Stock, Series C,  $1,000 liquidation preference per share (the “Series C Preferred Stock”), owned by the U.S Treasury for 935,000 newly issued trust preferred securities,  $1,000 liquidation amount per capital security. The trust preferred securities were issued to the U.S. Treasury on August 24, 2009. In connection with this exchange, the trust used the Series C preferred stock, together with the proceeds of the issuance and sale by the trust to the Corporation of  $1 million aggregate liquidation amount of its fixed rate common securities, to purchase  $936 million aggregate principal amount of the junior subordinated debentures issued by the Corporation.
The trust preferred securities issued to the U.S. Treasury have a distribution rate of 5% until, but excluding December 5, 2013, and 9% thereafter (which is the same as the dividend rate on the Series C Preferred Stock). The common securities of the trust, in the amount of  $1 million, are held by the Corporation.
The sole asset and only source of funds to make payments on the trust preferred securities and the common securities of the trust is  $936 million of Popular’s Fixed Rate Perpetual Junior Subordinated Debentures, Series A, issued by the Corporation to the trust. These debentures have an interest rate of 5% until, but excluding December 5, 2013, and 9% thereafter. The debentures are perpetual and may be redeemed by the Corporation at any time, subject to the consent of the Board of Governors of the Federal Reserve System.
Under the guarantee agreement dated as of August 24, 2009, the Corporation irrevocably and unconditionally agrees to pay in full to the holders of the trust preferred securities the guarantee payments, as and when due. The Corporation’s obligation to make the guaranteed payment may be satisfied by direct payment of the required amounts to the holders of the trust preferred securities or by causing the issuer trust to pay such amounts to the holders. The obligations of the Corporation under the guarantee agreement constitute unsecured obligations and rank subordinate and junior in right of payment to all senior debt. The obligations of the Corporation under the guarantee agreement rank pari passu with the obligations of Popular under any similar guarantee agreements issued by the Corporation on behalf of the holders of preferred or capital securities issued by any statutory trust, among others stated in the guarantee agreement. Under the guarantee agreement, the Corporation has guaranteed the payment of the liquidation amount of the trust preferred securities upon liquidation of the trust, but only to the extent that the trust has funds available to make such payments.
Under the exchange agreement, the Corporation agreed that, without the consent of the U.S. Treasury, it would not increase its dividend rate per share of common stock above that in effect as of October 14, 2008 or repurchase shares of its common stock until, in each case, the earlier of December 5, 2011 or such time as all of the new trust preferred securities have been redeemed or transferred by the U.S. Treasury.
The warrant to purchase 20,932,836 shares of the Corporation’s common stock at an exercise price of  $6.70 per share that was initially issued to the U.S Treasury in connection with the issuance of the Series C preferred stock on December 5, 2008 remains outstanding without amendment.
The trust preferred securities issued to the U.S. Treasury qualify as Tier 1 regulatory capital subject to the 25% limitation on Tier 1 capital.
The Corporation paid an exchange fee of  $13 million to the U.S. Treasury in connection with the exchange of outstanding shares of Series C preferred stock for the new trust preferred securities. This exchange fee is being amortized through interest expense using the interest yield method over the estimated life of the junior subordinated debentures issued by the Corporation.
This transaction with the U.S. Treasury was accounted for as an extinguishment of previously issued Series C preferred stock. The accounting impact of this transaction included (1) recognition of junior subordinated debentures and derecognition of the Series C preferred stock; (2) recognition of a favorable impact to accumulated deficit resulting from the excess of (a) the carrying amount of the securities exchanged (the Series C preferred stock) over (b) the fair value of the consideration exchanged (the trust preferred securities); (3) the reversal of any unamortized discount outstanding on the Series C preferred stock; and (4) recognition of issuance costs. The reduction in total stockholders’ equity related to the U.S. Treasury exchange transaction at the exchange rate was approximately  $416 million, which was principally impacted by the reduction of  $935 million of aggregate liquidation preference value of the Series C preferred stock, partially offset by the  $519 million discount on the junior subordinated debentures described in item (2) above. This discount as well as the debt issue costs will be amortized through interest expense using the interest yield method over the estimated life of the junior subordinated debentures.
This particular exchange resulted in a favorable impact to accumulated deficit on the exchange date of  $485.3 million, which is also considered in the income (loss) per common share computations. Refer to Note 26 to the consolidated financial statements for a reconciliation of EPS.
The fair value of the trust preferred securities (junior subordinated debentures for purposes of the Corporation’s financial statements) at the date of the exchange agreement was determined internally using a discounted cash flow model. The main considerations were (1) quarterly interest payment of 5% until, but excluding December 5, 2013, and 9% thereafter; (2) assumed maturity date of 30 years; and (3) assumed discount rate of 16%. The assumed discount rate used for estimating the fair value was estimated by obtaining the yields at which comparably-rated issuers were trading in the market and considering the amount of trust preferred securities issued to the U.S. Treasury and the credit rating of the Corporation.

Trust Preferred Securities	12 Months Ended
Dec. 31, 2010
Trust Preferred Securities [Abstract]
Trust preferred securities
Note 23 — Trust preferred securities:
At December 31, 2010 and 2009, four statutory trusts established by the Corporation (BanPonce Trust I, Popular Capital Trust I, Popular North America Capital Trust I and Popular Capital Trust II) had issued trust preferred securities (also referred to as “capital securities”) to the public. The proceeds from such issuances, together with the proceeds of the related issuances of common securities of the trusts (the “common securities”), were used by the trusts to purchase junior subordinated deferrable interest debentures (the “junior subordinated debentures”) issued by the Corporation. In August 2009, the Corporation established the Popular Capital Trust III for the purpose of exchanging the shares of Series C preferred stock held by the U.S. Treasury at the time for trust preferred securities issued by this trust. In connection with this exchange, the trust used the Series C preferred stock, together with the proceeds of issuance and sale of common securities of the trust, to purchase junior subordinated debentures issued by the Corporation.
Refer to Note 22 to the consolidated financial statements for further information on the impact of the exchange transactions on the trust preferred securities.
The sole assets of the five trusts consisted of the junior subordinated debentures of the Corporation and the related accrued interest receivable. These trusts are not consolidated by the Corporation pursuant to accounting principles generally accepted in the United States of America.
The junior subordinated debentures are included by the Corporation as notes payable in the consolidated statements of condition, while the common securities issued by the issuer trusts are included as other investment securities. The common securities of each trust are wholly-owned, or indirectly wholly-owned, by the Corporation.
The following table presents financial data pertaining to the different trusts at December 31, 2010 and 2009.

(Dollars in thousands)
			Popular
	BanPonce	Popular	North America	Popular	Popular
Issuer	Trust I	Capital Trust I	Capital Trust I	Capital Trust II	Capital Trust III

Capital securities	$52,865	$181,063	$91,651	$101,023	$935,000
Distribution rate	8.327%	6.700%	6.564%	6.125%	5.000% until, but excluding December 5, 2013 and 9.000% thereafter
Common securities	$1,637	$5,601	$2,835	$3,125	$1,000
Junior subordinated debentures aggregate liquidation amount	$54,502	$186,664	$94,486	$104,148	$936,000
Stated maturity date	February 2027	November 2033	September 2034	December 2034	Perpetual
Reference notes	[a],[c],[f]	[b],[d],[e]	[a],[c],[e]	[b],[d],[e]	[b],[d],[g],[h]

[a]	Statutory business trust that is wholly-owned by Popular North America (“PNA”) and indirectly wholly-owned by the Corporation.

[b]	Statutory business trust that is wholly-owned by the Corporation.

[c]	The obligations of PNA under the junior subordinated debentures and its guarantees of the capital securities under the trust are fully and unconditionally guaranteed on a subordinated basis by the Corporation to the extent set forth in the applicable guarantee agreement.

[d]	These capital securities are fully and unconditionally guaranteed on a subordinated basis by the Corporation to the extent set forth in the applicable guarantee agreement.

[e]	The Corporation has the right, subject to any required prior approval from the Federal Reserve, to redeem after certain dates or upon the occurrence of certain events mentioned below, the junior subordinated debentures at a redemption price equal to 100% of the principal amount, plus accrued and unpaid interest to the date of redemption. The maturity of the junior subordinated debentures may be shortened at the option of the Corporation prior to their stated maturity dates (i) on or after the stated optional redemption dates stipulated in the agreements, in whole at any time or in part from time to time, or (ii) in whole, but not in part, at any time within 90 days following the occurrence and during the continuation of a tax event, an investment company event or a capital treatment event as set forth in the indentures relating to the capital securities, in each case subject to regulatory approval.

[f]	Same as [e] above, except that the investment company event does not apply for early redemption.

[g]	The debentures are perpetual and may be redeemed by Popular at any time, subject to the consent of the Board of Governors of the Federal Reserve System.

[h]	Carrying value of junior subordinates debentures of $445 million at December 31, 2010 ( $936 million aggregate liquidation amount, net of $491 million discount) and $424 million at December 31, 2009 ( $936 million aggregate liquidation amount, net of $512 million discount).

In accordance with the Federal Reserve Board guidance, the trust preferred securities represent restricted core capital elements and qualify as Tier 1 capital, subject to quantitative limits. The aggregate amount of restricted core capital elements that may be included in the Tier 1 capital of a banking organization must not exceed 25 percent of the sum of all core capital elements (including cumulative perpetual preferred stock and trust preferred securities). At December 31, 2010, the Corporation’s restricted core capital elements did not exceed the 25% limitation. Thus, all trust preferred securities were allowed as Tier 1 capital. Amounts of restricted core capital elements in excess of this limit generally may be included in Tier 2 capital, subject to further limitations. The Federal Reserve Board revised the quantitative limit which would limit restricted core capital elements included in the Tier 1 capital of a bank holding company to 25% of the sum of core capital elements (including restricted core capital elements), net of goodwill less any associated deferred tax liability. The new limit will be effective on March 31, 2011. Furthermore, the Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted in July 2010, has a provision to effectively phase out the use of trust preferred securities issued before May 19, 2010 as Tier 1 capital over a 3-year period commencing on January 1, 2013. Trust preferred securities issued on or after May 19, 2010 no longer qualify as Tier 1 capital. At December 31, 2010, the Corporation had  $427 million in trust preferred securities (capital securities) that are subject to the phase-out. The Corporation has not issued any trust preferred securities since May 19, 2010. At December 31, 2010, the remaining trust preferred securities corresponded to capital securities issued to the U.S. Treasury pursuant to the Emergency Economic Stabilization Act of 2008. The Dodd-Frank Wall Street Reform and Consumer Protection Act includes an exemption from the phase-out provision that applies to these capital securities because they were issued prior to October 4, 2010.

Stockholders Equity	12 Months Ended
Dec. 31, 2010
Stockholders' Equity [Abstract]
Stockholders' equity
Note 24 — Stockholder’s equity:
The Corporation has 30,000,000 shares of authorized preferred stock that may be issued in one or more series, and the shares of each series shall have such rights and preferences as shall be fixed by the Board of Directors when authorizing the issuance of that particular series. The Corporation’s preferred stock issued and outstanding at December 31, 2010 and 2009 consisted of:
•	6.375% non-cumulative monthly income preferred stock, 2003 Series A, no par value, liquidation preference value of $25 per share. Holders on record of the 2003 Series A Preferred Stock are entitled to receive, when, as and if declared by the Board of Directors of the Corporation or an authorized committee thereof, out of funds legally available, non-cumulative cash dividends at the annual rate per share of 6.375% of their liquidation preference value, or $0.1328125 per share per month. These shares of preferred stock are perpetual, nonconvertible, have no preferential rights to purchase any securities of the Corporation and are redeemable solely at the option of the Corporation with the consent of the Board of Governors of the Federal Reserve System beginning on March 31, 2008. The redemption price per share at December 31, 2010 and thereafter is $25.00. The shares of 2003 Series A Preferred Stock have no voting rights, except for certain rights in instances when the Corporation does not pay dividends for a defined period. These shares are not subject to any sinking fund requirement. Cash dividends declared and paid on the 2003 Series A Preferred Stock amounted to $117.6 thousand for the year ended December 31, 2010 (2009 — $6.0 million; 2008 — $11.9 million). Outstanding shares of 2003 Series A preferred stock totaled 885,726 at December 31, 2010 and 2009 (2008 — 7,475,000 outstanding shares).

•	8.25% non-cumulative monthly income preferred stock, 2008 Series B, no par value, liquidation preference value of $25 per share. The shares of 2008 Series B Preferred Stock were issued in May 2008. Holders of record of the 2008 Series B Preferred Stock are entitled to receive, when, as and if declared by the Board of Directors of the Corporation or an authorized committee thereof, out of funds legally available, non-cumulative cash dividends at the annual rate per share of 8.25% of their liquidation preferences, or $0.171875 per share per month. These shares of preferred stock are perpetual, nonconvertible, have no preferential rights to purchase any securities of the Corporation and are redeemable solely at the option of the Corporation with the consent of the Board of Governors of the Federal Reserve System beginning on May 28, 2013. The redemption price per share is $25.50 from May 28, 2013 through May 28, 2014, $25.25 from May 28, 2014 through May 28, 2015 and $25.00 from May 28, 2015 and thereafter. The Series B Preferred Stock was issued on May 28, 2008 at a purchase price of $25 per share. Cash dividends declared and paid on the 2008 Series B Preferred Stock amounted to $192.6 thousand for the year ended December 31, 2010 (2009 — $16.5 million; 2008 — $19.5 million). Outstanding shares of 2008 Series B preferred stock totaled 1,120,665 at December 31, 2010 and 2009 (2008 — 16,000,000 outstanding shares).

•	At December 31, 2008, the Corporation had outstanding 935,000 shares of its Fixed Rate Cumulative Perpetual Preferred Stock, Series C, $1,000 liquidation preference per share issued to the U.S. Department of Treasury (“U.S. Treasury”) in December 2008 under the U.S. Treasury’s Troubled Asset Relief Program (“TARP”) Capital Purchase Program. The shares of Series C Preferred Stock qualified as Tier I regulatory capital and paid cumulative dividends quarterly at a rate of 5% per annum for the first five years, and 9% per annum thereafter. During 2009, the Corporation exchanged newly issued trust preferred securities for the shares of Series C Preferred Stock held by the U.S. Treasury. After the exchange, the newly issued trust preferred securities continue to qualify as Tier 1 regulatory capital subject to the 25% limitation on Tier 1 capital explained in Note 23 to the consolidated financial statements. Refer to Note 22 to the consolidated financial statements for information on the exchange agreement dated August 21, 2009 related to these shares of preferred stock. The Corporation paid cash dividends on the Series C preferred stock during the year ended December 31, 2009 amounting to $20.8 million. Dividends accrued on the Series C Preferred Stock amounted to $3.4 million for the year ended December 31, 2008. Also, during the year ended December 31, 2009, the Corporation recognized through accumulated deficit the accretion of the Series C Preferred Stock discount amounting to $4.5 million (2008 — $483 thousand).
As part of the Series C preferred stock transaction with the U.S. Treasury effected on December 5, 2008, the Corporation issued to the U.S. Treasury a warrant to purchase 20,932,836 shares of the Corporation’s common stock at an exercise price of  $6.70 per share, which continues to be outstanding in full and without amendment at December 31, 2010. The warrant is immediately exercisable, subject to certain restrictions, and has a 10-year term. The exercise price and number of shares subject to the warrant are both subject to anti-dilution adjustments. U.S. Treasury may not exercise voting power with respect to shares of common stock issued upon exercise of the warrant. Neither the Series C preferred stock (exchanged for trust preferred securities) nor the warrant nor the shares issuable upon exercise of the warrant are subject to any contractual restriction on transfer.
The Corporation’s common stock trades on the NASDAQ Stock Market (the “NASDAQ”) under the symbol BPOP. On September 18, 2009, the Corporation announced the voluntary delisting of its 2003 Series A and 2008 Series B preferred stock from the NASDAQ effective October 8, 2009.
On May 4, 2010, following stockholder approval, the Corporation amended its restated certificate of incorporation to provide for an increase in the number of shares of the Corporation’s common stock authorized for issuance from 700 million shares to 1.7 billion shares.
In April 2010, the Corporation raised  $1.15 billion through the sale of 46,000,000 depositary shares, each representing a 1/40th interest in a share of Contingent Convertible Perpetual Non-Cumulative Preferred Stock, Series D, no par value,  $1,000 liquidation preference per share. The preferred stock represented by depositary shares automatically converted into shares of the Corporation’s common stock at a conversion rate of 8.3333 shares of common stock for each depositary share on May 11, 2010, which was the 5th business day after the Corporation’s common stockholders approved the amendment to the Corporation’s restated certificate of incorporation to increase the number of authorized shares of common stock. The conversion of the depositary shares of preferred stock resulted in the issuance of 383,333,333 additional shares of common stock. The net proceeds from the public offering amounted to approximately  $1.1 billion, after deducting the underwriting discount and estimated offering expenses. Note 26 to the consolidated financial statements provides information on the impact of the conversion on net income per common share.
During the third quarter of 2009, the Corporation issued 357,510,076 new shares of common stock in exchange of its Series A and Series B preferred stock and trust preferred securities, which resulted in an increase in common stockholders’ equity of  $923 million. This increase included newly issued common stock and surplus of  $612.4 million and a favorable impact to accumulated deficit of  $311 million, including  $80.3 million in gains on the extinguishment of junior subordinated debentures that relate to the trust preferred securities. Refer to Note 22 for information on the exchange offers.
On February 19, 2009, the Board of Directors of the Corporation resolved to retire 13,597,261 shares of the Corporation’s common stock that were held by the Corporation as treasury shares. It is the Corporation’s accounting policy to account, at retirement, for the excess of the cost of the treasury stock over its par value entirely to surplus. The impact of the retirement is reflected in the accompanying consolidated statements of changes in stockholders’ equity.
The Corporation’s common stock ranks junior to all series of preferred stock as to dividend rights and / or as to rights on liquidation, dissolution or winding up of the Corporation. Dividends on each series of preferred stock are payable if declared. The Corporation’s ability to declare or pay dividends on, or purchase, redeem or otherwise acquire, its common stock is subject to certain restrictions in the event that the Corporation fails to pay or set aside full dividends on the preferred stock for the latest dividend period. The ability of the Corporation to pay dividends in the future is limited by regulatory requirements, the Corporation’s agreements with the U.S. Treasury described above, legal availability of funds, recent and projected financial results, capital levels and liquidity of the Corporation, general business conditions and other factors deemed relevant by the Corporation’s Board of Directors.
During the year ended December 31, 2010, the Corporation did not declare dividends on its common stock (2009 — cash dividends of  $0.02 per common share outstanding or  $5.6 million; 2008 —  $0.48 per common share or  $134.9 million). There were no dividends payable to shareholders of common stock at December 31, 2010 and 2009 (2008 —  $23 million).
The Banking Act of the Commonwealth of Puerto Rico requires that a minimum of 10% of BPPR’s net income for the year be transferred to a statutory reserve account until such statutory reserve equals the total of paid-in capital on common and preferred stock. Any losses incurred by a bank must first be charged to retained earnings and then to the reserve fund. Amounts credited to the reserve fund may not be used to pay dividends without the prior consent of the Puerto Rico Commissioner of Financial Institutions. The failure to maintain sufficient statutory reserves would preclude BPPR from paying dividends. BPPR’s statutory reserve fund totaled  $402 million at December 31, 2010 (2009 —  $402 million; 2008 —  $392 million). During 2010, there were no transfers to the statutory reserve account (2009 —  $10 million; 2008 —  $18 million). At December 31, 2010, 2009, and 2008, BPPR was in compliance with the statutory reserve requirement.

Regulatory capital requirements	12 Months Ended
Dec. 31, 2010
Regulatory capital requirements [Abstract]
Regulatory capital requirements
Note 25 — Regulatory capital requirements:
The Corporation and its banking subsidiaries are subject to various regulatory capital requirements imposed by the federal banking agencies. Failure to meet minimum capital requirements can lead to certain mandatory and additional discretionary actions by regulators that, if undertaken, could have a direct material effect on the Corporation’s consolidated financial statements. Under capital adequacy guidelines and the regulatory framework for prompt corrective action, the Federal Reserve Board and the other bank regulators have adopted quantitative measures which assign risk weightings to assets and off-balance sheet items and also define and set minimum regulatory capital requirements. Rules adopted by the federal banking agencies provide that a depository institution will be deemed to be well capitalized if it maintains a leverage ratio of at least 5%, a Tier 1 risk-based capital ratio of at least 6% and a total risk-based ratio of at least 10%. Management has determined that at December 31, 2010 and 2009, the Corporation exceeded all capital adequacy requirements to which it is subject.
At December 31, 2010 and 2009, BPPR and BPNA were well-capitalized under the regulatory framework for prompt corrective action. At December 31, 2010, management believes that there were no conditions or events since the most recent notification date that could have changed the institution’s category.
The Corporation has been designated by the Federal Reserve Board as a Financial Holding Company (“FHC”) and is eligible to engage in certain financial activities permitted under the Gramm-Leach-Bliley Act of 1999.
The following tables present the Corporation’s risk-based capital and leverage ratios at December 31, 2010 and 2009.

	Actual		Capital adequacy minimum requirement
(In thousands)	Amount	Ratio	Amount	Ratio
	2010

Total Capital (to Risk-Weighted Assets):
Corporation	$4,061,883	15.81%	$2,054,994	8%
BPPR	2,450,628	13.15	1,490,620	8
BPNA	1,244,884	18.87	527,775	8

Tier I Capital (to Risk-Weighted Assets):
Corporation	$3,733,776	14.54%	$1,027,497	4%
BPPR	2,028,968	10.89	745,310	4
BPNA	1,159,245	17.57	263,887	4

Tier I Capital (to Average Assets):
Corporation	$3,733,776	9.72%	$1,152,001	3%
			1,536,001	4
BPPR	2,028,968	7.07	860,981	3
			1,148,066	4
BPNA	1,159,245	12.86	270,480	3
			360,639	4

	Actual		Capital adequacy minimum requirement
(In thousands)	Amount	Ratio	Amount	Ratio
	2009

Total Capital (to Risk-Weighted Assets):
Corporation	$2,910,442	11.13%	$2,091,750	8%
BPPR	2,233,995	12.56	1,423,486	8
BPNA	866,811	10.86	638,815	8

Tier I Capital (to Risk-Weighted Assets):
Corporation	$2,563,915	9.81%	$1,045,875	4%
BPPR	1,575,837	8.86	711,743	4
BPNA	760,181	9.52	319,407	4

Tier I Capital (to Average Assets):
Corporation	$2,563,915	7.50%	$1,025,917	3%
			1,367,890	4
BPPR	1,575,837	6.87	688,612	3
			918,149	4
BPNA	760,181	7.15	318,853	3
			425,137	4

The following table presents the minimum amounts and ratios for the Corporation’s banks to be categorized as well-capitalized under prompt corrective action.

	2010		2009

(In thousands)	Amount	Ratio	Amount	Ratio

Total Capital (to Risk-Weighted Assets):
BPPR	$1,863,505	10%	$1,779,358	10%
BPNA	659,718	10	798,518	10

Tier I Capital (to Risk-Weighted Assets):
BPPR	$1,118,103	6%	$1,067,615	6%
BPNA	395,831	6	479,111	6

Tier I Capital (to Average Assets):
BPPR	$1,435,082	5%	$1,147,687	5%
BPNA	450,799	5	531,422	5

Net (Loss) Income Per Common Share	12 Months Ended
Dec. 31, 2010
Net income (loss) per common share [Abstract]
Net income (loss) per common share
Note 26 — Net (loss) income per common share:
The following table sets forth the computation of net (loss) income per common share (“EPS”), basic and diluted, for the years ended December 31, 2010, 2009 and 2008.

(In thousands, except share information)	2010	2009	2008

Net income (loss) from continuing operations	$137,401	$(553,947)	$(680,468)
Net loss from discontinued operations	—	(19,972)	(563,435)
Preferred stock dividends	(310)	(39,857)	(34,815)
Deemed dividend on preferred stock [1]	(191,667)	—	—
Preferred stock discount accretion	—	(4,515)	(482)
Favorable impact from exchange of shares of Series A and B preferred stock for common stock, net of issuance costs	—	230,388	—
Favorable impact from exchange of Series C preferred stock for trust preferred securities	—	485,280	—

Net (loss) income applicable to common stock	$(54,576)	$97,377	$(1,279,200)

Average common shares outstanding	885,154,040	408,229,498	281,079,201
Average potential dilutive common shares	—	—	—

Average common shares outstanding- assuming dilution	885,154,040	408,229,498	281,079,201

Basic and diluted EPS from continuing operations	$(0.06)	$0.29	$(2.55)
Basic and diluted EPS from discontinued operations	—	(0.05)	(2.00)

Basic and diluted EPS	$(0.06)	$0.24	$(4.55)

[1]	Deemed dividend related to the issuance of depositary shares and the conversion of the preferred stock into shares of common stock in the second quarter of 2010.

The conversion of contingently convertible perpetual non-cumulative preferred stock into shares of the Corporation’s common stock during the second quarter of 2010 resulted in a non-cash beneficial conversion of  $191.7 million, representing the intrinsic value between the conversion rate of  $3.00 and the common stock closing price of  $3.50 on April 13, 2010, the date the preferred shares were offered. The beneficial conversion was recorded as a deemed dividend to the preferred stockholders reducing retained earnings, with a corresponding offset to surplus (paid in capital), and thus did not affect total stockholders’ equity or the book value of the common stock. However, the deemed dividend decreased the net income applicable to common stock and affected the calculation of basic and diluted EPS for the year ended December 31, 2010. Moreover, in computing diluted EPS, dilutive convertible securities that remained outstanding for the period prior to actual conversion were not included as average potential common shares because the effect would have been antidilutive. In computing both basic and diluted EPS, the common shares issued upon actual conversion were included in the weighted average calculation of common shares, after the date of conversion, provided that they remained outstanding.
Potential common shares consist of common stock issuable under the assumed exercise of stock options and restricted stock awards using the treasury stock method. This method assumes that the potential common shares are issued and the proceeds from exercise, in addition to the amount of compensation cost attributed to future services, are used to purchase common stock at the exercise date. The difference between the number of potential shares issued and the shares purchased is added as incremental shares to the actual number of shares outstanding to compute diluted earnings per share. Warrants, stock options, and restricted stock awards that result in lower potential shares issued than shares purchased under the treasury stock method are not included in the computation of dilutive earnings per share since their inclusion would have an antidilutive effect in earnings per common share.
For year 2010, there were 2,471,424 weighted average antidilutive stock options outstanding (2009 - 2,715,852; 2008 — 3,036,843). Additionally, the Corporation has outstanding a warrant to purchase 20,932,836 shares of common stock, which have an antidilutive effect at December 31, 2010.

Other Service Fees	12 Months Ended
Dec. 31, 2010
Other Service Fees [Abstract]
Other service fees
Note 27 — Other service fees:
The following table presents the major categories of other service fees for the years ended December 31, 2010, 2009 and 2008.

	December 31,
(In thousands)	2010	2009	2008

Debit card fees	$100,639	$110,040	$108,274
Credit card fees and discounts	84,786	94,636	107,713
Insurance fees	49,768	50,132	50,417
Processing fees	45,055	55,005	51,731
Sale and administration of investment products	37,783	34,134	34,373
Mortgage servicing fees, net of fair value adjustments	24,801	15,086	25,987
Other fees	34,672	35,154	37,668

Total other services fees	$377,504	$394,187	$416,163

Employee Benefits	12 Months Ended
Dec. 31, 2010
Employee Benefits [Abstract]
Employee benefits
Note 28 — Employee benefits:
Pension and benefit restoration plans
Certain employees of BPPR and BPNA are covered by non-contributory defined benefit pension plans. Pension benefits are based on age, years of credited service, and final average compensation.
BPPR’s non-contributory, defined benefit retirement plan is currently closed to new hires and to employees who at December 31, 2005 were under 30 years of age or were credited with less than 10 years of benefit service. Effective May 1, 2009, the accrual of the benefits under the BPPR retirement plan were frozen to all participants. Pursuant to the amendment, the retirement plan participants will not receive any additional credit for compensation earned and service performed after April 30, 2009 for purposes of calculating benefits under the retirement plan. The retirement plan’s benefit formula is based on a percentage of average final compensation and years of service. Normal retirement age under the retirement plans is age 65 with 5 years of service. Pension costs are funded in accordance with minimum funding standards under the Employee Retirement Income Security Act of 1974 (“ERISA”). Benefits under the BPPR retirement plan are subject to the U.S. Internal Revenue Code limits on compensation and benefits. Benefits under restoration plans restore benefits to selected employees that are limited under the retirement plan due to U.S. Internal Revenue Code limits and a compensation definition that excludes amounts deferred pursuant to nonqualified arrangements. The freeze applied to the restoration plan as well.
During the third quarter of 2010, the Corporation amended the pension benefits as a result of the EVERTEC sale described in Note 4 to the consolidated financial statements. As a result of such amendment, the EVERTEC employees not currently eligible to retire may become eligible for subsidized early retirement benefits provided they reach retirement age while working with the acquirer.
Effective April 1, 2007, the Corporation’s U.S.A. non-contributory, defined benefit retirement plan, which covered substantially all salaried employees of BPNA hired before June 30, 2004, was amended to freeze the plan and terminate it as soon as practical thereafter. Participants in this plan were no longer entitled to any further benefit accruals on or after that date. These actions were also applicable to the related plan that restored benefits to select employees that were limited under the retirement plan. During the second quarter of 2010, the Corporation settled its U.S. retirement plan, which had been frozen in 2007. The U.S. retirement plan assets were distributed to plan participants during the fourth quarter of 2010.
The Corporation’s funding policy is to make annual contributions to the plans, when necessary, in amounts which fully provide for all benefits as they become due under the plans.
The Corporation’s pension fund investment strategy is to invest in a prudent manner for the exclusive purpose of providing benefits to participants. A well defined internal structure has been established to develop and implement a risk-controlled investment strategy that is targeted to produce a total return that, when combined with the bank’s contributions to the fund, will maintain the fund’s ability to meet all required benefit obligations. Risk is controlled through diversification of asset types, such as investments in domestic and international equities and fixed income.
Equity investments include various types of stock and index funds. Also, this category includes Popular, Inc.’s common stock. Fixed income investments include U.S. Government securities and other U.S. agencies’ obligations, corporate bonds, mortgage loans, mortgage-backed securities and index funds, among others. A designated committee periodically reviews the performance of the pension plans’ investments and assets allocation. The Trustee and the money managers are allowed to exercise investment discretion, subject to limitations established by the pension plans’ investment policies. The plans forbid money managers to enter into derivative transactions, unless approved by the Trustee.
The overall expected long-term rate-of-return-on-assets assumption reflects the average rate of earnings expected on the funds invested or to be invested to provide for the benefits included in the benefit obligation. The assumption has been determined by reflecting expectations regarding future rates of return for the plan assets, with consideration given to the distribution of the investments by asset class and historical rates of return for each individual asset class. This process is reevaluated at least on an annual basis and if market, actuarial and economic conditions change, adjustments to the rate of return may come into place.
The plans’ target allocation based on market value for 2010 and 2009, by asset category, is summarized in the table below.

	Allocation range	Maximum allotment

Equity	0 - 70%	70%
Fixed / variable income	0 - 100%	100%
Cash and cash equivalents	0 - 100%	100%

The following table presents the composition of the assets of the pension and benefit restoration plans.

(In thousands)	2010	2009

Investments, at fair value:
Allocated share of Master Trust net assets	$455,102	$414,775
Popular, Inc. common stock	8,622	6,206
Private equity investment	836	884

Total investments	464,560	421,865

Receivables:
Accrued interest and dividends	—	55

Total receivables	—	55

Cash and cash equivalents	18	12,212

Total assets	$464,578	$434,132

Certain assets of the plans are maintained, for investment purposes only, on a commingled basis with the assets of the Popular Savings Plan in a Master Trust (the “Master Trust”). Neither the pension or benefit restoration plan has any interest in the specific assets of the Master Trust, but maintains beneficial interests in such assets. The Master Trust is managed by the Trust Division of BPPR and by several investment managers.
At December 31, 2010, the pension and restoration plans’ interest in the net assets of the Master Trust was approximately 88.4% (2009 — 87.8%).
The following table sets forth by level, within the fair value hierarchy, the plans’ assets at fair value at December 31, 2010 and 2009. The following table does not include the plans’ interests in the Master Trust because that information is presented in a separate table.

	2010				2009
(In thousands)	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total

Equity securities	$8,622	—	—	$8,622	$6,206	—	—	$6,206
Private equity investment	—	—	$836	836	—	—	$884	884
Cash and cash equivalents	18	—	—	18	12,212	—	—	12,212
Accrued interest and dividends	—	—	—	—	—	—	55	55

Total assets, excluding interests in Master Trust	$8,640	—	$836	$9,476	$18,418	—	$939	$19,357

Following is a description of the plans’ valuation methodologies used for assets measured at fair value:
•	Equity securities — Equity securities with quoted market prices obtained from an active exchange market are classified as Level 1.

•	Private equity investments — Private equity investments include an investment in a private equity fund. This fund value is recorded at the net asset value (NAV) of the fund which is affected by the changes of the fair value of the investments held in the fund. This fund is classified as Level 3.

•	Cash and cash equivalents — The carrying amount of cash and cash equivalents are reasonable estimates of their fair value since they are available on demand or due to their short-term maturity.

•	Accrued interest and dividends — Given the short-term nature of these assets, their carrying amount approximates fair value. Since there is a lack of observable inputs related to instrument specific attributes, these are reported as Level 3.
The following table presents the changes in Level 3 assets measured at fair value.

(In thousands)	2010	2009

Balance at beginning of year	$939	$1,466
Actual return on plan assets:
Change in unrealized gain (loss) relating to instruments still held at the reporting date	(48)	(363)
Actual return on plan assets (gain (loss)) relating to instruments sold during the year	—	—
Purchases, sales, issuances, settlements, paydowns and maturities (net)	(55)	(164)
Transfers in and/or out of Level 3	—	—

Balance at end of year	$836	$939

Master Trust
The following table presents the investments held in the Master Trust at December 31, 2010 and 2009, broken down by level within the fair value hierarchy.

	2010				2009
(In thousands)	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total

Obligations of the U.S. Government and its agencies	—	$50,417	—	$50,417	—	$25,733	—	$25,733
Corporate bonds and debentures	—	47,263	—	47,263	—	47,792	—	47,792
Equity securities	$228,054	—	—	228,054	$207,747	—	—	207,747
Index fund — equity	2,267	—	—	2,267	5,164	—	—	5,164
Foreign equity fund	—	65,491	—	65,491	—	57,082	—	57,082
Commodity fund	—	17,409	—	17,409	—	16,274	—	16,274
Index fund — fixed income	—	2,284	—	2,284	—	7,868	—	7,868
Mortgage-backed securities	—	72,959	—	72,959	—	85,921	—	85,921
Private equity investments	—	—	$836	836	—	—	$894	894
Cash and cash equivalents	25,926	—	—	25,926	16,440	—	—	16,440
Accrued investment income	—	—	1,655	1,655	—	—	1,719	1,719

Total assets	$256,247	$255,823	$2,491	$514,561	$229,351	$240,670	$2,613	$472,634

The closing prices reported in the active markets in which the securities are traded are used to value the investments in the Master Trust.
Following is a description of the Master Trust’s valuation methodologies used for investments measured at fair value:
•	Obligations of U.S. Government and its agencies — The fair value of Obligations of U.S. Government and agencies obligations is based on an active exchange market and is based on quoted market prices for similar securities. These securities are classified as Level 2. U.S. agency structured notes are priced based on a bond’s theoretical value from similar bonds defined by credit quality and market sector and for which the fair value incorporates an option adjusted spread in deriving their fair value. These securities are classified as Level 2.

•	Corporate bonds and debentures — Corporate bonds and debentures are valued at fair value at the closing price reported in the active market in which the bond is traded. These securities are classified as Level 2.

•	Equity securities — Equity securities with quoted market prices obtained from an active exchange market and high liquidity are classified as Level 1.

•	Index funds — equity — Investments in index funds — equity with quoted market prices obtained from an active exchange market and high liquidity are classified as Level 1.

•	Index funds — fixed income, foreign equity funds and commodity funds — These investments are valued at the net asset value (NAV) of shares held by the plan at year end. These securities are classified as Level 2.

•	Mortgage-backed securities — Certain agency mortgage and other asset backed securities (“MBS”) are priced based on a bond’s theoretical value from similar bonds defined by credit quality and market sector. Their fair value incorporates an option adjusted spread. The agency MBS is classified as Level 2.

•	Private equity investments — Private equity investments include an investment in a private equity fund. The fund value is recorded at its net asset value (NAV) which is affected by the changes in the fair market value of the investments held in the fund. This fund is classified as Level 3.

•	Cash and cash equivalents — The carrying amount of cash and cash equivalents is a reasonable estimate of the fair value since it is available on demand.

•	Accrued investment income — Given the short-term nature of these assets, their carrying amount approximates fair value. Since there is a lack of observable inputs related to instrument specific attributes, these are reported as Level 3.
The preceding valuation methods may produce a fair value calculation that may not be indicative of net realizable value or reflective of future fair values. Furthermore, although the plan believes its valuation methods are appropriate and consistent with other market participants, the use of different methodologies or assumptions to determine the fair value of certain financial instruments could result in a different fair value measurement at the reporting date.
The following table presents the changes in the Master Trust’s Level 3 assets measured at fair value for the years ended December 31, 2010 and 2009.

(In thousands)	2010	2009

Balance at beginning of year	$2,613	$2,949
Actual return on plan assets:
Change in unrealized gain (loss) relating to instruments still held at the reporting date	(58)	(444)
Actual return on plan assets (gain (loss)) relating to instruments sold during the year	—	—
Purchases, sales, issuances, settlements, paydowns and maturities (net)	(64)	108
Transfers in and / or out of Level 3	—	—

Balance at end of year	$2,491	$2,613

There were no transfers in and/or out of Level 3 for financial instruments measured at fair value on a recurring basis during the years ended December 31, 2009 and 2010. There were no transfers in and/or out of Level 1 and Level 2 during the years ended December 31, 2009 and 2010.
At December 31, 2010, the pension and restoration plans held 2,745,720 shares (2009 — 2,745,720) of the Corporation’s common stock with a fair value of  $8.6 million (2009 —  $6.2 million). No dividends were paid during 2010 on shares of the Corporation’s common stock held by the plans (2009 —  $275 thousand).
The following table sets forth the aggregate status of the plans and the amounts recognized in the consolidated financial statements at December 31, 2010 and 2009.

	Pension Plans		Benefit Restoration Plans
(In thousands)	2010	2009	2010	2009

Change in benefit obligation:
Benefit obligation at beginning of year	$557,308	$596,489	$26,396	$31,219
Service cost	—	3,330	—	340
Interest cost	31,513	32,672	1,537	1,616
Curtailment (gain) loss	—	(40,947)	—	(4,349)
Actuarial loss (gain)	58,019	(4,791)	3,235	(1,955)
Benefits paid	(43,586)	(29,445)	(867)	(475)

Benefit obligations at end of year	$603,254	$557,308	$30,301	$26,396

Change in plan assets:
Fair value of plan assets at beginning of year	$413,631	$373,709	$20,501	$15,916
Actual return on plan assets	45,932	60,135	2,333	3,314
Employer contributions	26,589	9,232	45	1,746
Benefits paid	(43,586)	(29,445)	(867)	(475)

Fair value of plan assets at end of year	$442,566	$413,631	$22,012	$20,501

Amounts recognized in accumulated other comprehensive loss:
Net loss	$176,910	$146,935	$8,237	$6,119

Accumulated other comprehensive loss (AOCL)	$176,910	$146,935	$8,237	$6,119

Reconciliation of net (liability) asset:
Net (liability) asset at beginning of year	$(143,677)	$(222,780)	$(5,896)	$(15,303)
Amount recognized in AOCL at beginning of year, pre-tax	146,935	241,923	6,119	15,017

(Accrual) prepaid beginning of year	3,258	19,143	223	(286)
Net periodic benefic (cost) income	(9,396)	(24,297)	(320)	(1,577)
Additional benefit (cost) income	(4,229)	(820)	—	340
Contributions	26,589	9,232	45	1,746

Prepaid (accrual) at end of year	16,222	3,258	(52)	223
Amount recognized in AOCL	(176,910)	(146,935)	(8,237)	(6,119)

Net (liability) asset at end of year	$(160,688)	$(143,677)	$(8,289)	$(5,896)

The table below presents a breakdown of the plans’ liabilities at December 31, 2010 and 2009.

(In thousands)	Pension Plans		Benefit Restoration Plans
	2010	2009	2010	2009

Current liabilities	—	$1,740	$51	$48
Non-current liabilities	$160,688	141,937	8,238	5,848
The following table presents the change in accumulated other comprehensive loss (“AOCL”), pre-tax, for the years ended December 31, 2010 and 2009.

(In thousands)	Pension Plans		Benefit Restoration Plans
	2010	2009	2010	2009

Accumulated other comprehensive loss at beginning of year	$146,935	$241,923	$6,119	$15,017

Increase (decrease) in AOCL:
Recognized during the year:
Prior service (cost) credit	—	(864)	—	304
Actuarial (losses) gains	(12,974)	(13,794)	(397)	(824)
Occurring during the year:	—	—	—	—
Net actuarial losses (gains)	42,949	(80,330)	2,515	(8,378)

Total increase (decrease) in AOCL	29,975	(94,988)	2,118	(8,898)

Accumulated other comprehensive loss at end of year	$176,910	$146,935	$8,237	$6,119

The following table presents the amounts in accumulated other comprehensive loss that are expected to be recognized as components of net periodic benefit cost (credit) during 2011.

(In thousands)	Pension Plans	Benefit Restoration Plans

Net loss	$11,320	$591

The following table presents information for plans with an accumulated benefit obligation in excess of plan assets.

	Pension Plans		Benefit Restoration Plans
(In thousands)	2010	2009	2010	2009

Projected benefit obligation	$603,254	$557,308	$30,301	$26,396
Accumulated benefit obligation	603,254	557,308	30,301	26,396
Fair value of plan assets	442,566	413,631	22,012	20,501

The actuarial assumptions used to determine benefit obligations for the years ended December 31, were as follows:

	2010	2009

Discount rate:
P.R. Plan	5.30%	5.90%
U.S. Plan	—	4.30
Rate of compensation increase — weighted average:
P.R. Plan	—	—
U.S. Plan	—	—

The following table presents the actuarial assumptions used to determine the components of net periodic pension cost.

	Pension Plans			Benefit Restoration Plans
	2010	2009	2008	2010	2009	2008

Discount rate:
P.R. Plan	5.90%	6.10%	6.40%	5.90%	6.10%	6.40%
U.S. Plan	—	4.00%	4.52%	—	—	5.75%
Discount rate at remeasurement	—	6.70%	—		6.70%	—

Expected return on plan assets	8.00%	8.00%	8.00%	8.00%	8.00%	8.00%

Rate of compensation increase — weighted average:
P.R. Plan	—	4.50%	4.60%	—	4.50%	4.60%
U.S. Plan	—	—	—	—	—	—

The following table presents the components of net periodic pension cost.

	Pension Plans			Benefit Restoration Plans
(In thousands)	2010	2009	2008	2010	2009	2008
Components of net periodic pension cost:
Service cost	—	$3,330	$9,261	—	$340	$729
Interest cost	$31,513	32,672	34,444	$1,537	1,616	1,843
Expected return on plan assets	(30,862)	(25,543)	(40,676)	(1,614)	(1,239)	(1,680)
Amortization of prior services cost	—	44	266	—	(9)	(53)
Amortization of net loss	—	13,794	—	—	869	686
Recognized net actuarial loss (gain)	8,745	—	—	397	—	—

Net periodic cost (benefit)	9,396	24,297	3,295	320	1,577	1,525
Settlement loss (gain)	4,229	—	—	—	—	(24)
Curtailment loss (gain)	—	820	—	—	(340)	—

Total cost	$13,625	$25,117	$3,295	$320	$1,237	$1,501

During 2011, the Corporation expects to contribute  $125 million to the pension plans and  $2.3 million to the benefit restoration plans.
The following table presents benefit payments expected to be paid in future years.

(In thousands)	Pension Plans	Benefit Restoration Plans

2011	$31,467	$946
2012	32,371	1,119
2013	33,301	1,268
2014	34,195	1,416
2015	35,109	1,663
2016 - 2020	186,579	10,207

Postretirement health care benefits
In addition to providing pension benefits, BPPR provides certain health care benefits for certain retired employees. Regular employees of BPPR, hired before February 1, 2000, may become eligible for health care benefits, provided they reach retirement age while working for BPPR. During the third quarter of 2010, the Corporation amended the postretirement benefits as a result of the EVERTEC sale described in Note 4 to the consolidated financial statements. As a result of such amendment, the EVERTEC employees may become eligible for health care benefits provided they reach retirement age while working with the acquirer.
The following table presents the amounts in accumulated other comprehensive loss that are expected to be recognized as components of net periodic benefit cost for the postretirement health care benefit plan during 2011.

(In thousands)	2011

Net prior service cost (credit)	$(1,046)
Net loss	$1,089

The following table presents the status of the Corporation’s unfunded postretirement benefit plan at December 31, 2010 and 2009.

(In thousands)	2010	2009

Change in benefit obligation:
Benefit obligation at beginning of the year	$111,628	$135,943
Service cost	1,727	2,195
Interest cost	6,434	8,105
Temporary deviation (gain) loss	86	—
Termination benefit (gain) loss	671	—
Benefits paid	(5,069)	(5,031)
Actuarial loss (gain)	48,836	(29,584)

Benefit obligation end of year	$164,313	$111,628

Funded status at end of year:
Benefit obligation at end of year	$(164,313)	$(111,628)
Fair value of plan assets	—	—

Funded status at end of year	$(164,313)	$(111,628)

Amounts recognized in accumulated other comprehensive loss:
Net prior service cost	$(1,161)	$(2,207)
Net loss (gain)	26,949	(23,061)

Accumulated other comprehensive loss (income)	$25,788	$(25,268)

Reconciliation of net (liability) asset:
Net (liability) asset at beginning of year	$(111,628)	$(135,942)
Amount recognized in accumulated other comprehensive (income) loss at beginning of year, pre-tax	(25,268)	3,269

(Accrual) prepaid at beginning of year	(136,896)	(132,673)
Additional benefit (cost) income	(757)	—
Net periodic benefit (cost) income	(5,940)	(9,254)
Contributions	5,068	5,031

(Accrual) prepaid at end of year	(138,525)	(136,896)
Amount recognized in accumulated other comprehensive (loss) income	(25,788)	25,268

Net liability at end of year	$(164,313)	$(111,628)

The table below presents a breakdown of the post-retirement plan liability.

(In thousands)
	2010	2009

Current liabilities	$6,159	$5,165
Non-current liabilities	158,154	106,463

The following table presents the change in accumulated other comprehensive income, pre-tax for the postretirement plan.

(In thousands)	2010	2009

Accumulated other comprehensive (income) loss at beginning of year	$(25,268)	$3,269

Decrease in accumulated other comprehensive income:
Recognized during the year:
Prior service (cost) credit	1,046	1,046
Actuarial gains (losses)	1,175	—
Occurring during the year:
Net actuarial losses (gains)	48,835	(29,583)

Total decrease in accumulated other comprehensive income	51,056	(28,537)

Accumulated other comprehensive loss (income) at end of year	$25,788	$(25,268)

The weighted average discount rate used in determining the accumulated postretirement benefit obligation at December 31, 2010 was 5.30% (2009 — 5.90%).
The weighted average discount rate used to determine the components of net periodic postretirement benefit cost for the year ended December 31, 2010 was 5.90% (2009 — 6.10%; 2008 — 6.40%).
The following table presents the components of net periodic postretirement benefit cost.

(In thousands)	2010	2009	2008

Service cost	$1,727	$2,195	$2,142
Interest cost	6,434	8,105	8,219
Amortization of prior service benefit	(1,046)	(1,046)	(1,046)
Recognized net actuarial (gain) loss	(1,175)	—	—

Net periodic benefit cost	5,940	9,254	9,315
Temporary deviation (gain) loss	86	—	—
Termination benefit (gain) loss	671	—	—

Total net periodic benefit cost	$6,697	$9,254	$9,315

The following table presents the assumed health care cost trend rates at December 31, 2010 and 2009.

To determine postretirement benefit obligation:	2010	2009

Initial health care cost trend rates:
Initial — Medicare Advantage Plans	25.00%	7.00%
All other plans	6.50	7.00
Ultimate health care cost trend rate	5.00	5.00
Year that the ultimate trend rate is reached	2014	2014

To determine net periodic benefit cost:	2010	2009

Initial health care cost trend rate	7.00%	7.50%
Ultimate health care cost trend rate	5.00	5.00
Year that the ultimate trend rate is reached	2014	2014

The Plan provides that the cost will be capped to 3% of the annual health care cost increase affecting only those employees retiring after February 1, 2001.
Assumed health care trend rates generally have a significant effect on the amounts reported for a health care plan. The following table presents the effects of a one-percentage-point change in assumed health care cost trend rates.

	1-Percentage Point	1-Percentage Point
(In thousands)	Increase	Decrease

Effect on total service cost and interest cost components	$480	$(707)
Effect on postretirement benefit obligation	$5,597	$(6,476)

The Corporation expects to contribute  $6.2 million to the postretirement benefit plan in 2011 to fund current benefit payment requirements.
The following table presents the timing of expected benefit payments.

(In thousands)

2011	$6,159
2012	6,897
2013	7,786
2014	8,181
2015	8,539
2016 - 2020	48,750

Savings plans
The Corporation also provides defined contribution savings plans pursuant to Section 1165(e) of the Puerto Rico Internal Revenue Code and Section 401(k) of the U.S. Internal Revenue Code, as applicable, for substantially all the employees of the Corporation. Investments in the plans are participant-directed, and employer matching contributions are determined based on the specific provisions of each plan. Employees are fully vested in the employer’s contribution after five years of service. Effective March 20, 2009, the savings plans were amended to suspend the employer matching contribution to the plan. The Corporation did not incur costs associated to the matching contributions during the year ended December 31, 2010 (2009 —  $2.9 million; 2008 —  $18.8 million).
The plans held 20,164,151 (2009 — 22,239,167; 2008 — 17,254,175) shares of common stock of the Corporation with a market value of approximately  $63.3 million at December 31, 2010 (2009 —  $50.3 million; 2008 —  $89.0 million).

Stock-Based Compensation	12 Months Ended
Dec. 31, 2010
Stock-Based Compensation [Abstract]
Stock-based compensation
Note 29- Stock-based compensation
The Corporation maintained a Stock Option Plan (the “Stock Option Plan”), which permitted the granting of incentive awards in the form of qualified stock options, incentive stock options, or non-statutory stock options of the Corporation. In April 2004, the Corporation’s shareholders adopted the Popular, Inc. 2004 Omnibus Incentive Plan (the “Incentive Plan”), which replaced and superseded the Stock Option Plan. The adoption of the Incentive Plan did not alter the original terms of the grants made under the Stock Option Plan prior to the adoption of the Incentive Plan.
Stock Option Plan
Employees and directors of the Corporation or any of its subsidiaries were eligible to participate in the Stock Option Plan. The Board of Directors or the Compensation Committee of the Board had the absolute discretion to determine the individuals that were eligible to participate in the Stock Option Plan. This plan provided for the issuance of Popular, Inc.’s common stock at a price equal to its fair market value at the grant date, subject to certain plan provisions. The shares are to be made available from authorized but unissued shares of common stock or treasury stock. The Corporation’s policy has been to use authorized but unissued shares of common stock to cover each grant. The maximum option term is ten years from the date of grant. Unless an option agreement provides otherwise, all options granted are 20% exercisable after the first year and an additional 20% is exercisable after each subsequent year, subject to an acceleration clause at termination of employment due to retirement.
The following table presents information on stock options outstanding at December 31, 2010.

(Not in thousands)
			Weighted-Average
		Weighted-Average	Remaining Life of		Weighted-Average
Exercise Price Range	Options	Exercise Price of	Options Outstanding in	Options Exercisable	Exercise Price of
per Share	Outstanding	Options Outstanding	Years	(fully vested)	Options Exercisable

$14.39 - $18.50	1,102,614	$15.85	1.74	1,102,614	$15.85
$19.25 - $27.20	1,172,552	$25.21	3.49	1,172,552	$25.21

$14.39 - $27.20	2,275,166	$20.67	2.64	2,275,166	$20.67

There was no intrinsic value of options outstanding at December 31, 2010 (2009 —  $0.2 million; 2008 —  $1.6 million). There was no intrinsic value of options exercisable at December 31, 2010, 2009 and 2008.
The following table summarizes the stock option activity and related information for the years ended December 31, 2010, 2009 and 2008.

		Weighted-Average
(Not in thousands)	Options Outstanding	Exercise Price

Outstanding at January 1, 2008	3,092,192	$20.64
Granted	—	—
Exercised	—	—
Forfeited	(40,842)	26.29
Expired	(85,507)	19.67

Outstanding at December 31, 2008	2,965,843	$20.59
Granted	—	—
Exercised	—	—
Forfeited	(59,631)	26.42
Expired	(353,549)	19.25

Outstanding at December 31, 2009	2,552,663	$20.64
Granted	—	—
Exercised	—	—
Forfeited	—	—
Expired	(277,497)	20.43

Outstanding at December 31, 2010	2,275,166	$20.67

The stock options exercisable at December 31, 2010 totaled 2,275,166 (2009 — 2,466,276; 2008 - 2,653,114). There were no stock options exercised during the years ended December 31, 2010, 2009 and 2008. Thus, there was no intrinsic value of options exercised during the years ended December 31, 2010, 2009 and 2008.
There were no new stock option grants issued by the Corporation under the Stock Option Plan during 2010, 2009 and 2008.
There was no stock option expense recognized for the year ended December 31, 2010 (2009 —  $0.2 million, with a tax benefit of  $92 thousand; 2008 —  $1.1 million, with a tax benefit of  $0.4 million).
Incentive Plan
The Incentive Plan permits the granting of incentive awards in the form of Annual Incentive Awards, Long-term Performance Unit Awards, Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Units or Performance Shares. Participants in the Incentive Plan are designated by the Compensation Committee of the Board of Directors (or its delegate as determined by the Board). Employees and directors of the Corporation and/or any of its subsidiaries are eligible to participate in the Incentive Plan. The shares may be made available from common stock purchased by the Corporation for such purpose, authorized but unissued shares of common stock or treasury stock. The Corporation’s policy with respect to the shares of restricted stock has been to purchase such shares in the open market to cover each grant.
Under the Incentive Plan, the Corporation has issued restricted shares, which become vested based on the employees’ continued service with Popular. Unless otherwise stated in an agreement, the compensation cost associated with the shares of restricted stock is determined based on a two-prong vesting schedule. The first part is vested ratably over five years commencing at the date of grant and the second part is vested at termination of employment after attainment of 55 years of age and 10 years of service. The five-year vesting part is accelerated at termination of employment after attaining 55 years of age and 10 years of service.
The following table summarizes the restricted stock activity under the Incentive Plan for members of management for the years ended December 31, 2010, 2009 and 2008.

(Not in thousands)	Restricted Stock	Weighted-Average Grant Date Fair Value

Non-vested at January 1, 2008	303,686	$22.37
Granted	—	—
Vested	(50,648)	20.33
Forfeited	(4,699)	19.95

Non-vested at December 31, 2008	248,339	$22.83
Granted	—	—
Vested	(104,791)	21.93
Forfeited	(5,036)	19.95

Non-vested at December 31, 2009	138,512	$23.62
Granted	1,525,416	2.70
Vested	(340,879)	7.87
Forfeited	(191,313)	3.24

Non-vested at December 31, 2010	1,131,736	$3.61

During the year ended December 31, 2010, 1,525,416 shares of restricted stock were awarded to management under the Incentive Plan, from which 1,305,035 shares of restricted stock were awarded to management consistent with the requirements of the TARP Interim Final Rule. The shares of restricted stock, which were awarded to management consistent with the requirements of the TARP Interim Final Rule, were determined upon consideration of management’s execution of critical 2009 initiatives to manage the Corporation’s liquidity and capitalization, strategically reposition its United States operations, and improve management effectiveness and cost control. The shares will vest on the secondary anniversary of the grant date, and they may become transferrable in 25% increments as the Corporation repays each 25% portion of the aggregate financial assistance received under the United States Treasury Department’s Capital Purchase Program under the Emergency Economic Stabilization Act of 2008. In addition, the grants are also subject to further performance criteria as the Corporation must achieve profitability for at least one fiscal year for awards to be payable. During the years ended December 31, 2009 and 2008, no shares of restricted stock were awarded to management under the Incentive Plan.
Beginning in 2007, the Corporation authorized the issuance of performance shares, in addition to restricted shares, under the Incentive Plan. The performance share awards consist of the opportunity to receive shares of Popular Inc.’s common stock provided that the Corporation achieves certain performance goals during a three-year performance cycle. The compensation cost associated with the performance shares is recorded ratably over a three-year performance period. The performance shares are granted at the end of the three-year period and vest at grant date, except when the participant’s employment is terminated by the Corporation without cause. In such case, the participant would receive a pro-rata amount of shares calculated as if the Corporation would have met the performance goal for the performance period. At December 31, 2010, 42,859 shares have been granted under this plan (2009- 35,397; 2008 — 7,106).
During the year ended December 31, 2010, the Corporation recognized  $1.0 million of restricted stock expense related to management incentive awards, with a tax benefit of  $0.4 million (2009 -  $1.5 million, with a tax benefit of  $0.6 million; 2008 —  $2.2 million, with a tax benefit of  $0.9 million). The fair market value of the restricted stock vested was  $3.2 million at grant date and  $0.9 million at vesting date. This triggers a shortfall, net of windfalls, of  $2.3 million that was recorded as an additional income tax expense at the applicable income tax rate. No additional income tax expense was recorded for the U.S. employees due to the valuation allowance of the deferred tax asset. During the year ended December 31, 2010, the Corporation recognized  $0.5 million of performance share expense, with a tax benefit of  $0.2 million (2009 —  $0.6 million, with a tax benefit of  $0.1 million; 2008 —  $0.9 million, with a tax benefit of  $0.4 million). The total unrecognized compensation cost related to non-vested restricted stock awards and performance shares to members of management at December 31, 2010 was  $2.4 million and is expected to be recognized over a weighted-average period of 1.5 years.
The following table summarizes the restricted stock activity under the Incentive Plan for members of the Board of Directors for the years ended December 31, 2010, 2009 and 2008.

		Weighted-Average
(Not in thousands)	Restricted Stock	Grant Date Fair Value

Non-vested at January 1, 2008	—	—
Granted	56,025	$10.75
Vested	(56,025)	10.75
Forfeited	—	—

Non-vested at December 31, 2008	—	—
Granted	270,515	2.62
Vested	(270,515)	2.62
Forfeited	—	—

Non-vested at December 31, 2009	—	—
Granted	305,898	$2.95
Vested	(305,898)	2.95
Forfeited	—	—

Non-vested at December 31, 2010	—	—

During the year ended December 31, 2010, the Corporation granted 305,898 shares of restricted stock to members of the Board of Directors of Popular, Inc. and BPPR, which became vested at grant date (2009 — 270,515; 2008 — 56,025). During this period, the Corporation recognized  $0.5 million of restricted stock expense related to these restricted stock grants, with a tax benefit of  $0.2 million (2009 —  $0.5 million, with a tax benefit of  $0.2 million; 2008 —  $0.5 million, with a tax benefit of  $0.2 million). The fair value at vesting date of the restricted stock vested during the year ended December 31, 2010 for directors was  $0.9 million.

Rental expense and commitments	12 Months Ended
Dec. 31, 2010
Rental expense and commitments [Abstract]
Rental expense and commitments
Note 30 — Rental expense and commitments:
At December 31, 2010, the Corporation was obligated under a number of non-cancelable leases for land, buildings, and equipment which require rentals (net of related sublease rentals) as follows:

Year	Minimum payments	Sublease rentals	Net
	(In thousands)

2011	$39,591	$1,275	$38,316
2012	38,131	1,460	36,671
2013	36,593	1,606	34,987
2014	34,518	1,543	32,975
2015	31,932	1,392	30,540
Later years	203,569	707	202,862

	$384,334	$7,983	$376,351

Total rental expense for the year ended December 31, 2010 was  $60.7 million (2009 —  $65.6 million; 2008 —  $79.5 million), which is included in net occupancy, equipment and communication expenses, according to their nature.

Income Taxes	12 Months Ended
Dec. 31, 2010
Income Taxes [Abstract]
Income Taxes
Note 31 — Income taxes:
The components of income tax expense (benefit) for the continuing operations for the years ended December 31, are summarized in the following table.

(In thousands)	2010	2009	2008

Current income tax expense:
Puerto Rico	$119,729	$75,368	$91,609
Federal and States	628	3,012	5,106

Subtotal	120,357	78,380	96,715

Deferred income tax (benefit) expense:
Puerto Rico	(510)	(67,098)	(70,403)
Federal and States	(11,617)	(19,584)	2,507
Valuation allowance — initial recognition	—	—	432,715

Subtotal	(12,127)	(86,682)	364,819

Total income tax (benefit) expense	$108,230	$(8,302)	$461,534

The reasons for the difference between the income tax expense (benefit) applicable to income before provision for income taxes and the amount computed by applying the statutory tax rate in Puerto Rico, were as follows:

	2010		2009		2008
						% of pre-
		% of pre-tax		% of pre-tax		tax
(Dollars in thousands)	Amount	loss	Amount	income	Amount	income

Computed income tax at statutory rates	$100,586	41%	$(230,241)	41%	$(85,384)	39%
Benefits of net tax-exempt interest income	(7,799)	(3)	(50,261)	9	(62,600)	29
Effect of income subject to capital gain tax rate	(143,844)	(59)	(1,842)	—	(17,905)	8
Deferred tax asset valuation allowance	143,754	59	282,933	(50)	643,011	(294)
Non deductible expenses	28,130	11	—	—	—	—
Adjustment in deferred tax due to change in tax rate	—	—	—(12,351)	2	—	—
Difference in tax rates due to multiple jurisdictions	13,908	6	40,625	(7)	16,398	(8)
States taxes and other	(26,505)	(11)	(37,165)	6	(31,986)	15

Income tax (benefit) expense	$108,230	44%	$(8,302)	1%	$461,534	(211%)

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and their tax bases. Significant components of the Corporation’s deferred tax assets and liabilities at December 31 were as follows:

(In thousands)	2010	2009

Deferred tax assets:
Tax credits available for carryforward	$5,833	$11,026
Net operating loss and donation carryforward available	1,222,717	843,968
Postretirement and pension benefits	131,508	103,979
Deferred loan origination fees	8,322	7,880
Allowance for loan losses	393,289	536,277
Deferred gains	13,056	14,040
Accelerated depreciation	7,108	2,418
Intercompany deferred gains	5,480	7,015
Other temporary differences	26,063	39,096

Total gross deferred tax assets	1,813,376	1,565,699

Deferred tax liabilities:
Differences between the assigned values and the tax bases of assets and liabilities recognized in purchase business combinations	31,846	25,896
Difference in outside basis between financial and tax reporting on sale of a business	11,120	—
FDIC-assisted transaction	64,049	—
Unrealized net gain on trading and available-for-sale securities	52,186	30,323
Deferred loan origination costs	6,911	9,708
Other temporary differences	1,392	5,923

Total gross deferred tax liabilities	167,504	71,850

Valuation allowance	1,268,589	1,129,882

Net deferred tax asset	$377,283	$363,967

The net deferred tax asset shown in the table above at December 31, 2010 is reflected in the consolidated statements of condition as  $388 million in net deferred tax assets (in the “other assets” caption) (2009 —  $364 million in deferred tax asset in the “other assets” caption) and  $11 million in deferred tax liabilities in the “other liabilities” caption, reflecting the aggregate deferred tax assets or liabilities of individual tax-paying subsidiaries of the Corporation.
At December 31, 2010, the Corporation had total tax credits of  $5.8 million that will reduce the regular income tax liability in future years expiring in annual installments through the year 2015.
The deferred tax asset related to the net operating loss carryforwards (“NOLs”) and donations outstanding at December 31, 2010 expires as follows:

(In thousands)

2013	$1,447
2015	246
2016	7,552
2017	9,755
2018	16,994
2019	299
2020	134,407
2021	76
2022	971
2023	1,248
2027	77,217
2028	513,933
2029	187,614
2030	270,958

$1,222,717

A deferred tax asset should be reduced by a valuation allowance if based on the weight of all available evidence, it is more likely than not (a likelihood of more than 50%) that some portion or the entire deferred tax asset will not be realized. The valuation allowance should be sufficient to reduce the deferred tax asset to the amount that is more likely than not to be realized. The determination of whether a deferred tax asset is realizable is based on weighting all available evidence, including both positive and negative evidence. The realization of deferred tax assets, including carryforwards and deductible temporary differences, depends upon the existence of sufficient taxable income of the same character during the carryback or carryforward period. The analysis considers all sources of taxable income available to realize the deferred tax asset, including the future reversal of existing taxable temporary differences, future taxable income exclusive of reversing temporary differences and carryforwards, taxable income in prior carryback years and tax-planning strategies.
The Corporation’s U.S. mainland operations are in a cumulative loss position for the three-year period ended December 31, 2010. For purposes of assessing the realization of the deferred tax assets in the U.S. mainland, this cumulative taxable loss position is considered significant negative evidence and has caused management to conclude that it is more likely than not that the Corporation will not be able to realize the associated deferred tax assets in the future. At December 31, 2010, the Corporation recorded a valuation allowance of approximately  $1.3 billion on the deferred tax assets of its U.S. operations.
At December 31, 2010, the Corporation’s deferred tax assets related to its Puerto Rico operations amounted to  $398 million. The Corporation assessed the realization of the Puerto Rico portion of the net deferred tax asset based on the weighting of all available evidence. The Corporation’s Puerto Rico Banking operation is in a cumulative loss position for the three-year period ended December 31, 2010. This situation is mainly due to the performance of the construction loan portfolio, including the charges related to the proposed sale of the portfolio. Currently, a significant portion of the construction loan portfolio has been written-down to fair value based on a bid received. The Corporation’s banking operations in Puerto Rico have a very strong earnings history, and it is managements’s view, based on that history, that the event causing this loss is not a continuing condition of the operations. Accordingly, there is enough positive evidence to outweigh the negative evidence of the cumulative loss. Based on this evidence, the Corporation has concluded that it is more likely than not that such net deferred tax asset will be realized. Management reassesses the realization of the deferred tax assets each reporting period.
Under the Puerto Rico Internal Revenue Code, the Corporation and its subsidiaries are treated as separate taxable entities and are not entitled to file consolidated tax returns. The Code provides a dividends-received deduction of 100% on dividends received from “controlled” subsidiaries subject to taxation in Puerto Rico and 85% on dividends received from other taxable domestic corporations.
The Corporation’s federal income tax (benefit) provision for 2010 was ( $8.9) million (2009 — ( $12.9) million; 2008 —  $436.9 million). The intercompany settlement of taxes paid is based on tax sharing agreements which generally allocate taxes to each entity based on a separate return basis.
The following table presents a reconciliation of unrecognized tax benefits.

(In millions)

Balance at January 1, 2009	$40.5
Additions for tax positions related to 2009	3.7
Reductions for tax positions of prior years	(0.6)
Reductions by lapse of statute of limitations	(1.8)

Balance at December 31, 2009	$41.8
Additions for tax positions related to 2010	4.4
Additions for tax positions taken in prior years	3.5
Reductions for tax positions of prior years	(4.2)
Reduction as a result of settlements	(14.3)
Reduction by lapse of statute of limitations	(4.9)

Balance at December 31, 2010	$26.3

At December 31, 2010, the related accrued interest approximated  $6.1 million (2009 —  $7.2 million). The interest expense recognized during 2010 was  $0.9 million (2009 —  $2.5 million). Management determined that, at December 31, 2010 and 2009, there was no need to accrue for the payment of penalties. The Corporation’s policy is to report interest related to unrecognized tax benefits in income tax expense, while the penalties, if any, are reported in other operating expenses in the consolidated statements of operations.
After consideration of the effect on U.S. federal tax of unrecognized U.S. state tax benefits, the total amount of unrecognized tax benefits, including U.S. and Puerto Rico that, if recognized, would affect the Corporation’s effective tax rate, was approximately  $31.6 million at December 31, 2010 (2009 —  $47.1 million).
The amount of unrecognized tax benefits may increase or decrease in the future for various reasons including adding amounts for current tax year positions, expiration of open income tax returns due to the statute of limitations, changes in management’s judgment about the level of uncertainty, status of examinations, litigation and legislative activity, and the addition or elimination of uncertain tax positions.
The Corporation and its subsidiaries file income tax returns in Puerto Rico, the U.S. federal jurisdiction, various U.S. states and political subdivisions, and foreign jurisdictions. At December 31, 2010, the following years remain subject to examination: U.S. Federal jurisdiction — 2008 through 2010 and Puerto Rico — 2006 through 2010. During 2010, the U.S. Internal Revenue Service (“IRS”) completed the examination of the Corporation’s U.S. operations tax returns for 2007. As a result of examinations, the Corporation reduced the total amount of unrecognized tax benefits by  $14.3 million. The Corporation anticipates a reduction in the total amount of unrecognized tax benefits within the next 12 months, which could amount to approximately  $12 million.

Derivative instruments and hedging activities	12 Months Ended
Dec. 31, 2010
Derivative instruments and hedging activities [Abstract]
Derivative instruments and hedging activities
Note 32 — Derivative instruments and hedging activities:
The following discussion and tables provide a description of the derivative instruments used as part of the Corporation’s interest rate risk management strategies. The use of derivatives is incorporated as part of the Corporation’s overall interest rate risk management strategy to minimize significant unplanned fluctuations in earnings and cash flows that are caused by interest rate volatility. The Corporation’s goal is to manage interest rate sensitivity by modifying the repricing or maturity characteristics of certain balance sheet assets and liabilities so that the net interest income is not, on a material basis, adversely affected by movements in interest rates. The Corporation uses derivatives in its trading activities to facilitate customer transactions, to take proprietary positions and as means of risk management. As a result of interest rate fluctuations, hedged fixed and variable interest rate assets and liabilities will appreciate or depreciate in fair value. The effect of this unrealized appreciation or depreciation is expected to be substantially offset by the Corporation’s gains or losses on the derivative instruments that are linked to these hedged assets and liabilities. As a matter of policy, the Corporation does not use highly leveraged derivative instruments for interest rate risk management.
The use of derivative instruments creates exposure to credit and market risk. If a counterparty fails to fulfill its performance obligations under a derivative contract, the Corporation’s credit risk will equal the fair value of the derivative asset. Generally, when the fair value of a derivative contract is positive, this indicates that the counterparty owes the Corporation, thus creating a repayment risk for the Corporation. To manage the level of credit risk, the Corporation deals with counterparties of good credit standing, enters into master netting agreements whenever possible and, when appropriate, obtains collateral. The derivative assets include a  $4.8 million negative adjustment as a result of the credit risk of the counterparties at December 31, 2010 (December 31, 2009 —  $5.1 million negative adjustment). On the other hand, when the fair value of a derivative contract is negative, the Corporation owes the counterparty and, therefore, the fair value of derivatives liabilities incorporates nonperformance risk or the risk that the obligation will not be fulfilled. The derivative liabilities include a  $1.6 million positive adjustment related to the incorporation of the Corporation’s own credit risk at December 31, 2010 (December 31, 2009 —  $2.1 million positive adjustment).
Market risk is the adverse effect that a change in interest rates, currency exchange rates, or implied volatility rates might have on the value of a financial instrument. The Corporation manages the market risk associated with interest rates and, to a limited extent, with fluctuations in foreign currency exchange rates by establishing and monitoring limits for the types and degree of risk that may be undertaken. The Corporation regularly measures this risk by using static gap analysis, simulations and duration analysis.
Pursuant to the Corporation’s accounting policy, the fair value of derivatives is not offset with the amounts for the right to reclaim cash collateral or the obligation to return cash collateral. At December 31, 2010, the amount recognized for the right to reclaim cash collateral under master netting agreements was  $86 million and the amount recognized for the obligation to return cash collateral was  $3 million (December 31, 2009 —  $88 million and  $4 million, respectively).
Certain of the Corporation’s derivative instruments include financial covenants tied to the corresponding banking subsidiary’s well-capitalized status and credit rating. These agreements could require additional collateralization, early termination or both. The aggregate fair value of all derivative instruments with contingent features that were in a liability position at December 31, 2010 was  $67 million (December 31, 2009 —  $66 million). Based on the contractual obligations established on these derivative instruments, the Corporation has fully collateralized these positions by pledging collateral of  $86 million at December 31, 2010 (December 31, 2009 —  $88 million).
Financial instruments designated as cash flow hedges or non-hedging derivatives outstanding at December 31, 2010 and December 31, 2009 were as follows:

	Notional Amount		Derivative Assets			Derivative Liabilities
				Fair Value at			Fair Value at
	At December 31,			December 31,			December 31,
			Statement of			Statement of
			Condition			Condition
(In thousands)	2010	2009	Classification	2010	2009	Classification	2010	2009

Derivatives designated as hedging instruments:
Forward commitments	$256,480	$120,800	Other assets	$1,774	$1,346	Other liabilities	$839	$22

Total derivatives designated as hedging instruments	$256,480	$120,800		$1,774	$1,346		$839	$22

Derivatives not designated as hedging instruments:
Forward contracts	$278,052	$165,300	Trading account securities	$483	$1,253	Other liabilities	$1,736	$79
Interest rate swaps associated with:
- swaps with corporate clients	820,590	1,006,154	Other assets	62,175	63,120	Other liabilities	—	131
- swaps offsetting position of corporate clients’ swaps	820,590	1,006,154	Other assets	—	131	Other liabilities	66,685	67,358
Foreign currency and exchange rate commitments with clients	411	—	—	—	—	Other liabilities	4	—
Foreign currency and exchange rate commitments with counterparties	408	—	Other assets	7	—	—	—	—
Interest rate caps and floors	89,638	139,859	Other assets	240	249	—	—	—
Interest rate caps and floors for the benefit of corporate clients	89,638	139,859	—	—	—	Other liabilities	240	249
Indexed options on deposits	76,984	110,900	Other assets	8,314	6,976	—	—	—
Bifurcated embedded options	72,921	84,316		—	—	Interest bearing deposits	6,840	5,402

Total derivatives not designated as hedging instruments	$2,249,232	$2,652,542		$71,219	$71,729		$75,505	$73,219

Total derivative assets and liabilities	$2,505,712	$2,773,342		$72,993	$73,075		$76,344	$73,241

Cash Flow Hedges
The Corporation utilizes forward contracts to hedge the sale of mortgage-backed securities with duration terms over one month. Interest rate forwards are contracts for the delayed delivery of securities, which the seller agrees to deliver on a specified future date at a specified price or yield. These forward contracts are hedging a forecasted transaction and thus qualify for cash flow hedge accounting. Changes in the fair value of the derivatives are recorded in other comprehensive income (loss). The amount included in accumulated other comprehensive income (loss) corresponding to these forward contracts is expected to be reclassified to earnings in the next twelve months. These contracts have a maximum remaining maturity of 89 days at December 31, 2010.
For cash flow hedges, gains and losses on derivative contracts that are reclassified from accumulated other comprehensive income (loss) to current period earnings are included in the line item in which the hedged item is recorded and during the period in which the forecasted transaction impacts earnings, as presented in the table below.

Year ended December 31, 2010
		Classification in the		Classification of Gain	Amount of Gain (Loss)
		Statement of Operations		(Loss) Recognized in	Recognized in Income on
	Amount of Gain (Loss)	of the Gain (Loss)	Amount of Gain (Loss)	Income on Derivatives	Derivatives (Ineffective
	Recognized in OCI on	Reclassified from AOCI	Reclassified from AOCI	(Ineffective portion and	Portion and Amount
	Derivatives (Effective	into Income (Effective	into Income (Effective	Amount Excluded from	Excluded from
(In thousands)	Portion)	Portion)	Portion)	Effectiveness Testing )	Effectiveness Testing)

Forward commitments	$(1,228)	Trading account profit	$(964)	—	—

Total cash flow hedges	$(1,228)		$(964)	—	—

OCI — “Other Comprehensive Income”

AOCI — “Accumulated Other comprehensive Income”

Year ended December 31, 2009
		Classification in the		Classification of Gain	Amount of Gain (Loss)
		Statement of Operations		(Loss) Recognized in	Recognized in Income on
	Amount of Gain (Loss)	of the Gain (Loss)	Amount of Gain (Loss)	Income on Derivatives	Derivatives (Ineffective
	Recognized in OCI on	Reclassified from AOCI	Reclassified from AOCI	(Ineffective portion and	Portion and Amount
	Derivatives (Effective	into Income (Effective	into Income (Effective	Amount Excluded from	Excluded from
(In thousands)	Portion)	Portion)	Portion)	Effectiveness Testing )	Effectiveness Testing)

Forward commitments	$(1,419)	Trading account profit	$(4,535)	Trading account profit	$125
Interest rate swaps	—	Interest expense	(2,380)	—	—

Total cash flow hedges	$(1,419)		$(6,915)		$125

Fair Value Hedges
At December 31, 2010 and 2009, there were no derivatives designated as fair value hedges.
Non-Hedging Activities
For the year ended December 31, 2010, the Corporation recognized a loss of  $15.0 million (December 31, 2009 — loss of  $19.5 million) related to its non-hedging derivatives, as detailed in the table below.

		Amount of Gain (Loss) Recognized in Income on
		Derivatives
	Classification of Gain (Loss) Recognized in	Year Ended December 31,	Year Ended December
(In thousands)	Income on Derivatives	2010	31, 2009

Forward contracts	Trading account profit	$(15,791)	$(12,485)
Interest rate swap contracts	Other operating income	(910)	(6,468)
Credit derivatives	Other operating income	—	(2,599)
Foreign currency and exchange rate commitments	Interest expense	3	(4)
Foreign currency and exchange rate commitments	Other operating income	10	25
Indexed options	Interest expense	1,247	1,209
Bifurcated embedded options	Interest expense	408	788

Total		$(15,033)	$(19,534)

Forward Contracts
The Corporation has forward contracts to sell mortgage-backed securities with terms lasting less than a month, which are accounted for as trading derivatives. Changes in their fair value are recognized in trading account profit (loss).
Interest Rates Swaps and Foreign Currency and Exchange Rate Commitments
In addition to using derivative instruments as part of its interest rate risk management strategy, the Corporation also utilizes derivatives, such as interest rate swaps and foreign exchange contracts, in its capacity as an intermediary on behalf of its customers. The Corporation minimizes its market risk and credit risk by taking offsetting positions under the same terms and conditions with credit limit approvals and monitoring procedures. Market value changes on these swaps and other derivatives are recognized in earnings in the period of change.
Interest Rate Caps and Floors
The Corporation enters into interest rate caps and floors as an intermediary on behalf of its customers and simultaneously takes offsetting positions under the same terms and conditions, thus minimizing its market and credit risks.

Guarantees	12 Months Ended
Dec. 31, 2010
Guarantees [Abstract]
Guarantees
Note 33 — Guarantees:
The Corporation has obligations upon the occurrence of certain events under financial guarantees provided in certain contractual agreements as summarized below.
The Corporation issues financial standby letters of credit and has risk participation in standby letters of credit issued by other financial institutions, in each case to guarantee the performance of various customers to third parties. If the customer fails to meet its financial or performance obligation to the third party under the terms of the contract, then, upon their request, the Corporation would be obligated to make the payment to the guaranteed party. At December 31, 2010, the Corporation recorded a liability of  $0.5 million (2009 —  $0.7 million), which represents the unamortized balance of the obligations undertaken in issuing the guarantees under the standby letters of credit issued or modified after December 31, 2002. In accordance with the provisions of ASC Topic 460, the Corporation recognizes at fair value the obligation at inception of the standby letters of credit. The fair value approximates the fee received from the customer for issuing such commitments. These fees are deferred and are recognized over the commitment period. The contract amounts in standby letters of credit outstanding at December 31, 2010 and 2009, shown in Note 34, represent the maximum potential amount of future payments the Corporation could be required to make under the guarantees in the event of nonperformance by the customers. These standby letters of credit are used by the customer as a credit enhancement and typically expire without being drawn upon. The Corporation’s standby letters of credit are generally secured, and in the event of nonperformance by the customers, the Corporation has rights to the underlying collateral provided, which normally includes cash and marketable securities, real estate, receivables and others. Management does not anticipate any material losses related to these instruments.
Also, the Corporation securitized mortgage loans into guaranteed mortgage-backed securities subject to limited, and in certain instances, lifetime credit recourse on the loans that serve as collateral for the mortgage-backed securities. Also, from time to time, the Corporation may sell, in bulk sale transactions, residential mortgage loans and SBA commercial loans subject to credit recourse or to certain representations and warranties from the Corporation to the purchaser. These representations and warranties may relate, for example, to borrower creditworthiness, loan documentation, collateral, prepayment and early payment defaults. The Corporation may be required to repurchase the loans under the credit recourse agreements or representation and warranties.
At December 31, 2010, the Corporation serviced  $4.0 billion (2009 —  $4.5 billion) in residential mortgage loans subject to credit recourse provisions, principally loans associated with FNMA and Freddie Mac residential mortgage loan securitization programs. In the event of any customer default, pursuant to the credit recourse provided, the Corporation is required to repurchase the loan or reimburse the third party investor for the incurred loss. The maximum potential amount of future payments that the Corporation would be required to make under the recourse arrangements in the event of nonperformance by the borrowers is equivalent to the total outstanding balance of the residential mortgage loans serviced with recourse and interest, if applicable. During 2010, the Corporation repurchased approximately  $121 million of unpaid principal balance in mortgage loans subject to the credit recourse provisions (2009 —  $47 million). In the event of nonperformance by the borrower, the Corporation has rights to the underlying collateral securing the mortgage loan. The Corporation suffers losses on these loans when the proceeds from a foreclosure sale of the property underlying a defaulted mortgage loan are less than the outstanding principal balance of the loan plus any uncollected interest advanced and the costs of holding and disposing the related property. At December 31, 2010, the Corporation’s liability established to cover the estimated credit loss exposure related to loans sold or serviced with credit recourse amounted to  $54 million (2009 —  $16 million). The following table shows the changes in the Corporation’s liability of estimated losses from these credit recourses agreements, included in the consolidated statements of condition for the years ended December 31, 2010 and December 31, 2009:

(in thousands)	2010	2009

Balance as of beginning of year	$15,584	$14,133
Provision for recourse liability	53,979	1,482
Net charge-offs	(15,834)	(31)

Balance as of end of year	$53,729	$15,584

The probable losses to be absorbed under the credit recourse arrangements are recorded as a liability when the loans are sold and are updated by accruing or reversing expense (categorized in the line item “gain (loss) on sale of loans, including adjustments to indemnity reserves, and valuation adjustments on loans held-for-sale” in the consolidated statements of operations) throughout the life of the loan, as necessary, when additional relevant information becomes available. The methodology used to estimate the recourse liability is a function of the recourse arrangements given and considers a variety of factors, which include actual defaults and historical loss experience, foreclosure rate, estimated future defaults and the probability that a loan would be delinquent. Statistical methods are used to estimate the recourse liability. Expected loss rates are applied to different loan segmentations. The expected loss, which represents the amount expected to be lost on a given loan, considers the probability of default and loss severity. The probability of default represents the probability that a loan in good standing would become 90 days delinquent within the following twelve-month period. Regression analysis quantifies the relationship between the default event and loan-specific characteristics, including credit scores, loan-to-value rates, loan aging, among others.
When the Corporation sells or securitizes mortgage loans, it generally makes customary representations and warranties regarding the characteristics of the loans sold. The Corporation’s mortgage operations in Puerto Rico group conforming mortgage loans into pools which are exchanged for FNMA and GNMA mortgage-backed securities, which are generally sold to private investors, or may sell the loans directly to FNMA or other private investors for cash. To the extent the loans do not meet specified characteristics, the Corporation may be required to repurchase such loans or indemnify for losses. As required under the government agency programs, quality review procedures are performed by the Corporation to ensure that asset guideline qualifications are met. The Corporation has not recorded any specific contingent liability in the consolidated financial statements for these customary representation and warranties related to loans sold by the Corporation’s mortgage operations in Puerto Rico, and management believes that, based on historical data, the probability of payments and expected losses under these representations and warranty arrangements is not significant.
Servicing agreements relating to the mortgage-backed securities programs of FNMA, and GNMA, and to mortgage loans sold or serviced to certain other investors, including FHLMC, require the Corporation to advance funds to make scheduled payments of principal, interest, taxes and insurance, if such payments have not been received from the borrowers. At December 31, 2010, the Corporation serviced  $18.4 billion (2009 —  $17.7 billion) in mortgage loans, including the loans serviced with credit recourse. The Corporation generally recovers funds advanced pursuant to these arrangements from the mortgage owner, from liquidation proceeds when the mortgage loan is foreclosed or, in the case of FHA/VA loans, under the applicable FHA and VA insurance and guarantee programs. However, in the meantime, the Corporation must absorb the cost of the funds it advances during the time the advance is outstanding. The Corporation must also bear the costs of attempting to collect on delinquent and defaulted mortgage loans. In addition, if a defaulted loan is not cured, the mortgage loan would be canceled as part of the foreclosure proceedings and the Corporation would not receive any future servicing income with respect to that loan. At December 31, 2010, the amount of funds advanced by the Corporation under such servicing agreements was approximately  $24 million (2009 —  $14 million). To the extent the mortgage loans underlying the Corporation’s servicing portfolio experience increased delinquencies, the Corporation would be required to dedicate additional cash resources to comply with its obligation to advance funds as well as incur additional administrative costs related to increases in collection efforts.
At December 31, 2010, the Corporation established reserves for customary representation and warranties related to loans sold by its U.S. subsidiary E-LOAN prior to 2009. Loans had been sold to investors on a servicing released basis subject to certain representation and warranties. Although the risk of loss or default was generally assumed by the investors, the Corporation is required to make certain representations relating to borrower creditworthiness, loan documentation and collateral, which if not complied, may result in requiring the Corporation to repurchase the loans or indemnify investors for any related losses associated to these loans. At December 31, 2010, the Corporation’s reserve for estimated losses from such representation and warranty arrangements amounted to  $31 million, which was included as part of other liabilities in the consolidated statement of condition (2009 —  $33 million). E-LOAN is no longer originating and selling loans since the subsidiary ceased these activities in 2008. On a quarterly basis, the Corporation reassesses its estimate for expected losses associated to E-LOAN’s customary representation and warranty arrangements. The analysis incorporates expectations on future disbursements based on quarterly repurchases and make-whole events. The analysis also considers factors such as the average length-time between the loan’s funding date and the loan repurchase date, as observed in the historical loan data. During 2010, E-LOAN charged-off approximately  $21 million (2009 —  $14 million) against this representation and warranty reserve associated with loan repurchases and indemnification or make-whole events. Make-whole events are typically defaulted cases in which the investor attempts to recover by collateral or guarantees, and the seller is obligated to cover any impaired or unrecovered portion of the loan. Claims have been predominantly for first mortgage agency loans and principally consist of underwriting errors related to undisclosed debt or missing documentation. The following table shows the changes in the Corporation’s liability for estimated losses associated with customary representations and warranties related to loans sold by E-Loan, included in the consolidated statement of condition for the years ended December 31, 2010 and December 31, 2009:

(in thousands)	2010	2009

Balance as of beginning of year	$33,294	$5,713
Provision for representations and warranties	18,594	41,377
Net charge-offs / termination	(21,229)	(13,796)

Balance as of end of year	$30,659	$33,294

During 2008, the Corporation provided indemnifications for the breach of certain representations or warranties in connection with certain sales of assets by the discontinued operations of PFH. The sales were on a non-credit recourse basis. At December 31, 2010, the agreements primarily include indemnification for breaches of certain key representations and warranties, some of which expire within a definite time period; others survive until the expiration of the applicable statute of limitations, and others do not expire. Certain of the indemnifications are subject to a cap or maximum aggregate liability defined as a percentage of the purchase price. The indemnifications agreements outstanding at December 31, 2010 are related principally to make-whole arrangements. At December 31, 2010, the Corporation’s reserve related to PFH’s indemnity arrangements amounted to  $8 million (2009 —  $9 million), and is included as other liabilities in the consolidated statement of condition. During 2010, the Corporation recorded charge-offs with respect to the PFH’s representation and warranty arrangements amounting to approximately  $2 million (2009 —  $3 million). The reserve balance at December 31, 2010 contemplates historical indemnity payments. Certain indemnification provisions, which included, for example, reimbursement of premiums on early loan payoffs and repurchase obligation for defaulted loans within a short-term timeframe, expired during 2009. Popular, Inc. Holding Company and Popular North America have agreed to guarantee certain obligations of PFH with respect to the indemnification obligations. The following table shows the changes in the Corporation’s liability for estimated losses associated to loans sold by the discontinued operations of PFH, included in the consolidated statement of condition for the years ended December 31, 2010 and December 31, 2009:

(in thousands)	2010	2009

Balance as of beginning of period	$9,405	$15,371
Provision for representations and warranties	911	(3,633)
Net charge-offs / termination	(2,258)	(2,333)

Balance as of end of period	$8,058	$9,405

During the year ended December 31, 2009, the Corporation sold a lease portfolio of approximately  $0.3 billion. At December 31, 2010, the reserve established to provide for any losses on the breach of certain representations and warranties included in the associated sale agreements amounted to  $0.9 million (2009 —  $6 million). This reserve is included as part of other liabilities in the consolidated statement of condition. During 2010, the Corporation recorded charge-offs of approximately  $0.6 million related to these representation and warranty arrangements (2009 —  $1 million).
Popular, Inc. Holding Company (“PIHC”) fully and unconditionally guarantees certain borrowing obligations issued by certain of its wholly-owned consolidated subsidiaries totaling  $0.6 billion at December 31, 2010 and December 31, 2009. In addition, at December 31, 2010 and December 31, 2009, PIHC fully and unconditionally guaranteed on a subordinated basis  $1.4 billion of capital securities (trust preferred securities) issued by wholly-owned issuing trust entities to the extent set forth in the applicable guarantee agreement. Refer to Note 23 to the consolidated financial statements for information on these trust entities.

Commitments and Contingencies	12 Months Ended
Dec. 31, 2010
Commitments and Contingencies [Abstract]
Commitments and Contingencies
Note 34 — Commitments and Contingencies:
Off-balance sheet risk
The Corporation is a party to financial instruments with off-balance sheet credit risk in the normal course of business to meet the financial needs of its customers. These financial instruments include loan commitments, letters of credit, and standby letters of credit. These instruments involve, to varying degrees, elements of credit and interest rate risk in excess of the amount recognized in the consolidated statements of condition.
The Corporation’s exposure to credit loss in the event of nonperformance by the other party to the financial instrument for commitments to extend credit, standby letters of credit and financial guarantees written is represented by the contractual notional amounts of those instruments. The Corporation uses the same credit policies in making these commitments and conditional obligations as it does for those reflected on the consolidated statements of condition.
Financial instruments with off-balance sheet credit risk at December 31, whose contract amounts represent potential credit risk were as follows:

(In thousands)	2010	2009

Commitments to extend credit:
Credit card lines	$3,583,430	$3,787,587
Commercial lines of credit	1,920,056	2,826,762
Other unused credit commitments	375,565	398,799
Commercial letters of credit	12,532	13,366
Standby letters of credit	140,064	134,281
Commitments to originate mortgage loans	47,493	47,941

Commitments to extend credit and letters of credit
Contractual commitments to extend credit are legally binding agreements to lend money to customers for a specified period of time. To extend credit, the Corporation evaluates each customer’s creditworthiness. The amount of collateral obtained, if deemed necessary, is based on management’s credit evaluation of the counterparty. Collateral held varies but may include cash, accounts receivable, inventory, property, plant and equipment and investment securities, among others. Since many of the loan commitments may expire without being drawn upon, the total commitment amount does not necessarily represent future cash requirements.
There are two principal types of letters of credit: commercial and standby letters of credit. The credit risk involved in issuing letters of credit is essentially the same as that involved in extending loan facilities to customers.
In general, commercial letters of credit are short-term instruments used to finance a commercial contract for the shipment of goods from a seller to a buyer. This type of letter of credit ensures prompt payment to the seller in accordance with the terms of the contract. Although the commercial letter of credit is contingent upon the satisfaction of specified conditions, it represents a credit exposure if the buyer defaults on the underlying transaction.
Standby letters of credit are issued by the Corporation to disburse funds to a third party beneficiary if the Corporation’s customer fails to perform under the terms of an agreement with the beneficiary. These letters of credit are used by the customer as a credit enhancement and typically expire without being drawn upon.
At December 31, 2010, the Corporation maintained a reserve of approximately  $21 million for potential losses associated with unfunded loan commitments related to commercial and consumer lines of credit (2009 —  $15 million), including  $6 million of the unamortized balance of the contingent liability on unfunded loan commitments recorded with the Westernbank FDIC-assisted transaction.
Other commitments
At December 31, 2010, the Corporation also maintained other non-credit commitments for  $10 million, primarily for the acquisition of other investments (2009 —  $10 million).
Business concentration
Since the Corporation’s business activities are currently concentrated primarily in Puerto Rico, its results of operations and financial condition are dependent upon the general trends of the Puerto Rico economy and, in particular, the residential and commercial real estate markets. The concentration of the Corporation’s operations in Puerto Rico exposes it to greater risk than other banking companies with a wider geographic base. Its asset and revenue composition by geographical area is presented in Note 39 to the consolidated financial statements included in the Annual Report.
The Corporation’s loan portfolio is diversified by loan category. However, approximately  $12.0 billion, or 58% of the Corporation’s loan portfolio not covered under the FDIC loss sharing agreements at December 31, 2010, consisted of real estate-related loans, including residential mortgage loans, construction loans and commercial loans secured by commercial real estate.
Except for the Corporation’s exposure to the Puerto Rico Government sector, no individual or single group of related accounts is considered material in relation to our total assets or deposits, or in relation to our overall business. At December 31, 2010, the Corporation had approximately  $1.4 billion of credit facilities granted to or guaranteed by the Puerto Rico Government, its municipalities and public corporations, of which  $199 million were uncommitted lines of credit. Of the total credit facilities granted,  $1.1 billion was outstanding at December 31, 2010. Furthermore, at December 31, 2010, the Corporation had  $145 million in obligations issued or guaranteed by the Puerto Rico Government, its municipalities and public corporations as part of its investment securities portfolio.
Other contingencies
As indicated in Note 3 to the consolidated financial statements, as part of the loss sharing agreements with the FDIC related to the Westernbank FDIC-assisted transaction, the Corporation has agreed to make a true-up payment to the FDIC on the date that is 45 days following the last day of the final shared loss month, or upon the final disposition of all covered assets under the loss sharing agreements in the event losses on the loss sharing agreements fail to reach expected levels. The true up-payment was estimated at  $169 million and is considered as part of the carrying value of the FDIC loss share indemnification asset at December 31, 2010.
Legal Proceedings
Popular and its subsidiaries are defendants in a number of legal proceedings arising in the ordinary course of business. Based on the opinion of legal counsel, management believes that the final disposition of these matters, except for the matters described below which are in very early stages and management cannot currently predict their outcome, will not have a material adverse effect on our business, results of operations, financial condition and liquidity.
Between May 14, 2009 and September 9, 2009, five putative class actions and two derivative claims were filed in the United States District Court for the District of Puerto Rico and the Puerto Rico Court of First Instance, San Juan Part, against Popular, Inc., and certain of its directors and officers, among others. The five class actions were consolidated into two separate actions: a securities class action captioned Hoff v. Popular, Inc., et al. (consolidated with Otero v. Popular, Inc., et al.) and an Employee Retirement Income Security Act (ERISA) class action entitled In re Popular, Inc. ERISA Litigation (comprised of the consolidated cases of Walsh v. Popular, Inc., et al.; Montañez v. Popular, Inc., et al.; and Dougan v. Popular, Inc., et al.).
On October 19, 2009, plaintiffs in the Hoff case filed a consolidated class action complaint which included as defendants the underwriters in the May 2008 offering of Series B Preferred Stock, among others. The consolidated action purported to be on behalf of purchasers of Popular’s securities between January 24, 2008 and February 19, 2009 and alleged that the defendants violated Section 10(b) of the Exchange Act, and Rule 10b-5 promulgated thereunder, and Section 20(a) of the Exchange Act by issuing a series of allegedly false and/or misleading statements and/or omitting to disclose material facts necessary to make statements made by the Corporation not false and misleading. The consolidated action also alleged that the defendants violated Section 11, Section 12(a)(2) and Section 15 of the Securities Act by making allegedly untrue statements and/or omitting to disclose material facts necessary to make statements made by the Corporation not false and misleading in connection with the May 2008 offering of Series B Preferred Stock. The consolidated securities class action complaint sought class certification, an award of compensatory damages and reasonable costs and expenses, including counsel fees. On January 11, 2010, Popular, the underwriter defendants and the individual defendants moved to dismiss the consolidated securities class action complaint. On August 2, 2010, the U.S. District Court for the District of Puerto Rico granted the motion to dismiss filed by the underwriter defendants on statute of limitations grounds. The Court also dismissed the Section 11 claim brought against Popular’s directors on statute of limitations grounds and the Section 12(a)(2) claim brought against Popular because plaintiffs lacked standing. The Court declined to dismiss the claims brought against Popular and certain of its officers under Section 10(b) of the Exchange Act (and Rule 10b-5 promulgated thereunder), Section 20(a) of the Exchange Act, and Sections 11 and 15 of the Securities Act, holding that plaintiffs had adequately alleged that defendants made materially false and misleading statements with the requisite state of mind.
On November 30, 2009, plaintiffs in the ERISA case filed a consolidated class action complaint. The consolidated complaint purported to be on behalf of employees participating in the Popular, Inc. U.S.A. 401(k) Savings and Investment Plan and the Popular, Inc. Puerto Rico Savings and Investment Plan from January 24, 2008 to the date of the Complaint to recover losses pursuant to Sections 409 and 502(a)(2) of ERISA against Popular, certain directors, officers and members of plan committees, each of whom was alleged to be a plan fiduciary. The consolidated complaint alleged that defendants breached their alleged fiduciary obligations by, among other things, failing to eliminate Popular stock as an investment alternative in the plans. The complaint sought to recover alleged losses to the plans and equitable relief, including injunctive relief and a constructive trust, along with costs and attorneys’ fees. On December 21, 2009, and in compliance with a scheduling order issued by the Court, Popular and the individual defendants submitted an answer to the amended complaint. Shortly thereafter, on December 31, 2009, Popular and the individual defendants filed a motion to dismiss the consolidated class action complaint or, in the alternative, for judgment on the pleadings. On May 5, 2010, a magistrate judge issued a report and recommendation in which he recommended that the motion to dismiss be denied except with respect to Banco Popular de Puerto Rico, as to which he recommended that the motion be granted. On May 19, 2010, Popular filed objections to the magistrate judge’s report and recommendation. On September 30, 2010, the Court issued an order without opinion granting in part and denying in part the motion to dismiss and providing that the Court would issue an opinion and order explaining its decision. No opinion was, however, issued prior to the settlement in principle discussed below.
The derivative actions (García v. Carrión, et al. and Díaz v. Carrión, et al.) were brought purportedly for the benefit of nominal defendant Popular, Inc. against certain executive officers and directors and alleged breaches of fiduciary duty, waste of assets and abuse of control in connection with our issuance of allegedly false and misleading financial statements and financial reports and the offering of the Series B Preferred Stock. The derivative complaints sought a judgment that the action was a proper derivative action, an award of damages, restitution, costs and disbursements, including reasonable attorneys’ fees, costs and expenses. On October 9, 2009, the Court coordinated for purposes of discovery the García action and the consolidated securities class action. On October 15, 2009, Popular and the individual defendants moved to dismiss the García complaint for failure to make a demand on the Board of Directors prior to initiating litigation. On November 20, 2009, plaintiffs filed an amended complaint, and on December 21, 2009, Popular and the individual defendants moved to dismiss the García amended complaint. At a scheduling conference held on January 14, 2010, the Court stayed discovery in both the Hoff and García matters pending resolution of their respective motions to dismiss. On August 11, 2010, the Court granted in part and denied in part the motion to dismiss the Garcia action. The Court dismissed the gross mismanagement and corporate waste claims, but declined to dismiss the breach of fiduciary duty claim. The Díaz case, filed in the Puerto Rico Court of First Instance, San Juan, was removed to the U.S. District Court for the District of Puerto Rico. On October 13, 2009, Popular and the individual defendants moved to consolidate the García and Díaz actions. On October 26, 2009, plaintiff moved to remand the Diaz case to the Puerto Rico Court of First Instance and to stay defendants’ consolidation motion pending the outcome of the remand proceedings. On September 30, 2010, the Court issued an order without opinion remanding the Diaz case to the Puerto Rico Court of First Instance. On October 13, 2010, the Court issued a Statement of Reasons In Support of Remand Order. On October 28, 2010, Popular and the individual defendants moved for reconsideration of the remand order. The court denied Popular’s request for reconsideration shortly thereafter.
On April 13, 2010, the Puerto Rico Court of First Instance in San Juan granted summary judgment dismissing a separate complaint brought by plaintiff in the García action that sought to enforce an alleged right to inspect the books and records of the Corporation in support of the pending derivative action. The Court held that plaintiff had not propounded a “proper purpose” under Puerto Rico law for such inspection. On April 28, 2010, plaintiff in that action moved for reconsideration of the Court’s dismissal. On May 4, 2010, the Court denied plaintiff’s request for reconsideration. On June 7, 2010, plaintiff filed an appeal before the Puerto Rico Court of Appeals. On June 11, 2010, Popular and the individual defendants moved to dismiss the appeal. On June 22, 2010, the Court of Appeals dismissed the appeal. On July 6, 2010, plaintiff moved for reconsideration of the Court’s dismissal. On July 16, 2010, the Court of Appeals denied plaintiff’s request for reconsideration.
At the Court’s request, the parties to the Hoff and García cases discussed the prospect of mediation and agreed to nonbinding mediation in an attempt to determine whether the cases could be settled. On January 18-19, 2011, the parties to the Hoff and García cases engaged in nonbinding mediation before the Honorable Nicholas Politan. As a result of the mediation, the Corporation and the other named defendants to the Hoff matter entered into a memorandum of understanding to settle this matter. Under the terms of the memorandum of understanding, subject to certain customary conditions including court approval of a final settlement agreement in consideration for the full settlement and release of all defendants, the amount of  $37.5 million will be paid by or on behalf of defendants (of which management expects approximately  $30 million will be covered by insurance). The parties intend to file a stipulation of settlement and a joint motion for preliminary approval within 45 days of the execution of the memorandum of understanding. The Corporation’s recognized a charge, net of the amount expected to be covered by insurance, of  $7.5 million in December 2010 to cover the uninsured portion of the settlement.
The García and Diaz actions were not included in the settlements. However, since these are derivative actions, the Corporation does not expect to be liable for the payment of any monetary award, other than the possible payment of the plaintiff’s attorneys’ fees.
In addition, the Corporation is aware that a suit asserting similar claims on behalf of certain individual shareholders under the federal securities laws was filed on January 18, 2011.
Prior to the Hoff and derivative action mediation, the parties to the ERISA class action,entered into a separate memorandum of understanding to settle that action. Under the terms of the ERISA memorandum of understanding, subject to certain customary conditions including court approval of a final settlement agreement in consideration for the full settlement and release of all defendants, the amount of  $8.2 million will be paid by or on behalf of the defendants (all of which management expects will be covered by insurance). The parties intend to file a joint request to approve the settlement by approximately the middle of April 2011.
Popular does not expect to record any material gain or loss as a result of the settlements. Popular has made no admission of liability in connection with either settlement.
At this point, the settlement agreements are not final and are subject to a number of future events, including approval of the settlements by the relevant courts. There can be no assurances that the settlements will be finalized or as to the timing of the payments described above.
On October 7, 2010, a putative class action for breach of contract and damages captioned Almeyda-Santiago v. Banco Popular de Puerto Rico, was filed in the Puerto Rico Court of First Instance against Banco Popular de Puerto Rico. The complaint essentially asserts that plaintiff has suffered damages because of Banco Popular’s allegedly fraudulent overdraft fee practices in connection with debit card transactions. Such practices allegedly consist of: (a) the reorganization of electronic debit transactions in high-to-low order so as to multiply the number of overdraft fees assessed on its customers; (b) the assessment of overdraft fees even when clients have not overdrawn their accounts; (c) the failure to disclose, or to adequately disclose, its overdraft policy to its customers; and (d) the provision of false and fraudulent information regarding its clients’ account balances at point of sale transactions and on its website. Plaintiff seeks damages, restitution and provisional remedies against Banco Popular for breach of contract, abuse of trust, illegal conversion and unjust enrichment. The Corporation intends to vigorously contend these claims.
On December 13, 2010, Popular was served with a class action complaint captioned García Lamadrid, et al. v. Banco Popular, et al. which was filed in the Puerto Rico Court of First Instance. The complaint generally seeks damages against Banco Popular de Puerto Rico, other defendants and their respective insurance companies for their alleged breach of certain fiduciary duties, breach of contract, and alleged violations of local tort law. Plaintiffs seek in excess of  $600 million in damages, plus costs and attorneys fees.
More specifically, plaintiffs — Guillermo García Lamadrid and Benito del Cueto Figueras — are suing Defendant BPPR for the losses they (and others) experienced through their investment in the RG Financial Corporation-backed Conservation Trust Fund securities. Plaintiffs essentially claim that Banco Popular allegedly breached its fiduciary duties to them by failing to keep all relevant parties informed of any developments that could affect the Conservation Trust notes or that could become an event of default under the relevant trust agreements; and that in so doing, it acted imprudently, unreasonably and grossly negligently. Popular must answer or otherwise plead by February 28, 2011.
At this early stage, it is not possible for management to assess the probability of an adverse outcome, or reasonably estimate the amount of any potential loss. It is possible that the ultimate resolution of the Almeyda-Santiago and García Lamadrid cases, if unfavorable, may be material to our results of operations.

Non-consolidated Variable Interest Entities	12 Months Ended
Dec. 31, 2010
Non-consolidated Variable Interest Entities [Abstract]
Non-Consolidated Variable Interest Entities
Note 35 — Non-consolidated variable interest entities:
The Corporation transfers residential mortgage loans in guaranteed loan securitizations. The Corporation’s continuing involvement in these transfers includes owning certain beneficial interests in the form of securities as well as the servicing rights retained. The Corporation is not required to provide additional financial support to any of the variable interest entities to which it has transferred the financial assets. The mortgage-backed securities, to the extent retained, are classified in the Corporation’s consolidated statement of condition as available-for-sale or trading securities.
The Corporation is involved with various special purpose entities mainly in guaranteed mortgage securitization transactions. These special purpose entities are deemed to be variable interest entities (“VIEs”) since they lack equity investments at risk. As part of the adoption of ASU 2009-17, during the first quarter of 2010, the Corporation evaluated these guaranteed mortgage securitization structures in which it participates, including GNMA and FNMA, and concluded that the Corporation is not the primary beneficiary of these VIEs, and therefore, are not required to be consolidated in the Corporation’s financial statements. The Corporation qualitatively assessed whether it held a controlling financial interest in these VIEs, which included analyzing if it had both the power to direct the activities of the VIE that most significantly impact the entity’s economic performance and the obligation to absorb losses of the entity that could potentially be significant to the VIE. The Corporation concluded that, essentially, these entities (FNMA and GNMA) control the design of their respective VIEs, dictate the quality and nature of the collateral, require the underlying insurance, set the servicing standards via the servicing guides and can change them at will, and remove a primary servicer with cause, and without cause in the case of FNMA. Moreover, through their guarantee obligations, agencies (FNMA and GNMA) have the obligation to absorb losses that could be potentially significant to the VIE. The conclusion on the assessment of these guaranteed mortgage securitization transactions has not change throughout the year ended December 31, 2010.
The Corporation holds variable interests in these VIEs in the form of agency mortgage-backed securities and collateralized mortgage obligations, including those securities originated by the Corporation and those acquired from third parties. Additionally, the Corporation holds agency mortgage-backed securities, agency collateralized mortgage obligations and private label collateralized mortgage obligations issued by third party VIEs in which it has no other form of continuing involvement. Refer to Note 36 to the consolidated financial statements for additional information on the debt securities outstanding at December 31, 2010 and 2009, which are classified as available-for-sale and trading securities in the Corporation’s consolidated statement of condition. In addition, the Corporation may retain the right to service the transferred loans in those government-sponsored special purpose entities (“SPEs”) and may also purchase the right to service loans in other government-sponsored SPEs that were transferred to those SPEs by a third-party. Pursuant to ASC Subtopic 810-10, the servicing fees that the Corporation receives for its servicing role are considered variable interests in the VIEs since the servicing fees are subordinated to the principal and interest that first needs to be paid to the mortgage-backed securities’ investors and to the guaranty fees that need to be paid to the federal agencies.
The following table presents the carrying amount and classification of the assets related to the Corporation’s variable interests in non-consolidated VIEs and the maximum exposure to loss as a result of the Corporation’s involvement as servicer with non-consolidated VIEs at December 31, 2010 and 2009.

(In thousands)	2010	2009

Assets

Servicing assets:
Mortgage servicing rights	$107,313	$104,984

Total servicing assets	$107,313	$104,984

Other assets:
Servicing advances	$2,706	$2,043

Total other assets	$2,706	$2,043

Total	$110,019	$107,027

Maximum exposure to loss	$110,019	$107,027

The size of the non-consolidated VIEs, in which the Corporation has a variable interest in the form of servicing fees, measured as the total unpaid principal balance of the loans, amounted to  $9.3 billion at December 31, 2010 and 2009.
Maximum exposure to loss represents the maximum loss, under a worst case scenario, that would be incurred by the Corporation, as servicer for the VIEs, assuming all loans serviced are delinquent and that the value of the Corporation’s interests and any associated collateral declines to zero, without any consideration of recovery. The Corporation determined that the maximum exposure to loss includes the fair value of the MSRs and the assumption that the servicing advances at December 31, 2010 and 2009 will not be recovered. The agency debt securities are not included as part of the maximum exposure to loss since they are guaranteed by the related agencies.

Fair Value Measurement	12 Months Ended
Dec. 31, 2010
Fair Value Measurement [Abstract]
Fair Value Measurement
Note 36 — Fair value measurement:
ASC Subtopic 820-10 “Fair Value Measurements and Disclosures” establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three levels in order to increase consistency and comparability in fair value measurements and disclosures. The hierarchy is broken down into three levels based on the reliability of inputs as follows:
•	Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Corporation has the ability to access at the measurement date. Valuation on these instruments does not necessitate a significant degree of judgment since valuations are based on quoted prices that are readily available in an active market.

•	Level 2 - Quoted prices other than those included in Level 1 that are observable either directly or indirectly. Level 2 inputs include quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, or other inputs that are observable or that can be corroborated by observable market data for substantially the full term of the financial instrument.

•	Level 3 - Inputs are unobservable and significant to the fair value measurement. Unobservable inputs reflect the Corporation’s own assumptions about assumptions that market participants would use in pricing the asset or liability.
The Corporation maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the observable inputs be used when available. Fair value is based upon quoted market prices when available. If listed prices or quotes are not available, the Corporation employs internally-developed models that primarily use market-based inputs including yield curves, interest rates, volatilities, and credit curves, among others. Valuation adjustments are limited to those necessary to ensure that the financial instrument’s fair value is adequately representative of the price that would be received or paid in the marketplace. These adjustments include amounts that reflect counterparty credit quality, the Corporation’s credit standing, constraints on liquidity and unobservable parameters that are applied consistently.
The estimated fair value may be subjective in nature and may involve uncertainties and matters of significant judgment for certain financial instruments. Changes in the underlying assumptions used in calculating fair value could significantly affect the results.
Fair Value on a Recurring Basis
The following fair value hierarchy tables present information about the Corporation’s assets and liabilities measured at fair value on a recurring basis at December 31, 2010 and 2009:

At December 31, 2010
				Balance at
(In millions)	Level 1	Level 2	Level 3	December 31, 2010

Assets

Continuing Operations

Investment securities available-for-sale:

U.S. Treasury securities	—	$38	—	$38
Obligations of U.S. Government sponsored entities	—	1,211	—	1,211
Obligations of Puerto Rico, States and political subdivisions	—	53	—	53
Collateralized mortgage obligations — federal agencies	—	1,238	—	1,238
Collateralized mortgage obligations — private label	—	85	—	85
Mortgage-backed securities	—	2,568	$8	2,576
Equity securities	$4	6	—	10
Other	—	26	—	26

Total investment securities available-for-sale	$4	$5,225	$8	$5,237

Trading account securities, excluding derivatives:

Obligations of Puerto Rico, States and political subdivisions	—	$16	—	$16
Collateralized mortgage obligations	—	1	$3	4
Residential mortgage-backed securities — federal agencies	—	473	20	493
Other	—	30	3	33

Total trading account securities	—	$520	$26	$546

Mortgage servicing rights	—	—	$167	$167
Derivatives	—	$73	—	$73

Total	$4	$5,818	$201	$6,023

Liabilities

Continuing Operations

Derivatives	—	$(76)	—	$(76)
Trading liabilities	—	(11)	—	(11)
Equity appreciation instrument	—	(10)	—	(10)

Total	—	$(97)	—	$(97)

At December 31, 2009
				Balance at December 31,
(In millions)	Level 1	Level 2	Level 3	2009

Assets

Continuing Operations

Investment securities available-for-sale:

U.S. Treasury securities	—	$30	—	$30
Obligations of U.S. Government sponsored entities	—	1,648	—	1,648
Obligations of Puerto Rico, States and political subdivisions	—	81	—	81
Collateralized mortgage obligations — federal agencies	—	1,600	—	1,600
Collateralized mortgage obligations — private label	—	118	—	118
Mortgage-backed securities	—	3,176	$34	3,210
Equity securities	$3	5	—	8

Total investment securities available-for-sale	$3	$6,658	$34	$6,695

Trading account securities, excluding derivatives:

Obligations of Puerto Rico, States and political subdivisions	—	$13	—	$13
Collateralized mortgage obligations	—	1	$3	4
Residential mortgage-backed securities — federal agencies	—	208	224	432
Other	—	9	3	12

Total trading account securities	—	$231	$230	$461

Mortgage servicing rights	—	—	$170	$170
Derivatives	—	$73	—	73

Total	$3	$6,962	$434	$7,399

Liabilities

Continuing Operations

Derivatives	—	$(73)	—	$(73)

Total	—	$(73)	—	$(73)

The following tables present the changes in Level 3 assets and liabilities measured at fair value on a recurring basis for the years ended December 31, 2010 and 2009.

Year ended December 31, 2010
						Changes in
						unrealized
						gains
						(losses)
			Purchases			included in
			sales,			earnings/OCI
			issuances,			related to
	Balance	Gains	settlements,		Balance	assets still
	at	(losses)	and	Transfers	at	held at
	January	included in	paydowns	in (out) of	December	December
(In millions)	1, 2010	earnings/OCI	(net)	Level 3	31, 2010	31, 2010

Assets
Continuing Operations
Investment securities available-for-sale:
Mortgage-backed securities	$34	$1	—	$(27)	$8	—

Total investment securities available-for-sale:	$34	$1	—	$(27)	$8	—	[a]

Trading account securities:
Collateralized mortgage obligations	$3	—	—	—	$3	—
Residential mortgage- backed securities — federal agencies	224	$3	$(37)	$(170)	20	—
Other	3	—	—	—	3	—

Total trading account securities	$230	$3	$(37)	$(170)	$26	—	[b]

Mortgage servicing rights	$170	$(23)	$20	—	$167	$(17)[c]

Total	$434	$(19)	$(17)	$(197)	$201	$(17)

[a]	Gains are included in OCI

[b]	Gains (losses) are included in “Trading account profit” in the statement of operations

[c]	Gains (losses) are included in “Other service fees” in the statement of operations

Year ended December 31, 2009
						Changes in
						unrealized
						gains
						(losses)
				Purchases		included in
				sales,		earnings
			Increase	issuances,		related to
			(decrease)	settlements		assets still
	Balance at	Gain (losses)	in accrued	and	Balance	held at
	January 1,	included in	interest	paydowns	at December	December
(In millions)	2009	earnings/OCI	receivable	(net)	31, 2009	31, 2009

Assets
Continuing Operations
Investment securities available-for-sale:

Mortgage-backed securities	$37	—	—	$(3)	$34	—

Total investment securities available-for-sale:	$37	—	—	$(3)	$34	—	[a]

Trading account securities:
Collateralized mortgage obligations	$3	—	—	—	$3	—
Residential mortgage backed securities — federal agencies	292	$3	—	$(71)	224	$6
Other	5	(1)	—	(1)	3	—

Total trading account securities	$300	$2	—	$(72)	$230	$6	[b]

Mortgage servicing rights	$176	$(31)	—	$25	$170	$(18)[c]

Discontinued Operations
Loans measured at fair value pursuant to fair value option	$5	$1	—	$(6)	—	—	[d]

Total	$518	$(28)	—	$(56)	$434	$(12)

[a]	Gains are included in OCI

[b]	Gain (losses) are included in “Trading account profit” in the statement of operations

[c]	Gains (losses) are included in “Other service fees” in the statement of operations

[d]	Gains (losses) are included in “Loss from discontinued operations, net of tax” in the statement of operations

During the year ended December 31, 2010, there were  $197 million in transfers out of Level 3 for financial instruments measured at fair value on a recurring basis. These transfers resulted from certain exempt FNMA and GNMA mortgage-backed securities, which were transferred out of Level 3 and into Level 2, as a result of a change to a valuation methodology with less unobservable inputs, from an internally-developed pricing matrix to pricing them based on a bond’s theoretical value for similar bonds defined by credit quality and market sector. Their fair value incorporates an option adjusted spread. Pursuant to the Corporation’s policy, these transfers were recognized as of the end of the reporting period. There were no transfers in and / or out of Level 1 during the year ended December 31, 2010.
There were no transfers in and/or out of Level 3 for financial instruments measured at fair value on a recurring basis during the year ended December 31, 2009. There were no transfers in and/or out of Level 1 and Level 2 during the year ended December 31, 2009.
Gains and losses (realized and unrealized) included in earnings for the years ended December 31, 2010 and 2009 for Level 3 assets and liabilities included in the previous tables are reported in the consolidated statement of operations as follows:

	Year ended December 31, 2010		Year ended December 31, 2009
		Changes in unrealized
	Total gains	gains (losses) relating	Total gains (losses)	Changes in unrealized gains
	(losses) included	to assets still held at	included in	(losses) relating to assets still
(In millions)	in earnings/OCI	reporting date	earnings/OCI	held at reporting date

Continuing Operations
OCI	$1	—	—	—
Other service fees	(23)	$(17)	$(31)	$(18)
Trading account profit	3	—	2	6
Discontinued Operations
Loss from discontinued operations, net of tax	—	—	1	—

Total	$(19)	$(17)	$(28)	$(12)

Additionally, in accordance with generally accepted accounting principles, the Corporation may be required to measure certain assets at fair value on a nonrecurring basis in periods subsequent to their initial recognition. The adjustments to fair value usually result from the application of lower of cost or fair value accounting, identification of impaired loans requiring specific reserves under ASC Section 310-10-35 “Accounting by Creditors for Impairment of a Loan”, or write-downs of individual assets. The following tables present financial and non-financial assets that were subject to a fair value measurement on a nonrecurring basis during the years ended December 31, 2010 and 2009, and which were still included in the consolidated statement of condition as of such dates. The amounts disclosed represent the aggregate fair value measurements of those assets as of the end of the reporting period.

Carrying value at December 31, 2010
(In millions)	Level 1	Level 2	Level 3	Total

Continuing Operations
Loans [1]	—	—	$204	$204
Loans held-for-sale [2]	—	—	671	671
Other real estate owned [3]	—	—	45	45

Total	—	—	$920	$920

[1]	Relates mostly to certain impaired collateral dependent loans. The impairment was measured based on the fair value of the collateral, which is derived from appraisals that take into consideration prices in observed transactions involving similar assets in similar locations, in accordance with the provisions of ASC Section 310-10-35.

[2]	Relates to lower of cost or fair value adjustments of loans held-for-sale and loans transferred from loans held-in-portfolio to loans held-for-sale. These adjustments were principally determined based on negotiated price terms for the loans.

[3]	Represents the fair value of foreclosed real estate owned that were measured at fair value.

Carrying value at December 31, 2009
(In millions)	Level 1	Level 2	Level 3	Total

Continuing Operations
Loans [1]	—	—	$877	$877
Other real estate owned [2]	—	—	60	60
Other foreclosed assets [2]	—	—	5	5

Total	—	—	$942	$942

[1]	Relates mostly to certain impaired collateral dependent loans. The impairment was measured based on the fair value of the collateral, which is derived from appraisals that take into consideration prices in observed transactions involving similar assets in similar locations, in accordance with the provisions of ASC Section 310-10-35.

[2]	Represents the fair value of foreclosed real estate and other collateral owned that were measured at fair value.

Following is a description of the Corporation’s valuation methodologies used for assets and liabilities measured at fair value. The disclosure requirements exclude certain financial instruments and all non-financial instruments. Accordingly, the aggregate fair value amounts of the financial instruments disclosed do not represent management’s estimate of the underlying value of the Corporation.
Trading Account Securities and Investment Securities Available-for-Sale
•	U.S. Treasury securities: The fair value of U.S. Treasury securities is based on yields that are interpolated from the constant maturity treasury curve. These securities are classified as Level 2.

•	Obligations of U.S. Government sponsored entities: The Obligations of U.S. Government sponsored entities include U.S. agency securities, which fair value is based on an active exchange market and on quoted market prices for similar securities. The U.S. agency securities are classified as Level 2.

•	Obligations of Puerto Rico, States and political subdivisions: Obligations of Puerto Rico, States and political subdivisions include municipal bonds. The bonds are segregated and the like characteristics divided into specific sectors. Market inputs used in the evaluation process include all or some of the following: trades, bid price or spread, two sided markets, quotes, benchmark curves including but not limited to Treasury benchmarks, LIBOR and swap curves, market data feeds such as MSRB, discount and capital rates, and trustee reports. The municipal bonds are classified as Level 2.

•	Mortgage-backed securities: Certain agency mortgage-backed securities (“MBS”) are priced based on a bond’s theoretical value from similar bonds defined by credit quality and market sector. Their fair value incorporates an option adjusted spread. The agency MBS are classified as Level 2. Other agency MBS such as GNMA Puerto Rico Serials are priced using an internally-prepared pricing matrix with quoted prices from local brokers dealers. These particular MBS are classified as Level 3.

•	Collateralized mortgage obligations: Agency and private collateralized mortgage obligations (“CMOs”) are priced based on a bond’s theoretical value from similar bonds defined by credit quality and market sector and for which fair value incorporates an option adjusted spread. The option adjusted spread model includes prepayment and volatility assumptions, ratings (whole loans collateral) and spread adjustments. These CMOs are classified as Level 2. Other CMOs, due to their limited liquidity, are classified as Level 3 due to the insufficiency of inputs such as broker quotes, executed trades, credit information and cash flows.

•	Equity securities: Equity securities with quoted market prices obtained from an active exchange market are classified as Level 1. Other equity securities that do not trade in highly liquid markets are classified as Level 2.

•	Corporate securities, commercial paper and mutual funds (included as “other” in the “trading account securities” category): Quoted prices for these security types are obtained from broker dealers. Given that the quoted prices are for similar instruments or do not trade in highly liquid markets, these securities are classified as Level 2. The important variables in determining the prices of Puerto Rico tax-exempt mutual fund shares are net asset value, dividend yield and type of assets in the fund. All funds trade based on a relevant dividend yield taking into consideration the aforementioned variables. In addition, demand and supply also affect the price. Corporate securities that trade less frequently or are in distress are classified as Level 3.
Mortgage servicing rights
Mortgage servicing rights (“MSRs”) do not trade in an active market with readily observable prices. MSRs are priced internally using a discounted cash flow model. The valuation model considers servicing fees, portfolio characteristics, prepayments assumptions, delinquency rates, late charges, other ancillary revenues, cost to service and other economic factors. Due to the unobservable nature of certain valuation inputs, the MSRs are classified as Level 3.
Derivatives
Interest rate swaps, interest rate caps and indexed options are traded in over-the-counter active markets. These derivatives are indexed to an observable interest rate benchmark, such as LIBOR or equity indexes, and are priced using an income approach based on present value and option pricing models using observable inputs. Other derivatives are liquid and have quoted prices, such as forward contracts or “to be announced securities” (“TBAs”). All of these derivatives are classified as Level 2. The non-performance risk is determined using internally-developed models that consider the collateral held, the remaining term, and the creditworthiness of the entity that bears the risk, and uses available public data or internally-developed data related to current spreads that denote their probability of default.
Equity appreciation instrument
Refer to Note 3 to the consolidated financial statements for a description of the terms of the equity appreciation instrument. The fair value of the equity appreciation instrument was estimated by determining a call option value using the Black-Scholes Option Pricing Model. The principal variables in determining the fair value of the equity appreciation instrument include the implied volatility determined based on the historical daily volatility of the Corporation’s common stock, the exercise price of the instrument, the price of the call option, and the risk-free rate. The equity appreciation instrument is classified as Level 2.
Loans held-in-portfolio considered impaired under ASC Section 310-10-35 that are collateral dependent
The impairment is measured based on the fair value of the collateral, which is derived from appraisals that take into consideration prices in observed transactions involving similar assets in similar locations, in accordance with the provisions of ASC Section 310-10-35. Currently, the associated loans considered impaired are classified as Level 3.
Loans measured at fair value pursuant to lower of cost or fair value adjustments
Loans measured at fair value on a nonrecurring basis pursuant to lower of cost or fair value were priced based on bids received from potential buyers, secondary market prices, and discounted cash flow models which incorporate internally-developed assumptions for prepayments and credit loss estimates. These loans are classified as Level 3.
Other real estate owned and other foreclosed assets
Other real estate owned includes real estate properties securing mortgage, consumer, and commercial loans. Other foreclosed assets include automobiles securing auto loans. The fair value of foreclosed assets may be determined using an external appraisal, broker price opinion or an internal valuation. These foreclosed assets are classified as Level 3 given certain internal adjustments that may be made to external appraisals.

Fair Value of Financial Instruments	12 Months Ended
Dec. 31, 2010
Fair Value of Financial Instruments [Abstract]
Fair Value of Financial Instruments
Note 37 — Fair Value of Financial Instruments:
The fair value of financial instruments is the amount at which an asset or obligation could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. Fair value estimates are made at a specific point in time based on the type of financial instrument and relevant market information. Many of these estimates involve various assumptions and may vary significantly from amounts that could be realized in actual transactions.
The information about the estimated fair values of financial instruments presented hereunder excludes all nonfinancial instruments and certain other specific items.
Derivatives are considered financial instruments and their carrying value equals fair value.
For those financial instruments with no quoted market prices available, fair values have been estimated using present value calculations or other valuation techniques, as well as management’s best judgment with respect to current economic conditions, including discount rates, estimates of future cash flows, and prepayment assumptions.
The fair values reflected herein have been determined based on the prevailing interest rate environment at December 31, 2010 and 2009, respectively. In different interest rate environments, fair value estimates can differ significantly, especially for certain fixed rate financial instruments. In addition, the fair values presented do not attempt to estimate the value of the Corporation’s fee generating businesses and anticipated future business activities, that is, they do not represent the Corporation’s value as a going concern. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Corporation. The methods and assumptions used to estimate the fair values of significant financial instruments at December 31, 2010 and 2009 are described in the paragraphs below.
Short-term financial assets and liabilities have relatively short maturities, or no defined maturities, and little or no credit risk. The carrying amounts of other liabilities reported in the consolidated statements of condition approximate fair value because of the short-term maturity of those instruments or because they carry interest rates which approximate market. Included in this category are: cash and due from banks, federal funds sold and securities purchased under agreements to resell, time deposits with other banks, assets sold under agreements to repurchase and short-term borrowings. The equity appreciation instrument is included in other liabilities and is accounted at fair value. Note 3 to the consolidated financial statements provides a description of the valuation methodology for the equity appreciation instrument and FDIC loss sharing indemnification asset. Resell and repurchase agreements with long-term maturities are valued using discounted cash flows based on market rates currently available for agreements with similar terms and remaining maturities.
Trading and investment securities, except for investments classified as other investment securities in the consolidated statements of condition, are financial instruments that regularly trade on secondary markets. The estimated fair value of these securities was determined using either market prices or dealer quotes, where available, or quoted market prices of financial instruments with similar characteristics. Trading account securities and securities available-for-sale are reported at their respective fair values in the consolidated statements of condition since they are marked-to-market for accounting purposes.
The estimated fair value for loans held-for-sale was based on secondary market prices, bids received from potential buyers and discounted cash flow models. The fair values of the loans held-in-portfolio have been determined for groups of loans with similar characteristics. Loans were segregated by type such as commercial, construction, residential mortgage, consumer, and credit cards. Each loan category was further segmented based on loan characteristics, including interest rate terms, credit quality and vintage. Generally, fair values were estimated based on an exit price by discounting scheduled cash flows for the segmented groups of loans using a discount rate that considers interest, credit and expected return by market participant under current market conditions. Additionally, prepayment, default and recovery assumptions have been applied in the mortgage loan portfolio valuations. Generally accepted accounting principles do not require a fair valuation of the lease financing portfolio, therefore it is included in the loans total at its carrying amount.
The fair value of deposits with no stated maturity, such as non-interest bearing demand deposits, savings, NOW, and money market accounts was, for purposes of this disclosure, equal to the amount payable on demand as of the respective dates. The fair value of certificates of deposit was based on the discounted value of contractual cash flows using interest rates being offered on certificates with similar maturities. The value of these deposits in a transaction between willing parties is in part dependent of the buyer’s ability to reduce the servicing cost and the attrition that sometimes occurs. Therefore, the amount a buyer would be willing to pay for these deposits could vary significantly from the presented fair value.
Long-term borrowings were valued using discounted cash flows, based on market rates currently available for debt with similar terms and remaining maturities and in certain instances using quoted market rates for similar instruments at December 31, 2010 and 2009.
As part of the fair value estimation procedures of certain liabilities, including repurchase agreements (regular and structured) and FHLB advances, the Corporation considered, where applicable, the collateralization levels as part of its evaluation of non-performance risk. Also, for certificates of deposit, the non-performance risk was determined using internally-developed models that consider, where applicable, the collateral held, amounts insured, the remaining term, and the credit premium of the institution.
Commitments to extend credit were valued using the fees currently charged to enter into similar agreements. For those commitments where a future stream of fees is charged, the fair value was estimated by discounting the projected cash flows of fees on commitments. The fair value of letters of credit was based on fees currently charged on similar agreements.
The following table presents the carrying or notional amounts, as applicable, and estimated fair values for financial instruments.

	December 31, 2010		December 31, 2009
(In thousands)	Carrying amount	Fair value	Carrying amount	Fair value

Financial Assets:
Cash and money market investments	$1,431,668	$1,431,668	$1,680,127	$1,680,127
Trading securities	546,713	546,713	462,436	462,436
Investment securities available-for-sale	5,236,852	5,236,852	6,694,714	6,694,714
Investment securities held-to-maturity	122,354	120,873	212,962	213,146
Other investment securities	163,513	165,233	164,149	165,497
Loans held-for-sale	893,938	902,371	90,796	91,542
Loans not covered under loss sharing agreement with the FDIC	19,934,810	17,137,805	22,451,909	20,021,224
Loans covered under loss sharing agreements with the FDIC	4,836,882	4,744,680	—	—
FDIC loss share indemnification asset	2,311,997	2,376,936	—	—
Financial Liabilities:
Deposits	$26,762,200	$26,873,408	$25,924,894	$26,076,515
Assets sold under agreements to repurchase	2,412,550	2,503,320	2,632,790	2,759,438
Short-term borrowings	364,222	364,222	7,326	7,326
Notes payable	4,170,183	4,067,818	2,648,632	2,453,037
Equity appreciation instrument	9,945	9,945	—	—

(In thousands)	Notional Amount	Fair value	Notional amount	Fair value

Commitments to extend credit	$5,879,051	$983	$7,013,148	$882
Letters of credit	152,596	3,318	147,647	1,565

Supplemental Disclosure on the Consolidated Statements of Cash Flows	12 Months Ended
Dec. 31, 2010
Supplemental Disclosure on the Consolidated Statements of Cash Flows [Abstract]
Supplemental Disclosure on the Consolidated Statements of Cash Flows
Note 38 — Supplemental disclosure on the consolidated statements of cash flows:
Additional disclosures on cash flow information and non-cash activities for the years ended December 31, 2010, 2009 and 2008 are listed in the following table:

(In thousands)	2010	2009	2008

Income Taxes Paid	$41,052	$23,622	$81,115
Interest Paid	682,943	801,475	1,165,930

Non-cash activities:
Loans transferred to other real estate	$183,901	$146,043	$112,870
Loans transferred to other property	37,383	37,529	83,833

Total loans transferred to foreclosed assets	221,284	183,572	196,703
Transfers from loans held-in-portfolio to loans held-for-sale [1]	1,020,889	33,072	473,442
Transfers from loans held-for-sale to loans held-in-portfolio	12,388	180,735	65,793
Loans securitized into investment securities [2]	817,528	1,355,456	1,686,141
Write-downs related to loans transferred to loans held-for-sale	327,207	—	12,430
Recognition of mortgage servicing rights on securitizations or asset transfers	15,326	23,795	28,919
Gain on retained interest (sale of EVERTEC)	93,970	—	—
Treasury stock retired	—	207,139	—
Change in par value of common stock	—	1,689,389	—
Conversion of preferred stock to common stock:
Preferred stock converted	(1,150,000)	—	—
Common stock issued	1,341,667	—	—
Trust preferred securities exchanged for new common stock issued:
Trust preferred securities exchanged	—	(397,911)	—
New common stock issued	—	317,652	—
Preferred stock exchanged for new common stock issued:
Preferred stock exchanged (Series A and B)	—	(524,079)	—
New common stock issued	—	293,691	—
Preferred stock exchanged for new trust preferred securities issued:
Preferred stock exchanged (Series C)	—	(901,165)	—
New trust preferred securities issued (junior subordinated debentures)	—	415,885	—

[1]	In 2008, amount excludes $375 million in individual mortgage loans transferred to held-for-sale and sold as well as $232 million of mortgage loans securitized into trading securities and immediately sold.

[2]	Includes loan securitized into trading securities and subsequently sold before year end.

For the year ended December 31, 2010, the changes in operating assets and liabilities included in the reconciliation of net income to net cash provided by operating activities, as well as the changes in assets and liabilities presented in the investing and financing sections are net of the effect of the assets acquired and liabilities assumed from the Westernbank FDIC-assisted transaction. Refer to Note 3 to the consolidated financial statements for the composition and balances of the assets and liabilities recorded at fair value by the Corporation on April 30, 2010.
The cash received in the transaction, which amounted to  $261 million, is presented in the investing activities section of the Consolidated Statements of Cash Flows as “Cash received from acquisitions”.

Segment Reporting	12 Months Ended
Dec. 31, 2010
Segment Reporting [Abstract]
Segment reporting
Note 39 — Segment reporting:
The Corporation’s corporate structure consists of two reportable segments — Banco Popular de Puerto Rico and Banco Popular North America.
As discussed in Note 4 to the consolidated financial statements, on September 30, 2010, the Corporation completed the sale of a 51% ownership interest in EVERTEC, which included the merchant acquiring business of BPPR. EVERTEC was reported as a reportable segment prior to such date, while the merchant acquiring business was originally included in the BPPR reportable segment through June 30, 2010. As a result of the sale, the Corporation no longer presents EVERTEC as a reportable segment and therefore, historical financial information for the processing and merchant acquiring businesses has been reclassified under the Corporate group for all periods presented. Additionally, the Corporation retained EVERTEC DE VENEZUELA, C.A. and its equity investments in CONTADO and Serfinsa, which were included in the EVERTEC reportable segment through June 30, 2010, and are now also included in the Corporate group for all periods presented. Revenue from the remaining ownership interest in EVERTEC will be prospectively reported as non-interest income in the Corporate group.
Management determined the reportable segments based on the internal reporting used to evaluate performance and to assess where to allocate resources. The segments were determined based on the organizational structure, which focuses primarily on the markets the segments serve, as well as on the products and services offered by the segments.
Banco Popular de Puerto Rico:
Given that Banco Popular de Puerto Rico constitutes a significant portion of the Corporation’s results of operations and total assets at December 31, 2010, additional disclosures are provided for the business areas included in this reportable segment, as described below:
•	Commercial banking represents the Corporation’s banking operations conducted at BPPR, which are targeted mainly to corporate, small and middle size businesses. It includes aspects of the lending and depository businesses, as well as other finance and advisory services. BPPR allocates funds across business areas based on duration matched transfer pricing at market rates. This area also incorporates income related with the investment of excess funds, as well as a proportionate share of the investment function of BPPR.

•	Consumer and retail banking represents the branch banking operations of BPPR which focus on retail clients. It includes the consumer lending business operations of BPPR, as well as the lending operations of Popular Auto and Popular Mortgage. Popular Auto focuses on auto and lease financing, while Popular Mortgage focuses principally in residential mortgage loan originations. The consumer and retail banking area also incorporates income related with the investment of excess funds from the branch network, as well as a proportionate share of the investment function of BPPR.

•	Other financial services include the trust and asset management service units of BPPR, the brokerage and investment banking operations of Popular Securities, and the insurance agency and reinsurance businesses of Popular Insurance, Popular Insurance V.I., Popular Risk Services, and Popular Life Re. Most of the services that are provided by these subsidiaries generate profits based on fee income.
Banco Popular North America:
Banco Popular North America’s reportable segment consists of the banking operations of BPNA, E-LOAN, Popular Equipment Finance, Inc. and Popular Insurance Agency, U.S.A. BPNA operates through a retail branch network in the U.S. mainland, while E-LOAN supports BPNA’s deposit gathering through its online platform. All direct lending activities at E-LOAN were ceased during the fourth quarter of 2008. Popular Equipment Finance, Inc. also holds a running-off loan portfolio as this subsidiary ceased originating loans during 2009. Popular Insurance Agency, U.S.A. offers investment and insurance services across the BPNA branch network.
The Corporate group consists primarily of the holding companies: Popular, Inc., Popular North America and Popular International Bank, including the equity investments in CONTADO and Serfinsa. Also, as discussed previously, it includes the results of EVERTEC for all periods presented. The Corporate group also includes the expenses of certain corporate areas that are identified as critical to the organization: Finance, Risk Management and Legal.
The accounting policies of the individual operating segments are the same as those of the Corporation. Transactions between reportable segments are primarily conducted at market rates, resulting in profits that are eliminated for reporting consolidated results of operations.
The following tables present the results of operations for the years ended December 31, 2010, 2009 and 2008, excluding the results of operations of the discontinued business of PFH. Segment assets also exclude the assets of the discontinued operations.
December 31, 2010

(In thousands)	Banco Popular de Puerto Rico	Banco Popular North America	Intersegment Eliminations

Net interest income	$1,095,932	$309,985
Provision for loan losses	609,630	402,250
Non-interest income	448,301	54,570
Amortization of intangibles	5,449	3,181
Depreciation expense	38,364	9,109
Loss on early extinguishment of debt	1,171	21,866
Other operating expenses	815,947	264,110
Income tax expense	27,120	4,318

Net income (loss)	$46,552	$(340,279)

Segment Assets	$29,337,322	$8,973,984	$(28,662)

December 31, 2010

(In thousands)	Reportable Segments	Corporate	Eliminations	Total Popular, Inc.

Net interest income (loss)	$1,405,917	$(111,747)	$695	$1,294,865
Provision for loan losses	1,011,880			1,011,880
Non-interest income	502,871	912,555	(127,233)	1,288,193
Amortization of intangibles	8,630	543		9,173
Depreciation expense	47,473	11,388		58,861
Loss on early extinguishment of debt	23,037	15,750		38,787
Other operating expenses	1,080,057	263,270	(124,601)	1,218,726
Income tax expense	31,438	76,995	(203)	108,230

Net (loss) income	$(293,727)	$432,862	$(1,734)	$137,401

Segment Assets	$38,282,644	$5,583,501	$(5,143,183)	$38,722,962

December 31, 2009

(In thousands)	Banco Popular de Puerto Rico	Banco Popular North America	Intersegment Eliminations

Net interest income	$866,589	$315,469
Provision for loan losses	623,532	782,275
Non-interest income	666,779	30,231
Amortization of intangibles	5,031	3,641
Depreciation expense	37,680	10,811	$(22)
Loss on early extinguishment of debt	1,959
Other operating expenses	708,207	299,726	(3)
Income tax benefit	(1,308)	(24,896)	11

Net income (loss)	$158,267	$(725,857)	$14

Segment Assets	$23,611,755	$10,846,748	$(40,150)

December 31, 2009

(In thousands)	Total Reportable Segments	Corporate	Eliminations	Total Popular, Inc.

Net interest income (loss)	$1,182,058	$(81,817)	$1,012	$1,101,253
Provision for loan losses	1,405,807			1,405,807
Non-interest income	697,010	337,182	(137,691)	896,501
Amortization of intangibles	8,672	810		9,482
Depreciation expense	48,469	15,982		64,451
Loss (gain) on early extinguishment of debt	1,959	(78,337)	(1,922)	(78,300)
Other operating expenses	1,007,930	281,938	(131,305)	1,158,563
Income tax (benefit) expense	(26,193)	17,295	596	(8,302)

Net (loss) income	$(567,576)	$17,677	$(4,048)	$(553,947)

Segment Assets	$34,418,353	$5,546,045	$(5,228,073)	$34,736,325

December 31, 2008

(In thousands)	Banco Popular de Puerto Rico	Banco Popular North America	Intersegment Eliminations

Net interest income	$958,991	$351,519
Provision for loan losses	519,045	472,299
Non-interest income	531,962	141,006	$(627)
Goodwill and trademark impairment losses	1,623	10,857
Amortization of intangibles	4,975	5,643
Depreciation expense	39,731	14,027	(73)
Other operating expenses	683,906	399,867	(685)
Income tax expense	14,191	114,670	53

Net income (loss)	$227,482	$(524,838)	$78

Segment assets	$25,928,223	$12,441,612	$(25,319)

December 31, 2008

	Total Reportable
(In thousands)	Segments	Corporate	Eliminations	Total Popular, Inc.

Net interest income (loss)	$1,310,510	$(32,512)	$1,206	$1,279,204
Provision for loan losses	991,344	40		991,384
Non-interest income	672,341	295,875	(138,242)	829,974
Goodwill and trademark impairment losses	12,480			12,480
Amortization of intangibles	10,618	891		11,509
Depreciation expense	53,685	18,705		72,390
Other operating expenses	1,083,088	291,586	(134,325)	1,240,349
Income tax expense	128,914	332,253	367	461,534

Net loss	$(297,278)	$(380,112)	$(3,078)	$(680,468)

Segment Assets	$38,344,516	$6,412,123	$(5,886,457)	$38,870,182

Additional disclosures with respect to the Banco Popular de Puerto Rico reportable segment are as follows:
December 31, 2010
Banco Popular de Puerto Rico

					Total
		Consumer and Retail	Other Financial		Banco Popular
(In thousands)	Commercial Banking	Banking	Services	Eliminations	de Puerto Rico

Net interest income	$443,242	$643,076	$9,392	$222	$1,095,932
Provision for loan losses	464,214	145,416			609,630
Non-interest income	133,674	211,242	103,552	(167)	448,301
Amortization of intangibles	558	4,313	578		5,449
Depreciation expense	16,760	20,464	1,140		38,364
Loss on early extinguishment of debt	1,171				1,171
Other operating expenses	272,755	477,859	65,619	(286)	815,947
Income tax (benefit) expense	(68,791)	79,206	16,575	130	27,120

Net (loss) income	$(109,751)	$127,060	$29,032	$211	$46,552

Segment Assets	$15,537,079	$21,479,318	$462,771	$(8,141,846)	$29,337,322

December 31, 2009
Banco Popular de Puerto Rico

					Total
		Consumer and Retail	Other Financial		Banco Popular
(In thousands)	Commercial Banking	Banking	Services	Eliminations	de Puerto Rico

Net interest income	$299,668	$554,677	$11,716	$528	$866,589
Provision for loan losses	427,501	196,031			623,532
Non-interest income	159,242	407,527	100,698	(688)	666,779
Amortization of intangibles	162	4,177	692		5,031
Depreciation expense	16,187	20,237	1,256		37,680
Loss on early extinguishment of debt	1,959				1,959
Other operating expenses	211,933	434,337	62,211	(274)	708,207
Income tax (benefit) expense	(105,470)	87,281	16,831	50	(1,308)

Net (loss) income	$(93,362)	$220,141	$31,424	$64	$158,267

Segment Assets	$9,679,767	$17,285,538	$467,645	$(3,821,195)	$23,611,755

December 31, 2008
Banco Popular de Puerto Rico

					Total
		Consumer and Retail	Other Financial		Banco Popular
(In thousands)	Commercial Banking	Banking	Services	Eliminations	de Puerto Rico

Net interest income	$347,952	$598,398	$12,097	$544	$958,991
Provision for loan losses	348,998	170,047			519,045
Non-interest income	114,844	317,824	99,502	(208)	531,962
Goodwill impairment losses		1,623			1,623
Amortization of intangibles	212	4,113	650		4,975
Depreciation expense	17,805	20,648	1,278		39,731
Other operating expenses	194,589	424,971	64,642	(296)	683,906
Income tax (benefit) expense	(60,769)	59,490	15,158	312	14,191

Net (loss) income	$(38,039)	$235,330	$29,871	$320	$227,482

Segment Assets	$11,148,150	$18,899,992	$579,463	$(4,699,382)	$25,928,223

Additional disclosures with respect to the Banco Popular North America reportable segments are as follows:
December 31, 2010
Banco Popular North America

				Total
	Banco Popular			Banco Popular
(In thousands)	North America	E-LOAN	Eliminations	North America

Net interest income	$305,893	$4,148	$(56)	$309,985
Provision for loan losses	400,077	2,173		402,250
Non-interest income (loss)	73,032	(18,462)		54,570
Amortization of intangibles	3,181			3,181
Depreciation expense	8,539	570		9,109
Loss on early extinguishment of debt	21,866			21,866
Other operating expenses	256,855	7,255		264,110
Income tax expense	1,589	2,729		4,318

Net loss	$(313,182)	$(27,041)	$(56)	$(340,279)

Segment Assets	$9,632,188	$490,845	$(1,149,049)	$8,973,984

December 31, 2009
Banco Popular North America

				Total
	Banco Popular			Banco Popular
(In thousands)	North America	E-LOAN	Eliminations	North America

Net interest income	$303,700	$10,593	$1,176	$315,469
Provision for loan losses	641,668	140,607		782,275
Non-interest income (loss)	70,059	(39,706)	(122)	30,231
Amortization of intangibles	3,641			3,641
Depreciation expense	9,627	1,184		10,811
Other operating expenses	283,113	16,610	3	299,726
Income tax benefit	(7,665)	(17,231)		(24,896)

Net loss	$(556,625)	$(170,283)	$1,051	$(725,857)

Segment Assets	$11,478,201	$560,885	$(1,192,338)	$10,846,748

December 31, 2008
Banco Popular North America

				Total
				Banco Popular
(In thousands)	Banco Popular North America	E-LOAN	Eliminations	North America

Net interest income	$328,713	$21,458	$1,348	$351,519
Provision for loan losses	346,000	126,299		472,299
Non-interest income	127,903	13,915	(812)	141,006
Goodwill and trademark impairment losses		10,857		10,857
Amortization of intangibles	4,144	1,499		5,643
Depreciation expense	12,172	1,855		14,027
Other operating expenses	327,736	72,117	14	399,867
Income tax expense	57,521	56,618	531	114,670

Net loss	$(290,957)	$(233,872)	$(9)	$(524,838)

Segment Assets	$12,913,337	$759,082	$(1,230,807)	$12,441,612

Intersegment revenues[1]

(In thousands)	2010	2009	2008

Interest income:
Banco Popular de Puerto Rico	$14	$4	$257
Banco Popular North America			3,007
Interest expense:
Banco Popular de Puerto Rico			(3,007)
Banco Popular North America	(14)	(4)	(257)

Net interest income	$0	$0	$0

[1]	For purposes of the intersegment revenues disclosure, revenues include interest income (expense) related to internal funding and other non-interest income derived from intercompany transactions.

Geographic Information

(In thousands)	2010	2009	2008

Revenues [1]:
Puerto Rico	$2,138,629	$1,566,081	$1,568,837
United States	339,664	306,667	432,008
Other	104,765	125,006	108,333

Total consolidated revenues from continuing operations	$2,583,058	$1,997,754	$2,109,178

[1]	Total revenues include net interest income, service charges on deposit accounts, other service fees, net gain on sale and valuation adjustments of investment securities, trading account profit, gain on sale of loans and valuation adjustments on loans held-for-sale, FDIC loss share expense, fair value change in equity appreciation instrument, gain on sale of processing and technology business and other operating income.

Selected Balance Sheet Information:[1]
(In thousands)	2010	2009	2008

Puerto Rico
Total assets	$28,464,243	$22,480,832	$24,886,736
Loans	18,729,654	14,176,793	15,160,033
Deposits	19,149,753	16,634,123	16,737,693
United States
Total assets	$9,087,737	$11,033,114	$12,713,357
Loans	6,978,007	8,825,559	10,417,840
Deposits	6,566,710	8,242,604	9,662,690
Other
Total assets	$1,170,982	$1,222,379	$1,270,089
Loans	751,194	801,557	691,058
Deposits	1,045,737	1,048,167	1,149,822

[1]	Does not include balance sheet information of the discontinued operations at December 31, 2008.

Subsequent Events	12 Months Ended
Dec. 31, 2010
Subsequent Events [Abstract]
Subsequent events
Note 40 — Subsequent events:
Management has evaluated the effects of subsequent events that have occurred subsequent to December 31, 2010. There are no material events that would require recognition in the consolidated financial statements for the year ended December 31, 2010. Events occurring subsequent to December 31, 2010 not disclosed elsewhere in these consolidated financial statements are included in the section below.
BPPR — Sale of Construction and Commercial Loans
In January 2011, BPPR signed a non-binding letter of intent to sell approximately  $500 million (book value) of construction and commercial real estate loans, approximately 75% of which are non-performing, to a newly created joint venture that will be majority owned by an unrelated third party for a purchase price equal to 47% of their unpaid principal balance at December 31, 2010. The loans are part of a portfolio of approximately  $603 million (book value) of construction, commercial real estate and land loans that were reclassified as loans held-for-sale at December 31, 2010. The unpaid principal balance of the loans does not reflect any charge-offs previously taken by the Corporation, which are reflected in their book value.
As part of the transaction, BPPR will make a 24.9% equity investment in the venture. BPPR will also provide financing to the venture for the acquisition of the loans in an amount equal to 50% of the purchase price and certain closing costs. In addition, BPPR will provide financing to the venture to cover unfunded commitments related to certain construction projects (subject to customary conditions of construction draws) and to fund certain operating expenses of the venture. The transaction, which is subject to the completion of due diligence and the execution of definitive documentation, as well as customary closing conditions, is expected to close during the first quarter of 2011. The terms of the non-binding letter were used as a basis for pricing the loans on an aggregate basis upon reclassification to loans held-for-sale.
BPNA — Sale of Non-Conventional Mortgage Loans
On February 28, 2011, BPNA sold to an unrelated third party approximately  $288 million (book value) of its approximately  $396 million (book value) non-conventional mortgage portfolio classified as held-for-sale at December 31, 2010, for a purchase price of approximately  $156 million, or 44% of their legal unpaid principal balance. BPNA is engaged in negotiations to sell the remaining portion of this portfolio to the same unrelated third party.
New Tax Code in Puerto Rico
On January 31, 2011, the Governor of Puerto Rico signed into law a new Internal Revenue Code for Puerto Rico. The most significant impact on corporations of this new Code is the reduction in the marginal corporate income tax rate from 39% to 30%. As a result of this reduction in rate, the Corporation will recognize an additional tax expense of  $103.3 million during the first quarter of 2011 and a corresponding reduction in its deferred tax assets, which had been recognized at the higher marginal corporate income tax rate. Under the new code, the Corporation has a one-time election to opt-out of the new reduced rate. This election must be made with the filing of the 2011 income tax return. Currently, the corporate income tax rate is 40.95% due to a temporary five percent surtax approved in March 2009 for years beginning on January 1, 2009 through December 31, 2011.

Popular, Inc. (Holding company only) financial information	12 Months Ended
Dec. 31, 2010
Holding Company Financial Information [Abstract]
Popular, Inc. (Holding company only) financial information
Note 41 — Popular, Inc. (Holding company only) financial information:
The following condensed financial information presents the financial position of Popular, Inc. Holding Company only at December 31, 2010 and 2009, and the results of its operations and cash flows for each of the three years in the period ended December 31, 2010.
Statements of Condition

	December 31,
(In thousands)	2010	2009

ASSETS
Cash	$1,638	$1,174
Money market investments	1	51
Investments securities available-for-sale, at market value	35,263
Investments securities held-to-maturity, at amortized cost (includes $185,000 in subordinated notes from BPPR; 2009 - $430,000)	210,872	455,777
Other investment securities, at lower of cost or realizable value	10,850	10,850
Investment in BPPR and subsidiaries, at equity	2,521,684	1,910,695
Investment in Popular International Bank and subsidiaries, at equity	1,193,413	867,275
Investment in other subsidiaries, at equity	121,161	268,372
Advances to subsidiaries	412,200	100,600
Loans to affiliates	61,460	6,666
Loans	2,422	2,366
Less — Allowance for loan losses	60	60
Premises and equipment	2,830	2,907
Investments in equity investees	181,009	4,400
Other assets	67,264	30,176

Total assets	$4,822,007	$3,661,249

LIABILITIES AND STOCKHOLDERS’ EQUITY
Other short-term borrowings		$24,225
Notes payable	$835,793	1,064,462
Accrued expenses and other liabilities	185,683	33,745
Stockholders’ equity	3,800,531	2,538,817

Total liabilities and stockholders’ equity	$4,822,007	$3,661,249

Statements of Operations

	Year ended December 31,
(In thousands)	2010	2009	2008

Income:
Dividends from subsidiaries	$168,100	$160,625	$179,900
Interest on money market and investments securities	23,634	37,229	32,642
Gain on sale of processing and technology businesses	640,802
Earnings (losses) from investments under the equity method	3,402	692	(110)
Other operating (loss) income	(120)		95
Gain on sale and valuation adjustment of investment securities		3,008
Interest on advances to subsidiaries	5,739	8,133	19,812
Interest on loans to affiliates	1,738	888	1,022
Interest on loans	150	127	173

Total income	843,445	210,702	233,534

Expenses
Interest expense	111,809	74,980	42,061
Provision for loan losses			40
Loss (gain) on early extinguishment of debt	15,750	(26,439)
Operating expenses	35,923	7,018	2,614

Total expenses	163,482	55,559	44,715

Income before income taxes and equity in undistributed losses of subsidiaries	679,963	155,143	188,819
Income taxes	80,444	(891)	366

Income before equity in undistributed net losses of subsidiaries	599,519	156,034	188,453
Equity in undistributed net losses of subsidiaries	(462,118)	(729,953)	(1,432,356)

Net income (loss)	$137,401	$(573,919)	$(1,243,903)

Statements of Cash Flows

	Year ended December 31,
(In thousands)	2010	2009	2008

Cash flows from operating activities:
Net income (loss)	$137,401	$(573,919)	$(1,243,903)

Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Equity in undistributed losses of subsidiaries and dividends from subsidiaries	462,118	729,953	1,432,356
Provision for loans losses			40
Net gain on sale and valuation adjustment of investment securities		(3,008)
Amortization of discount on junior subordinated debentures	21,331	6,765
Benefit on early extinguishment of debt		(26,439)
Gain on sale of processing and technology business, net of transaction costs	(616,186)
Net (accretion of discounts) amortization of premiums on investments and deferred fees	(49)	335	(1,791)
(Earnings) losses from investments under the equity method	(3,402)	(692)	110
Stock options expense		91	412
Net decrease in other assets	7,263	22,774	2,435
Deferred income taxes	8,831	(1,850)	(444)
Net (decrease) increase in interest payable	(528)	6,455	(1,982)
Net increase (decrease) in other liabilities	42,578	(1,797)	9,511

Total adjustments	(78,044)	732,587	1,440,647

Net cash provided by operating activities	59,357	158,668	196,744

Cash flows from investing activities:
Net decrease (increase) in money market investments	49	89,643	(43,294)
Purchases of investment securities:
Available-for-sale	(35,000)	(249,603)	(188,673)
Held-to-maturity	(52,796)	(51,539)	(605,079)
Proceeds from maturities and redemptions of investment securities:
Available-for-sale		14,226
Held-to-maturity	297,747	27,318	801,500
Proceeds from sales of investment securities available-for-sale		426,666
Capital contribution to subsidiaries	(1,345,000)	(940,000)	(251,512)
Transfer of shares of a subsidiary		(42,971)
Net change in advances to subsidiaries and affiliates	(366,394)	714,000	(1,302,100)
Net (disbursements) repayments on loans	(56)	3,578	156
Net proceeds from sale of processing and technology business	617,976
Acquisition of premises and equipment	(890)	(310)	(664)
Proceeds from sale of premises and equipment	183	14,943
Proceeds from sale of foreclosed assets	74	47

Net cash (used in) provided by investing activities	(884,107)	5,998	(1,589,666)

Cash flows from financing activities:
Net (decrease) increase in federal funds purchased		(44,471)	44,471
Net decrease in other short-term borrowings	(24,225)	(18,544)	(122,232)
Payments of notes payable and subordinated notes	(250,000)		(31,152)
Proceeds from issuance of notes payable			350,297
Net proceeds from issuance of depository shares	1,100,155
Dividends paid	(310)	(71,438)	(188,644)
Proceeds from issuance of common stock	153		17,712
Proceeds from issuance of preferred stock and associated warrants			1,321,142
Issuance costs and fees paid on exchange of preferred stock and trust preferred securities		(29,024)
Treasury stock acquired	(559)	(17)	(61)

Net cash provided by (used in) financing activities	825,214	(163,494)	1,391,533

Net increase (decrease) in cash	464	1,172	(1,389)
Cash at beginning of year	1,174	2	1,391

Cash at end of year	$1,638	$1,174	$2

Notes payable at December 31, 2010 mature as follows:

Year	(In thousands)

2011	—
2012	$100,000
2013	—
2014	—
2015	—
Later years	290,812
No stated maturity	936,000

Subtotal	1,326,812
Less: Discount	(491,019)

Total	$835,793

A source of income for the Holding Company consists of dividends from BPPR. BPPR and BPNA must obtain the approval of the Federal Reserve Board for any dividend if the total of all dividends declared by each entity during the calendar year would exceed the total of its net income for that year, as defined by the Federal Reserve Board, combined with its retained net income for the preceding two years, less any required transfers to surplus or to a fund for the retirement of any preferred stock. The payment of dividends by BPPR may also be affected by other regulatory requirements and policies, such as the maintenance of certain minimum capital levels described in Note 25. Subject to the Federal Reserve’s ability to establish more stringent specific requirements under its supervisory or enforcement authority, at December 31, 2010, BPPR could have declared a dividend of approximately  $78 million. At December 31, 2009, BPPR was required to obtain approval of the Federal Reserve Board to declare a dividend. BPNA could not declare any dividends without the approval of the Federal Reserve Board.

Condensed Consolidating Financial Information of Guarantor and Issuers of Registered Guaranteed Securities	12 Months Ended
Dec. 31, 2010
Condensed Consolidating Financial Information of Guarantor and Issuers of Registered Guaranteed Securities [Abstract]
Condensed consolidating financial information of guarantor and issuers of registered guaranteed securities
Note 42 — Condensed consolidating financial information of guarantor and issuers of registered guaranteed securities:
The following condensed consolidating financial information presents the financial position of Popular, Inc. Holding Company (“PIHC”) (parent only), Popular International Bank, Inc. (“PIBI”), Popular North America, Inc. (“PNA”) and all other subsidiaries of the Corporation at December 31, 2010 and 2009, and the results of their operations and cash flows for each of the years ended December 31, 2010, 2009 and 2008, respectively.
PIBI is an operating subsidiary of PIHC and is the holding company of its wholly-owned subsidiaries: Popular Insurance V.I., Inc; Tarjetas y Transacciones en Red Tranred, C.A.; and PNA. Prior to the internal reorganization and sale of the ownership interest in EVERTEC, ATH Costa Rica S.A., and T.I.I. Smart Solutions Inc. were also wholly-owned subsidiaries of PIBI.
PNA is an operating subsidiary of PIBI and is the holding company of its wholly-owned subsidiaries: Equity One, Inc.; and Banco Popular North America (“BPNA”), including its wholly-owned subsidiaries Popular Equipment Finance, Inc., Popular Insurance Agency, U.S.A., and E-LOAN, Inc.
PIHC fully and unconditionally guarantees all registered debt securities issued by PNA.
Condensed Consolidating Statement Of Condition

	At December 31, 2010
	Popular, Inc.	PIBI	PNA	All other	Elimination	Popular, Inc.
(In thousands)	Holding Co.	Holding Co.	Holding Co.	subsidiaries	entries	Consolidated

ASSETS
Cash and due from banks	$1,638	$618	$1,576	$451,723	$(3,182)	$452,373
Money market investments	1	7,512	261	979,232	(7,711)	979,295
Trading account securities, at fair value				546,713		546,713
Investment securities available-for-sale, at fair value	35,263	3,863		5,216,013	(18,287)	5,236,852
Investment securities held-to-maturity, at amortized cost	210,872	1,000		95,482	(185,000)	122,354
Other investment securities, at lower of cost or realizable value	10,850	1	4,492	148,170		163,513
Investment in subsidiaries	3,836,258	1,096,907	1,578,986		(6,512,151)
Loans held-for-sale, at lower of cost or fair value				893,938		893,938

Loans held-in-portfolio:
Loans not covered under loss sharing agreements with FDIC	476,082	1,285		20,798,876	(441,967)	20,834,276
Loans covered under loss sharing agreements with FDIC				4,836,882		4,836,882
Less — Unearned income				106,241		106,241
Allowance for loan losses	60			793,165		793,225

Total loans held-in-portfolio, net	476,022	1,285		24,736,352	(441,967)	24,771,692

FDIC loss share indemnification asset				2,311,997		2,311,997
Premises and equipment, net	2,830		122	542,501		545,453
Other real estate not covered under loss sharing agreements with FDIC				161,496		161,496
Other real estate covered under loss sharing agreements with FDIC				57,565		57,565
Accrued income receivable	1,510	33	111	149,101	(97)	150,658
Mortgage servicing assets, at fair value				166,907		166,907
Other assets	246,209	86,116	15,105	1,134,056	(25,413)	1,456,073
Goodwill				647,387		647,387
Other intangible assets	554			58,142		58,696

Total assets	$4,822,007	$1,197,335	$1,600,653	$38,296,775	$(7,193,808)	$38,722,962

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Deposits:
Non-interest bearing				$4,961,417	$(22,096)	$4,939,321
Interest bearing				21,830,669	(7,790)	21,822,879

Total deposits				26,792,086	(29,886)	26,762,200
Federal funds purchased and assets sold under agreements to repurchase				2,412,550		2,412,550
Other short-term borrowings			$32,500	743,922	(412,200)	364,222
Notes payable	$835,793		430,121	2,905,554	(1,285)	4,170,183
Subordinated notes				185,000	(185,000)
Other liabilities	185,683	$3,921	47,169	1,028,614	(52,111)	1,213,276

Total liabilities	1,021,476	3,921	509,790	34,067,726	(680,482)	34,922,431

Stockholders’ equity:
Preferred stock	50,160					50,160
Common stock	10,229	4,066	2	51,633	(55,701)	10,229
Surplus	4,085,478	4,158,157	4,066,208	5,862,091	(14,077,929)	4,094,005
Accumulated deficit	(338,801)	(2,958,347)	(3,000,682)	(1,714,659)	7,665,161	(347,328)
Treasury stock, at cost	(574)					(574)
Accumulated other comprehensive (loss) income, net of tax	(5,961)	(10,462)	25,335	29,984	(44,857)	(5,961)

Total stockholders’ equity	3,800,531	1,193,414	1,090,863	4,229,049	(6,513,326)	3,800,531

Total liabilities and stockholders’ equity	$4,822,007	$1,197,335	$1,600,653	$38,296,775	$(7,193,808)	$38,722,962

Condensed Consolidating Statement Of Condition

	At December 31, 2009
				All other
	Popular, Inc.	PIBI	PNA	subsidiaries	Elimination	Popular, Inc.
(In thousands)	Holding Co.	Holding Co.	Holding Co.	and eliminations	entries	Consolidated

ASSETS
Cash and due from banks	$1,174	$300	$738	$677,606	$(2,488)	$677,330
Money market investments	51	56,144	238	1,002,702	(56,338)	1,002,797
Trading account securities, at fair value				462,436		462,436
Investment securities available-for-sale, at fair value		2,448		6,694,053	(1,787)	6,694,714
Investment securities held-to-maturity, at amortized cost	455,777	1,250		185,935	(430,000)	212,962
Other investment securities, at lower of cost or realizable value	10,850	1	4,492	148,806		164,149
Investment in subsidiaries	3,046,342	733,737	1,156,680		(4,936,759)
Loans held-for-sale, at lower of cost or fair value				90,796		90,796

Loans held-in-portfolio	109,632			23,844,455	(126,824)	23,827,263
Less — Unearned income				114,150		114,150
Allowance for loan losses	60			1,261,144		1,261,204

Total loans held-in-portfolio, net	109,572			22,469,161	(126,824)	22,451,909

Premises and equipment, net	2,907		125	581,821		584,853
Other real estate	74			125,409		125,483
Accrued income receivable	120	127	132	125,857	(156)	126,080
Mortgage servicing assets, at fair value				169,747		169,747
Other assets	33,828	73,308	21,162	1,244,857	(48,238)	1,324,917
Goodwill				604,349		604,349
Other intangible assets	554			43,249		43,803

Total assets	$3,661,249	$867,315	$1,183,567	$34,626,784	$(5,602,590)	$34,736,325

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Deposits:
Non-interest bearing				$4,497,730	$(2,429)	$4,495,301
Interest bearing				21,485,931	(56,338)	21,429,593

Total deposits				25,983,661	(58,767)	25,924,894
Federal funds purchased and assets sold under agreements to repurchase				2,632,790		2,632,790
Other short-term borrowings	$24,225		$700	107,226	(124,825)	7,326
Notes payable	1,064,462		433,846	1,152,324	(2,000)	2,648,632
Subordinated notes				430,000	(430,000)
Other liabilities	33,745	$40	45,547	954,525	(49,991)	983,866

Total liabilities	1,122,432	40	480,093	31,260,526	(665,583)	32,197,508

Stockholders’ equity:
Preferred stock	50,160					50,160
Common stock	6,395	3,961	2	52,322	(56,285)	6,395
Surplus	2,797,328	3,437,437	3,321,208	4,637,181	(11,388,916)	2,804,238
Accumulated deficit	(285,842)	(2,541,802)	(2,627,520)	(1,329,311)	6,491,723	(292,752)
Treasury stock, at cost	(15)					(15)
Accumulated other comprehensive (loss) income, net of tax	(29,209)	(32,321)	9,784	6,066	16,471	(29,209)

Total stockholders’ equity	2,538,817	867,275	703,474	3,366,258	(4,937,007)	2,538,817

Total liabilities and stockholders’ equity	$3,661,249	$867,315	$1,183,567	$34,626,784	$(5,602,590)	$34,736,325

Condensed Consolidating Statement of Operations

	Year ended December 31, 2010
	Popular, Inc.	PIBI	PNA	All other subsidiaries	Elimination	Popular, Inc.
(In thousands)	Holding Co.	Holding Co.	Holding Co.	and eliminations	entries	Consolidated

INTEREST INCOME AND DIVIDEND INCOME:
Dividend income from subsidiaries	$168,100	$7,500			$(175,600)
Loans	7,627	19		$1,675,477	(6,389)	$1,676,734
Money market investments	55	252	$2	5,383	(308)	5,384
Investment securities	23,579	31	322	235,521	(21,243)	238,210
Trading account securities				27,918		27,918

Total interest and dividend income	199,361	7,802	324	1,944,299	(203,540)	1,948,246

INTEREST EXPENSE:
Deposits				351,180	(299)	350,881
Short-term borrowings	46		510	65,550	(5,828)	60,278
Long-term debt	111,763		30,586	121,328	(21,455)	242,222

Total interest expense	111,809		31,096	538,058	(27,582)	653,381

Net interest income (expense)	87,552	7,802	(30,772)	1,406,241	(175,958)	1,294,865
Provision for loan losses				1,011,880		1,011,880

Net interest income (expense) after provision for loan losses	87,552	7,802	(30,772)	394,361	(175,958)	282,985

Service charges on deposit accounts				195,803		195,803
Other service fees				382,350	(4,846)	377,504
Net gain on sale and valuation adjustments of investment securities				3,992		3,992
Trading account profit				16,404		16,404
Loss on sale of loans, including adjustments to indemnity reserves, and valuation adjustments on loans held-for-sale				(56,139)		(56,139)
FDIC loss share expense				(25,751)		(25,751)
Fair value change in equity appreciation instrument				42,555		42,555
Gain on sale of processing and technology business	640,802					640,802
Other operating income (loss)	3,282	21,807	(3,980)	90,546	(18,632)	93,023

Total non-interest income (loss)	644,084	21,807	(3,980)	649,760	(23,478)	1,288,193

OPERATING EXPENSES:
Personnel costs:
Salaries	19,498	387		392,553	(381)	412,057
Pension and other benefits	3,077	52		99,030	(18)	102,141

Total personnel costs	22,575	439		491,583	(399)	514,198

Net occupancy expenses	2,941	34	3	112,240	985	116,203
Equipment expenses	2,887	2		82,962		85,851
Other taxes	1,816			48,792		50,608
Professional fees	31,590	22	11	154,347	(19,865)	166,105
Communications	481	21	14	38,389		38,905
Business promotion	1,275			45,396		46,671
Printing and supplies	70			9,232		9,302
FDIC deposit insurance				67,644		67,644
Loss on early extinguishment of debt	15,750			23,037		38,787
Other operating expenses	(27,712)	(399)	432	211,528	(1,749)	182,100
Amortization of intangibles				9,173		9,173

Total operating expenses	51,673	119	460	1,294,323	(21,028)	1,325,547

Income (loss) before income tax and equity in losses of subsidiaries	679,963	29,490	(35,212)	(250,202)	(178,408)	245,631
Income tax expense (benefit)	80,444	3,243	(296)	25,101	(262)	108,230

Income (loss) before equity in losses of subsidiaries	599,519	26,247	(34,916)	(275,303)	(178,146)	137,401
Equity in undistributed losses of subsidiaries	(462,118)	(378,892)	(338,246)		1,179,256

NET INCOME (LOSS)	$137,401	$(352,645)	$(373,162)	$(275,303)	$1,001,110	$137,401

Condensed Consolidating Statement of Operations

	Year ended December 31, 2009
	Popular, Inc.	PIBI	PNA	All other subsidiaries	Elimination	Popular, Inc.
(In thousands)	Holding Co.	Holding Co.	Holding Co.	and eliminations	entries	Consolidated

INTEREST INCOME AND DIVIDEND INCOME:
Dividend income from subsidiaries	$160,625	$7,500	$20,000		$(188,125)
Loans	9,148		44	$1,518,431	(8,374)	$1,519,249
Money market investments	109	1,306	2,156	8,573	(3,574)	8,570
Investment securities	37,120	70	703	281,887	(27,792)	291,988
Trading account securities				35,190		35,190

Total interest and dividend income	207,002	8,876	22,903	1,844,081	(227,865)	1,854,997

INTEREST EXPENSE:
Deposits				504,732	(3,470)	501,262
Short-term borrowings	169		45	77,548	(8,405)	69,357
Long-term debt	74,811		58,581	78,609	(28,876)	183,125

Total interest expense	74,980		58,626	660,889	(40,751)	753,744

Net interest income (expense)	132,022	8,876	(35,723)	1,183,192	(187,114)	1,101,253
Provision for loan losses				1,405,807		1,405,807

Net interest income (expense) after provision for loan losses	132,022	8,876	(35,723)	(222,615)	(187,114)	(304,554)

Service charges on deposit accounts				213,493		213,493
Other service fees				401,934	(7,747)	394,187
Net gain (loss) on sale and valuation adjustments of investment securities	3,008	(10,934)		229,530	(2,058)	219,546
Trading account profit				39,740		39,740
Loss on sale of loans, including adjustments to indemnity reserves, and valuation adjustments on loans held-for-sale				(35,060)		(35,060)
Other operating income (loss)	692	16,558	(1,184)	52,778	(4,249)	64,595

Total non-interest income (loss)	3,700	5,624	(1,184)	902,415	(14,054)	896,501

OPERATING EXPENSES:
Personnel costs:
Salaries	24,238	368		387,004	(994)	410,616
Pension and other benefits	3,918	59		118,694	(24)	122,647

Total personnel costs	28,156	427		505,698	(1,018)	533,263

Net occupancy expenses	2,613	30	3	108,389		111,035
Equipment expenses	3,683		4	97,843		101,530
Other taxes	3,544			49,061		52,605
Professional fees	15,676	14	(55)	100,831	(5,179)	111,287
Communications	443	20	23	45,778		46,264
Business promotion	1,182			37,690		38,872
Printing and supplies	74			11,019		11,093
Impairment losses on long-lived assets				1,545		1,545
FDIC deposit insurance				76,796		76,796
(Gain) loss on early extinguishment of debt	(26,439)		(51,897)	1,959	(1,923)	(78,300)
Other operating expenses	(48,353)	(400)	238	188,947	(1,708)	138,724
Amortization of intangibles				9,482		9,482

Total operating expenses	(19,421)	91	(51,684)	1,235,038	(9,828)	1,154,196

Income (loss) before income tax and equity in losses of subsidiaries	155,143	14,409	14,777	(555,238)	(191,340)	(562,249)
Income tax (benefit) expense	(891)	26	21,601	(29,729)	691	(8,302)

Income (loss) before equity in losses of subsidiaries	156,034	14,383	(6,824)	(525,509)	(192,031)	(553,947)
Equity in undistributed losses of subsidiaries	(709,981)	(739,039)	(735,305)		2,184,325

Loss from continuing operations	(553,947)	(724,656)	(742,129)	(525,509)	1,992,294	(553,947)
Loss from discontinued operations, net of income tax				(19,972)		(19,972)
Equity in undistributed losses of discontinued operations	(19,972)	(19,972)	(19,972)		59,916

NET LOSS	$(573,919)	$(744,628)	$(762,101)	$(545,481)	$2,052,210	$(573,919)

Condensed Consolidating Statement of Operations

	Year ended December 31, 2008
				All other
	Popular, Inc.	PIBI	PNA	subsidiaries	Elimination	Popular, Inc.
(In thousands)	Holding Co.	Holding Co.	Holding Co.	and eliminations	entries	Consolidated

INTEREST INCOME AND DIVIDEND INCOME:
Dividend income from subsidiaries	$179,900				$(179,900)
Loans	21,007	$219	$89,167	$1,868,717	(110,648)	$1,868,462
Money market investments	1,730	1,073	1,918	19,056	(5,795)	17,982
Investment securities	30,912	766	894	339,059	(28,063)	343,568
Trading account securities				44,111		44,111

Total interest and dividend income	233,549	2,058	91,979	2,270,943	(324,406)	2,274,123

INTEREST EXPENSE:
Deposits				702,858	(2,736)	700,122
Short-term borrowings	2,943		18,818	181,059	(34,750)	168,070
Long-term debt	39,118		120,605	75,178	(108,174)	126,727

Total interest expense	42,061		139,423	959,095	(145,660)	994,919

Net interest income (expense)	191,488	2,058	(47,444)	1,311,848	(178,746)	1,279,204
Provision for loan losses	40			991,344		991,384

Net interest income (expense) after provision for loan losses	191,448	2,058	(47,444)	320,504	(178,746)	287,820

Service charges on deposit accounts				206,957		206,957
Other service fees				424,971	(8,808)	416,163
Net (loss) gain on sale and valuation adjustments of investment securities		(9,147)		78,863		69,716
Trading account profit				43,645		43,645
Gain on sale of loans, including adjustments to indemnity reserves, and valuation adjustments on loans held-for-sale				6,018		6,018
Other operating (loss) income	(15)	11,844	(31,447)	111,360	(4,267)	87,475

Total non-interest (loss) income	(15)	2,697	(31,447)	871,814	(13,075)	829,974

OPERATING EXPENSES:
Personnel costs:
Salaries	22,363	395		464,971	(2,009)	485,720
Pension and other benefits	4,816	75		117,927	(73)	122,745

Total personnel costs	27,179	470		582,898	(2,082)	608,465

Net occupancy expenses	2,582	29	3	117,842		120,456
Equipment expenses	3,697			107,781		111,478
Other taxes	2,590			50,209		52,799
Professional fees	19,573	12	(24)	107,253	(5,669)	121,145
Communications	314	19	37	51,016		51,386
Business promotion	1,621			61,110		62,731
Printing and supplies	70			14,380		14,450
Impairment losses on long-lived assets				13,491		13,491
FDIC deposit insurance				15,037		15,037
Other operating expenses	(55,012)	(401)	(954)	199,264	(1,596)	141,301
Goodwill and trademark impairment losses				12,480		12,480
Amortization of intangibles				11,509		11,509

Total operating expenses	2,614	129	(938)	1,344,270	(9,347)	1,336,728

Income (loss) before income tax and equity in losses of subsidiaries	188,819	4,626	(77,953)	(151,952)	(182,474)	(218,934)
Income tax expense	366		12,962	447,730	476	461,534

Income (loss) before equity in losses of subsidiaries	188,453	4,626	(90,915)	(599,682)	(182,950)	(680,468)
Equity in undistributed losses of subsidiaries	(868,921)	(929,637)	(849,432)		2,647,990

Loss from continuing operations	(680,468)	(925,011)	(940,347)	(599,682)	2,465,040	(680,468)
Loss from discontinued operations, net of income tax				(563,435)		(563,435)
Equity in undistributed losses of discontinued operations	(563,435)	(563,435)	(563,435)		1,690,305

NET LOSS	$(1,243,903)	$(1,488,446)	$(1,503,782)	$(1,163,117)	$4,155,345	$(1,243,903)

Condensed Consolidating Statement Of Cash Flows

	Year ended December 31, 2010
	Popular,
	Inc.			All other
	Holding	PIBI	PNA	subsidiaries	Elimination	Popular, Inc.
(In thousands)	Co.	Holding Co.	Holding Co.	and eliminations	entries	Consolidated

Cash flows from operating activities:
Net income (loss)	$137,401	$(352,645)	$(373,162)	$(275,303)	$1,001,110	$137,401

Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Equity in undistributed losses of subsidiaries	462,118	378,892	338,246		(1,179,256)
Depreciation and amortization of premises and equipment	785		3	58,073		58,861
Provision for loan losses				1,011,880		1,011,880
Amortization of intangibles				9,173		9,173
Fair value adjustment of mortgage servicing rights				22,859		22,859
Net amortization of premiums and deferred fees (accretion of discounts)	21,282		275	(275,786)	(650)	(254,879)
Net gain on sale and valuation adjustment of investment securities				(3,992)		(3,992)
Fair value change in equity appreciation instrument				(42,555)		(42,555)
FDIC loss share expense				25,751		25,751
FDIC deposit insurance expense				67,644		67,644
Net loss (gain) on disposition of premises and equipment	2			(1,814)		(1,812)
Net loss on sale of loans and valuation adjustments on loans held-for-sale				56,139		56,139
Cost on early extinguishment of debt				1,171		1,171
Gain on sale of processing and technology business, net of transaction costs	(616,186)					(616,186)
(Earnings) losses from investments under the equity method	(3,402)	(21,807)	3,981	(2,354)	13,719	(9,863)
Net disbursements on loans held-for-sale				(735,095)		(735,095)
Acquisitions of loans held-for-sale				(307,629)		(307,629)
Proceeds from sale of loans held-for-sale				81,370		81,370
Net decrease in trading securities				721,398		721,398
Net (increase) decrease in accrued income receivable	(1,390)	94	20	12,650	(59)	11,315
Net decrease in other assets	7,866	6,689	2,077	24,368	(44,559)	(3,559)
Net (decrease) increase in interest payable	(528)		81	(29,201)	86	(29,562)
Deferred income taxes	8,831			(23,392)	2,434	(12,127)
Net decrease in pension and other postretirement benefit obligation				(11,060)		(11,060)
Net increase (decrease) in other liabilities	42,578	3,882	1,540	(64,861)	3,377	(13,484)

Total adjustments	(78,044)	367,750	346,223	594,737	(1,204,908)	25,758

Net cash provided by (used in) operating activities	59,357	15,105	(26,939)	319,434	(203,798)	163,159

Cash flows from investing activities:
Net decrease (increase) in money market investments	49	48,632	(23)	119,710	(48,627)	119,741
Purchases of investment securities:
Available-for-sale	(35,000)			(746,192)	17,150	(764,042)
Held-to-maturity	(52,796)			(44,392)		(97,188)
Other				(64,591)		(64,591)
Proceeds from calls, paydowns, maturities and redemptions of investment securities:
Available-for-sale				1,865,879		1,865,879
Held-to-maturity	297,747	250		135,132	(245,000)	188,129
Other				123,836		123,836
Proceeds from sale of investment securities available-for-sale				397,086		397,086
Net (disbursements) repayments on loans	(366,450)	231		1,591,839	313,626	1,539,246
Proceeds from sale of loans				34,011		34,011
Acquisition of loan portfolios				(256,406)		(256,406)
Capital contribution to subsidiary	(1,345,000)	(745,000)	(745,000)		2,835,000
Cash received from acquisitions				261,311		261,311
Net proceeds from sale of processing and technology businesses	617,976			24,346		642,322
Mortgage servicing rights purchased				(1,041)		(1,041)
Acquisition of premises and equipment	(890)			(65,965)		(66,855)
Proceeds from sale of premises and equipment	183			14,277		14,460
Proceeds from sale of foreclosed assets	74			141,162		141,236

Net cash (used in) provided by investing activities	(884,107)	(695,887)	(745,023)	3,530,002	2,872,149	4,077,134

Cash flows from financing activities:
Net decrease in deposits				(1,582,367)	28,881	(1,553,486)
Net decrease in assets sold under agreements to repurchase				(220,240)		(220,240)
Net (decrease) increase in other short-term borrowings	(24,225)		31,800	636,696	(287,375)	356,896
Payments of notes payable and subordinated notes	(250,000)		(4,000)	(4,253,578)	247,000	(4,260,578)
Proceeds from issuance of notes payable				110,870	231	111,101
Proceeds from issuance of common stock	153					153
Net proceeds from issuance of depository shares	1,100,155				1,618	1,101,773
Dividends paid	(310)					(310)
Dividends paid to parent company		(63,900)		(111,700)	175,600
Treasury stock acquired	(559)					(559)
Capital contribution from parent		745,000	745,000	1,345,000	(2,835,000)

Net cash provided by (used in) financing activities	825,214	681,100	772,800	(4,075,319)	(2,669,045)	(4,465,250)

Net increase (decrease) in cash and due from banks	464	318	838	(225,883)	(694)	(224,957)
Cash and due from banks at beginning of period	1,174	300	738	677,606	(2,488)	677,330

Cash and due from banks at end of period	$1,638	$618	$1,576	$451,723	$(3,182)	$452,373

Condensed Consolidating Statement Of Cash Flows

	Year ended December 31, 2009
				All other
	Popular, Inc.	PIBI	PNA	subsidiaries	Elimination	Popular, Inc.
(In thousands)	Holding Co.	Holding Co.	Holding Co.	and eliminations	entries	Consolidated

Cash flows from operating activities:
Net loss	$(573,919)	$(744,628)	$(762,101)	$(545,481)	$2,052,210	$(573,919)

Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Equity in undistributed losses of subsidiaries	729,953	759,011	755,277		(2,244,241)
Depreciation and amortization of premises and equipment	1,573		3	62,875		64,451
Provision for loan losses				1,405,807		1,405,807
Impairment losses on long-lived assets				1,545		1,545
Amortization of intangibles				9,482		9,482
Fair value adjustments of mortgage servicing rights				32,960		32,960
Net amortization of premiums and deferred fees	7,100		493	64,212	(271)	71,534
Net (gain) loss on sale and valuation adjustment of investment securities	(3,008)	10,934		(229,530)	2,058	(219,546)
FDIC deposit insurance expense				76,796		76,796
Earnings from changes in fair value related to instruments measured at fair value pursuant to the fair value option				(1,674)		(1,674)
Net loss (gain) on disposition of premises and equipment	3,006			(3,418)		(412)
Net loss on sale of loans and valuation adjustments on loans held-for-sale				40,268		40,268
(Benefit) cost on early extinguishment of debt	(26,439)		(51,898)	1,959	(1,922)	(78,300)
(Earnings) losses from investments under the equity method	(692)	(16,558)	1,184	90	(1,719)	(17,695)
Stock options expense	91			111		202
Net disbursements on loans held-for-sale				(1,129,554)		(1,129,554)
Acquisitions of loans held-for-sale				(354,472)		(354,472)
Proceeds from sale of loans held-for-sale				79,264		79,264
Net decrease in trading securities				1,542,470		1,542,470
Net decrease in accrued income receivable	913	347	1,728	29,553	(1,940)	30,601
Net decrease (increase) in other assets	17,282	6,712	1,020	(271,464)	(13,306)	(259,756)
Net increase (decrease) in interest payable	6,455		(11,605)	(44,485)	1,940	(47,695)
Deferred income taxes	(1,850)		(2,601)	(100,308)	24,869	(79,890)
Net increase in pension and other postretirement benefit obligation				19,599		19,599
Net (decrease) increase in other liabilities	(1,797)	(77)	3,796	24,623	(9,708)	16,837

Total adjustments	732,587	760,369	697,397	1,256,709	(2,244,240)	1,202,822

Net cash provided by (used in) operating activities	158,668	15,741	(64,704)	711,228	(192,030)	628,903

Cash flows from investing activities:
Net decrease (increase) in money market investments	89,643	(15,530)	450,008	(208,181)	(524,083)	(208,143)
Purchases of investment securities:
Available-for-sale	(249,603)			(4,135,171)	191,484	(4,193,290)
Held-to-maturity	(51,539)			(8,023)		(59,562)
Other				(38,913)		(38,913)
Proceeds from calls, paydowns, maturities and redemptions of investment securities:
Available-for-sale	14,226			1,617,381		1,631,607
Held-to-maturity	27,318			114,248		141,566
Other				75,101		75,101
Proceeds from sale of investment securities available-for-sale	426,666			3,590,131	(191,484)	3,825,313
Proceeds from sale of other investment securities				52,294		52,294
Net repayments on loans	717,578		12,800	1,065,164	(741,795)	1,053,747
Proceeds from sale of loans				328,170		328,170
Acquisition of loan portfolios				(72,675)		(72,675)
Capital contribution to subsidiary	(940,000)	(940,000)	(590,000)		2,470,000
Transfer of shares of a subsidiary	(42,971)		42,971
Mortgage servicing rights purchased				(1,364)		(1,364)
Acquisition of premises and equipment	(310)			(69,330)		(69,640)
Proceeds from sale of premises and equipment	14,943			25,300		40,243
Proceeds from sale of foreclosed assets	47			149,900		149,947

Net cash provided by (used in) investing activities	5,998	(955,530)	(84,221)	2,484,032	1,204,122	2,654,401

Cash flows from financing activities:
Net decrease in deposits				(2,058,240)	432,642	(1,625,598)
Net decrease in federal funds purchased and assets sold under agreements to repurchase	(44,471)			(964,027)	89,680	(918,818)
Net (decrease) increase in other short-term borrowings	(18,544)		200	(721,059)	741,795	2,392
Payments of notes payable			(798,880)	(14,197)		(813,077)
Proceeds from issuance of notes payable			675	60,000		60,675
Dividends paid to parent company				(188,125)	188,125
Dividends paid	(71,438)					(71,438)
Issuance costs and fees paid on exchange of preferred stock and trust preferred securities	(29,024)				3,944	(25,080)
Treasury stock acquired	(17)					(17)
Capital contribution from parent		940,000	940,000	590,000	(2,470,000)

Net cash (used in) provided by financing activities	(163,494)	940,000	141,995	(3,295,648)	(1,013,814)	(3,390,961)

Net increase (decrease) in cash and due from banks	1,172	211	(6,930)	(100,388)	(1,722)	(107,657)
Cash and due from banks at beginning of period	2	89	7,668	777,994	(766)	784,987

Cash and due from banks at end of period	$1,174	$300	$738	$677,606	$(2,488)	$677,330

Condensed Consolidating Statement Of Cash Flows

	Year ended December 31, 2008
	Popular, Inc.	PIBI	PNA	Other	Elimination	Popular, Inc.
(In thousands)	Holding Co.	Holding Co.	Holding Co.	subsidiaries	entries	Consolidated

Cash flows from operating activities:
Net loss	$(1,243,903)	$(1,488,446)	$(1,503,782)	$(1,163,117)	$4,155,345	$(1,243,903)

Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Equity in undistributed losses of subsidiaries	1,432,356	1,493,072	1,412,867		(4,338,295)
Depreciation and amortization of premises and equipment	2,321		3	70,764		73,088
Provision for loan losses	40			1,010,335		1,010,375
Goodwill and trademark impairment losses				12,480		12,480
Impairment losses on long-lived assets				17,445		17,445
Amortization of intangibles				11,509		11,509
Fair value adjustments of mortgage servicing rights				52,174		52,174
Net loss (gain) on sale and valuation adjustment of investment securities		9,147		(73,443)		(64,296)
FDIC deposit insurance expense				15,037		15,037
Losses from changes in fair value related to instruments measured at fair value pursuant to the fair value option				198,880		198,880
Net loss (gain) on disposition of premises and equipment	57			(25,961)		(25,904)
Loss on sale of loans, including adjustments to indemnity reserves, and adjustments on loans held-for-sale				83,056		83,056
Net (accretion of discounts) amortization of premiums and deferred fees	(1,791)			74,170		72,379
Fair value adjustment of other assets held for sale				120,789		120,789
Losses (earnings) from investments under the equity method	110	(11,845)	4,546	26	(1,753)	(8,916)
Stock options expense	412			687		1,099
Net disbursements on loans held-for-sale				(2,302,189)		(2,302,189)
Acquisitions of loans held-for-sale				(431,789)		(431,789)
Proceeds from sale of loans held-for-sale				1,492,870		1,492,870
Net decrease in trading securities				1,754,419	(319)	1,754,100
Net decrease (increase) in accrued income receivable	642	(412)	(1,383)	59,787	825	59,459
Net (increase) decrease in other assets	(585)	5,245	7,067	84,445	(25,136)	71,036
Net decrease in interest payable	(1,982)		(15,934)	(39,665)	(825)	(58,406)
Deferred income taxes	(444)		12,962	366,733	475	379,726
Net increase in pension and other postretirement benefit obligation				1,002		1,002
Net increase (decrease) in other liabilities	9,511	1	(26,835)	(41,890)	25,630	(33,583)

Total adjustments	1,440,647	1,495,208	1,393,293	2,511,671	(4,339,398)	2,501,421

Net cash provided by (used in) operating activities	196,744	6,762	(110,489)	1,348,554	(184,053)	1,257,518

Cash flows from investing activities:
Net (increase) decrease in money market investments	(43,294)	(40,314)	(550,095)	237,491	608,270	212,058
Purchases of investment securities:
Available-for-sale	(188,673)	(181)		(3,887,030)		(4,075,884)
Held-to-maturity	(605,079)			(4,481,090)		(5,086,169)
Other				(193,820)		(193,820)
Proceeds from calls, paydowns, maturities and redemptions of investment securities:
Available-for-sale				2,491,732		2,491,732
Held-to-maturity	801,500			4,476,373		5,277,873
Other				192,588		192,588
Proceeds from sale of investment securities available-for-sale		8,296		2,437,214		2,445,510
Proceeds from sale of other investment securities				49,489		49,489
Net (disbursements) repayments on loans	(1,301,944)	25,150	2,054,214	(991,266)	(879,591)	(1,093,437)
Proceeds from sale of loans				2,426,491		2,426,491
Acquisition of loan portfolios				(4,505)		(4,505)
Capital contribution to subsidiary	(251,512)	(250,000)	(246,800)		748,312
Mortgage servicing rights purchased				(42,331)		(42,331)
Acquisition of premises and equipment	(664)			(145,476)		(146,140)
Proceeds from sale of premises and equipment				60,058		60,058
Proceeds from sale of foreclosed assets				166,683		166,683

Net cash (used in) provided by investing activities	(1,589,666)	(257,049)	1,257,319	2,792,601	476,991	2,680,196

Cash flows from financing activities:
Net decrease in deposits				(164,957)	(589,220)	(754,177)
Net increase (decrease) in federal funds purchased and assets sold under agreements to repurchase	44,471		(117,692)	(1,794,455)	(17,980)	(1,885,656)
Net decrease in other short-term borrowings	(122,232)		(6,473)	(892,692)	(475,648)	(1,497,045)
Payments of notes payable	(61,152)		(1,273,568)	(2,069,253)	1,387,559	(2,016,414)
Proceeds from issuance of notes payable	380,297		8,171	671,630	(32,000)	1,028,098
Dividends paid	(188,644)			(179,900)	179,900	(188,644)
Proceeds from issuance of common stock	17,712					17,712
Proceeds from issuance of preferred stock and associated warrants	1,321,142				3,793	1,324,935
Treasury stock acquired	(61)			(300)		(361)
Capital contribution from parent		250,000	250,000	248,311	(748,311)

Net cash provided by (used in) financing activities	1,391,533	250,000	(1,139,562)	(4,181,616)	(291,907)	(3,971,552)

Net (decrease) increase in cash and due from banks	(1,389)	(287)	7,268	(40,461)	1,031	(33,838)
Cash and due from banks at beginning of period	1,391	376	400	818,455	(1,797)	818,825

Cash and due from banks at end of period	$2	$89	$7,668	$777,994	$(766)	$784,987